As filed with the Securities and Exchange Commission on February 15, 2024

Securities Act File No. 333-237048

Investment Company Act File No. 811-23556

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 9	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14	☒
(Check appropriate box or boxes.)

DATUM ONE SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (866) 494-4270

Name and Address of Agent for Service of Process	With copies to:
Barbara J. Nelligan The Northern Trust Company 50 S. LaSalle Street Chicago, Illinois 60603	Jessica Reece Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	On May 1, 2024 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus [ ], 2024

BRANDES INTERNATIONAL EQUITY FUND Class A – BIEAX Class C – BIECX Class I – BIIEX Class R6 – BIERX	BRANDES INTERNATIONAL SMALL CAP EQUITY FUND Class A – BISAX Class C – BINCX Class I – BISMX Class R6 – BISRX

BRANDES GLOBAL EQUITY FUND Class A – BGEAX Class C – BGVCX Class I – BGVIX Class R6 – BGVRX*	BRANDES SMALL CAP VALUE FUND Class A – BSCAX Class I – BSCMX Class R6 – BSCRX

BRANDES EMERGING MARKETS VALUE FUND Class A – BEMAX Class C – BEMCX Class I – BEMIX Class R6 – BEMRX

*	Class R6 shares of this Fund are currently inactive. If interested in purchasing the R6 shares of this Fund, please contact 1-800 395-3807 for information.

The shares registered for offer and sale under this post-effective amendment No. [ ] with respect to the Funds listed above will not be offered or sold to any person(s) under this registration statement unless and until the reorganization of the corresponding series of Brandes Investment Trust (the “Predecessor Funds”) into the Funds (the “Reorganization”), as contemplated by the registration statement on Form N-14 anticipated to be filed by Datum One Series Trust on or about [ ], 2024, is completed. All information provided for periods prior to the Reorganization is based on the information for the Predecessor Funds.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Section

Brandes International Equity Fund

Class / Ticker  Class I BIIEX  Class A BIEAX  Class C BIECX  Class R6 BIERX

Investment Objective

The Brandes International Equity Fund (the “International Equity Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 50 of the Prospectus and “Additional Purchase and Redemption Information” on page 60 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A		Class C		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[5.75	]%	[None	]	[None	]	[None	]
Maximum Deferred Sales Charge (Load)	[None	]*	[1.00	%]**	[None	]	[None	]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class I		Class R6
Management Fees	[	]%	[	]%	[	]%	[	]%
Distribution (12b-1) Fees	[0.25	]%	[0.75	]%	None		None
Other Expenses
Shareholder Servicing Fees	[	]%	[0.25	]%	[	]%	[	]%
Other Expenses(1)	[	]%	[	]%	[	]%	[	]%
Total Other Expenses(2)	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%	[	]%
Less: Fee Waiver and/or Expense Reimbursement(3)	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	[	]%(3)	[	]% (3)	[	]%	[	]%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

**

A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor. For additional information, please see the “Terms of the Conversion Feature” section of the Fund’s statutory prospectus.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)

Other Expenses have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes International Equity Fund, a series of Brandes Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(3)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurring in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to [ ]% for Class A, [ ]% for Class C, [ ]% for Class I and [ ]% for Class R6, as percentages of the respective Fund classes’ average daily net assets through [ ], 2026 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

(4)

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the ratios of net expenses to average net assets provided in the financial highlights, which reflect the effect of voluntary service provider fee reductions.

Example

This example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class C	$	[	]	$	[	]	$	[	]	$	[	](1)
Class I	$	[	]	$	[	]	$	[	]	$	[	]
Class R6	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your Class C shares.

	1 Year			3 Years			5 Years			10 Years
Class C	$	[	]	$	[	]	$	[	]	$	[	](1)

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus.

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 21.81% of the average value of its portfolio.

Principal Investment Strategies

The International Equity Fund invests primarily in equity securities of foreign companies. The Fund typically invests in foreign companies with market capitalizations (market value of publicly traded equity securities) greater than $5 billion at the time of purchase. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located in at least three countries outside the United States. Equity securities include common and preferred stocks, warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector.

The International Equity Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The International Equity Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time and may at times be relatively high.

Brandes Investment Partners, L.P., the International Equity Fund’s investment adviser (the “Adviser”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio. When buying equity securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the International Equity Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the International Equity Fund’s investments in foreign securities.

Value Securities Risk. The International Equity Fund invests in value securities, which are securities the Adviser believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Adviser may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the International Equity Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance has varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free).

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	22.49%
Worst Quarter	1Q 2020	-31.03%

Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	22.48%	7.07%	3.94%
Class C Shares – Return Before Taxes	27.93%	7.60%	3.96	%(1)
Class R6 Shares – Return Before Taxes	30.43%	8.76%	4.91%
Class I Shares – Return Before Taxes	30.37%	8.65%	4.79%
Return After Taxes on Distributions	29.72%	7.96%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	18.65%	6.81%	3.84%
MSCI EAFE (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	18.24%	8.16%	4.28%

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares 8 years after the start of the period.

Class R6 shares were first offered by the Predecessor Fund on February 1, 2016. Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed this Fund Since*:
Brent V. Woods, CFA	Chief Executive Officer and International Large Cap Investment Committee Voting Member	2024
Amelia Maccoun Morris, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2024
Jeffrey Germain, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2024
Shingo Omura, CFA	Director, Investments Group and International Large Cap Investment Committee Voting Member	2024
Luiz G. Sauerbronn	Director, Investments Group, International Large Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The International Equity Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the International Equity Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brandes Global Equity Fund

Class / Ticker  Class I BGVIX  Class A BGEAX  Class C BGVCX  Class R6 BGVRX

Investment Objective

The Brandes Global Equity Fund (the “Global Equity Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 50 of the Prospectus and “Additional Purchase and Redemption Information” on page 60 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A		Class C		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[5.75	]%	[None	]	[None	]	[None	]
Maximum Deferred Sales Charge (Load)	[None	]*	[1.00	%]**	[None	]	[None	]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class I		Class R6
Management Fees	[	]%	[	]%	[	]%	[	]%
Distribution (12b-1) Fees	[0.25	]%	[0.75	]%	[None	]	[None	]
Other Expenses
Shareholder Servicing Fees	[	]%	[0.25	]%	[	]%	[	]%
Other Expenses(1)	[	]%	[	]%	[	]%	[	]%
Total Other Expenses(2),(3)	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%	[	]%
Less: Fee Waiver and/or Expense Reimbursement	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)(4)	[	]%	[	]%	[	]%	[	]%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

**

A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor. For additional information, please see the “Terms of the Conversion Feature” section of the Fund’s statutory prospectus.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)	Other expenses for the Class R6 shares are estimated based on current expenses of the Class A shares.
(3)

Other Expenses have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes Global Equity Fund, a series of Brandes Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(4)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurring in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to [ ]% for Class A, [ ]% for Class C, [ ]% for Class I and [ ]% for Class R6, as percentages of the respective Fund classes’ average daily net assets through [ ], 2026 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the Global Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class C	$	[	]	$	[	]	$	[	]	$	[	]1)
Class I	$	[	]	$	[	]	$	[	]	$	[	]
Class R6	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year			3 Years			5 Years			10 Years
Class C	$	[	]	$	[	]	$	[	]	$	[	]1)

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus

Portfolio Turnover

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 17.28% of the average value of its portfolio.

Principal Investment Strategies

The Global Equity Fund invests primarily in equity securities of U.S. and foreign companies. The Fund typically invests in companies with market capitalizations (market value of publicly traded equity securities) greater than $5 billion at the time of purchase. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities. Equity securities include common and preferred stocks, warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector.

The Global Equity Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase, or (b) 150% of the weighting of such country as represented in the Morgan Stanley Capital International World (“MSCI World”) Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The Global Equity Fund will invest in at least three different countries, and invest at least 40% of its total assets (measured at the time of purchase) outside of the United States or, if conditions are not favorable, invest at least 30% of its total assets (measured at the time of purchase) outside of the United States. For example, if the Adviser determines that non-U.S. markets are generally overvalued compared to U.S. markets, the Fund may invest up to 70% of its total assets within the United States.

The Global Equity Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

Brandes Investment Partners, L.P., the Global Equity Fund’s investment adviser (the “Adviser”), uses the principles of value investing to analyze and select equity securities for the Fund’s investment portfolio. When buying equity securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Global Equity Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Global Equity Fund’s investments in foreign securities.

Value Securities Risk. The Global Equity Fund invests in value securities, which are securities the Adviser believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Adviser may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the Global Equity Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance has varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free).

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	22.65%
Worst Quarter	1Q 2020	-29.45%

Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	14.40%	9.11%	5.42%
Class C Shares – Return Before Taxes	19.49%	9.58%	5.41	%(1)
Class I Shares – Return Before Taxes	21.68%	10.67%	6.31%
Return After Taxes on Distributions	20.43%	9.73%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	13.91%	8.44%	4.89%
MSCI World (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	23.79%	12.80%	8.60%

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares 8 years after the start of the period. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed this Fund Since*:
Brent Fredberg	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2024
Ted Kim, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2024
Kenneth Little, CFA	Managing Director, Investments Group, All-Cap Investment Committee Voting Member and Global Large Cap Investment Committee Voting Member	2024
Brian A. Matthews, CFA	Director, Investments Group and Global Large Cap Investment Committee Voting Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries. As of the date of this Prospectus, Class R6 shares are not available for purchase.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares will generally be available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The Global Equity Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Global Equity Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brandes Emerging Markets Value Fund

Class / Ticker  Class I BEMIX  Class A BEMAX  Class C BEMCX  Class R6 BEMRX

Investment Objective

The Brandes Emerging Markets Value Fund (the “Emerging Markets Value Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Emerging Markets Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 50 of the Prospectus and “Additional Purchase and Redemption Information” on page 60 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A		Class C		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[5.75	]%	[None	]	[None	]	[None	]
Maximum Deferred Sales Charge (Load)	[None	]*	[1.00	%]**	[None	]	[None	]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class I		Class R6
Management Fees	[	]%	[	]%	[	]%	[	]%
Distribution (12b-1) Fees	[ 0.25	]%	[ 0.75	]%	[None	]	[None	]
Other Expenses
Shareholder Servicing Fees	[	]%	[0.25	]%	[	]%	[	]%
Other Expenses(1)	[	]%	[	]%	[	]%	[	]%
Total Other Expenses(2)	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%	[	]%
Less: Fee Waiver and/or Expense Reimbursement	[	]%	[	]%	[	]%	[	]%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	[	]%	[	]%	[	]%	[	]%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

**

A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor. For additional information, please see the “Terms of the Conversion Feature” section of the Fund’s statutory prospectus.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)

Other Expenses have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes Emerging Markets Value Fund, a series of Brandes Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(3)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurring in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to [ ]% for Class A, [ ]% for Class C, [ ]% for Class I and [ ]% for Class R6, as percentages of the respective Fund classes’ average daily net assets through [ ], 2026 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the Emerging Markets Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class C	$	[	]	$	[	]	$	[	]	$	[	](1)
Class I	$	[	]	$	[	]	$	[	]	$	[	]
Class R6	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year			3 Years			5 Years			10 Years
Class C	$	[	]	$	[	]	$	[	]	$	[	](1)

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus

Portfolio Turnover

The Emerging Markets Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 19.23% of the average value of its portfolio.

Principal Investment Strategies

The Emerging Markets Value Fund invests primarily in equity securities of companies located or active mainly in emerging markets (including frontier markets). The Fund typically invests in companies that have market capitalizations (market value of publicly traded equity securities) greater than $3 billion at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located or active mainly in emerging markets. Brandes Investment Partners, L.P., the investment adviser (the “Adviser”), defines a company as “active mainly in emerging markets” if the company has greater than 80% of revenues, profits, assets, or business activity derived from emerging market countries. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund will generally limit its investments in any one issuer to no more than 5% of the Fund’s total assets, measured at the time of purchase, but may, from time to time, invest more than 5% of the Fund’s total assets in one or more issuers. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or information technology sector.

Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East. The Adviser considers an emerging market country to be any country which is in the MSCI EM Index and the MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI EM Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The Emerging Markets Value Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions.

The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

The Adviser uses the principles of value investing to analyze and select equity securities for the Emerging Markets Value Fund’s investment portfolio. When buying equity securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Emerging Markets Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

The Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. VIE structures provide exposure to Chinese companies through contractual arrangements instead of equity ownership, and therefore VIE structures are subject to risks associated with breach of contractual arrangements, including the difficulty of enforcing any judgments outside the United States, and do not offer the same level of investor protection as direct ownership. An investment in a VIE structure also subjects the Fund to the risks associated with the underlying China-based operating company.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Emerging Markets Value Fund’s investments in foreign securities.

Value Securities Risk. The Emerging Markets Value Fund invests in value securities, which are securities the Adviser believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Adviser may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the Emerging Markets Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. Such companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of those rights. They are also facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Emerging Markets Value Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Real Estate Investment Trusts Risk. The value of real estate investment trusts and similar REIT-like entities (“REITs”) may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance has varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free).

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	21.78%
Worst Quarter	1Q 2020	-34.10%

Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	15.21%	1.68%	0.43%
Class C Shares – Return Before Taxes	20.38%	2.23%	0.48	%(1)
Class R6 Shares – Return Before Taxes	22.71%	3.25%	1.39%
Class I Shares – Return Before Taxes	22.52%	3.11%	1.27%
Return After Taxes on Distributions	22.05%	2.90%	0.99%
Return After Taxes on Distributions and Sale of Fund Shares	14.07%	2.73%	1.18%
MSCI Emerging Markets (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	9.83%	3.68%	2.66%

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares 8 years after the start of the period.

Class R6 shares were first offered by the Predecessor Fund on July 11, 2016. Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed this Fund Since*:
Gerardo Zamorano, CFA	Director, Investments Group, All-Cap Investment Committee Voting Member and Emerging Markets Investment Committee Voting Member	2024
Christopher J. Garrett, CFA	Director, Institutional Group and Emerging Markets Investment Committee Voting Member	2024
Louis Y. Lau, CFA	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2024
Mauricio Abadia	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The Emerging Markets Value Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Emerging Markets Value Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brandes International Small Cap Equity Fund

Class / Ticker  Class I BISMX  Class A BISAX  Class C BINCX  Class R6 BISRX

Investment Objective

The Brandes International Small Cap Equity Fund (the “International Small Cap Equity Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the International Small Cap Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 50 of the Prospectus and “Additional Purchase and Redemption Information” on page 60 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A		Class C		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[5.75	]%	[None	]	[None	]	[None	]
Maximum Deferred Sales Charge (Load)	[None	]*	[1.00	%]**	[None	]	[None	]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class I		Class R6
Management Fees	[	]%	[	]%	[	]%	[	]%
Distribution (12b-1) Fees	[0.25	]%	[0.75	]%	[None	]	[None	]
Other Expenses
Shareholder Servicing Fees	[	]%	[0.25	]%	[	]%	[	]%
Other Expenses(1)	[	]%	[	]%	[	]%	[	]%
Total Other Expenses(2)	[	]%	[	]%	[	]%	[	]%
Acquired Fund Fees and Expenses	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%	[	]%
Less: Fee Waiver and/or Expense Reimbursement	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	[	]%	[	]%	[	]%	[	]%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

**

A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor. For additional information, please see the “Terms of the Conversion Feature” section of the Fund’s statutory prospectus.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)

Other Expenses have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes International Small Cap Equity Fund, a series of Brandes Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(3)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurring in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to [ ]% for Class A, [ ]% for Class C, [ ]% for Class I and [ ]% for Class R6, as percentages of the respective Fund classes’ average daily net assets through [ ], 2026 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the International Small Cap Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class C	$	[	]	$	[	]	$	[	]	$	[	](1)
Class I	$	[	]	$	[	]	$	[	]	$	[	]
Class R6	$	[	]	$	[	]	$	[	]	$	[	]

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year			3 Years			5 Years			10 Years
Class C	$	[	]	$	[	]	$	[	]	$	[	] (1)

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year. For additional information, please see the “Terms of the Conversion Feature” section of the Prospectus

Portfolio Turnover

The International Small Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 32.77% of the average value of its portfolio.

Principal Investment Strategies

The International Small Cap Equity Fund invests primarily in equity securities of foreign companies with small market capitalizations (market value of publicly traded equity securities). A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in equity securities of small market capitalization companies located in at least three countries outside the United States. The Fund considers a company to be a small capitalization company if it has a market capitalization of $5 billion or less at the time of purchase. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials sector or financial sector.

The International Small Cap Equity Fund may invest in issuers located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI ACWI ex USA Small Cap Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The International Small Cap Equity Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

Brandes Investment Partners, L.P., the investment adviser (the “Adviser”), uses the principles of value investing to analyze and select equity securities for the International Small Cap Equity Fund’s investment portfolio. When buying equity securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the International Small Cap Equity Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first eight risks) are:

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the International Small Cap Equity Fund’s investments in foreign securities.

Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.

Value Securities Risk. The International Small Cap Equity Fund invests in value securities, which are securities the Adviser believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Adviser may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The International Small Cap Equity Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the International Small Cap Equity Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Real Estate Investment Trusts Risk. The value of real estate investment trusts and similar REIT-like entities (“REITs”) may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance has varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free).

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	22.80%
Worst Quarter	1Q 2020	-28.38%

Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	31.03%	9.62%	4.78%
Class C Shares – Return Before Taxes	36.97%	10.24%	4.84	%(1)
Class R6 Shares – Return Before Taxes	39.47%	11.31%	5.73%
Class I Shares – Return Before Taxes	39.26%	11.18%	5.63%
Return After Taxes on Distributions	38.26%	10.61%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares	23.88%	8.86%	4.22%
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)(2)	15.66%	7.89%	4.88%
S&P Developed ex-U.S. Small Cap (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	13.47%	6.46%	4.40%

(1)

Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares 8 years after the start of the period.

(2)

Effective January 28, 2024, the benchmark for the Predecessor Fund changed from the S&P Developed ex-U.S. Small Cap (Net Dividends) Index to the MSCI ACWI ex USA Small Cap Index to better align the Predecessor Fund’s benchmark with the Fund’s current portfolio objectives and composition.

Class R6 shares were first offered by the Predecessor Fund on June 27, 2016. Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed this Fund Since*:
Luiz G. Sauerbronn	Director, Investments Group, Small Cap Investment Committee Voting Member and International Large Cap Investment Committee Voting Member	2024
Yingbin Chen, CFA	Director, Investments Group, All Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2024
Mark Costa, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2024
Bryan Barrett, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The International Small Cap Equity Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the International Small Cap Equity Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section

Brandes Small Cap Value Fund

Class / Ticker  Class I BSCMX  Class A BSCAX  Class R6 BSCRX

Investment Objective

The Brandes Small Cap Value Fund (the “Small Cap Value Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Small Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 50 of the Prospectus and “Additional Purchase and Redemption Information” on page 60 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[5.75	]%	[None	]	[None	]
Maximum Deferred Sales Charge (Load)	[None	]*	[None	]	[None	]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Class R6
Management Fees	[	]%	[	]%	[	]%
Distribution (12b-1) Fees	[0.25	]%	[None	]	[None	]
Other Expenses(1),(2)	[	]%	[	]%	[	]%
Acquired Fund Fees and Expenses	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses(3)	[	]%	[	]%	[	]%
Less: Fee Waiver and/or Expense Reimbursement	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3),(4)	[	]%	[	]%	[	]%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)

Other Expenses have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes Small Cap Value Fund, a series of Brandes Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(3)

Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the ratios of expenses (and net expenses) to average net assets provided in the financial highlights, which reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses.

(4)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the International Equity Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurring in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to [ ]% for Class A, [ ]% for Class C, [ ]% for Class I and [ ]% for Class R6, as percentages of the respective Fund classes’ average daily net assets through [ ], 2026 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

Example

This example is intended to help you compare the costs of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class I	$	[	]	$	[	]	$	[	]	$	[	]
Class R6	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 30.99% of the average value of its portfolio.

Principal Investment Strategies

The Small Cap Value Fund invests primarily in equity securities of U.S. companies with small market capitalizations (market value of publicly traded equity securities). Equity securities include common and preferred stocks, warrants and rights. Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in securities of companies with small market capitalizations. The Fund considers a company to be a small capitalization company if it has a market capitalization of $5 billion or less at the time of purchase. The Fund may invest up to 10% of its total assets, measured at the time of purchase, in fixed-income securities. The Fund may invest up to 10% of its total assets, measured at the time of purchase, in securities of companies located outside of the United States. However, the combined total assets invested in fixed-income securities and in securities of companies located outside of the United States may not exceed 15%, measured at the time of purchase. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials sector or health care sector.

The Small Cap Value Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.

Brandes Investment Partners, L.P., the investment adviser (the “Adviser”), uses the principles of value investing to analyze and select securities for the Small Cap Value Fund’s investment portfolio. When buying securities, the Adviser assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Adviser’s estimates of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation. The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Small Cap Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Stock Market and Equity Securities Risk. The stock markets are volatile and the market prices of the fund’s equity securities may go up or down, sometimes rapidly and unpredictably. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.

Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.

Value Securities Risk. The Small Cap Value Fund invests in value securities, which are securities the Adviser believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Adviser may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Small Cap Value Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Credit Risk. Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Small Cap Value Fund may decline in response to adverse developments with respect to the issuer or if the issuer or any guarantor is, or is perceived to be, unwilling or unable to pay or perform in a timely fashion.

Currency Risk. Because the Small Cap Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Small Cap Value Fund’s investments in foreign securities.

Health Care Sector Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Interest Rate Risk. To the extent the Fund invests in fixed income securities, the income on and value of your shares in the Small Cap Value Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates than would typically be the case. Recent and potential future changes in government policy may affect interest rates.

Market Risk. The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance has varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free).

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2020	27.10%
Worst Quarter	1Q 2020	-23.30%

Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	15.39%	12.73%	9.15%
Class R6 Shares – Return Before Taxes	22.91%	13.02%	9.48%
Class I Shares – Return Before Taxes	22.75%	14.40%	10.08%
Return After Taxes on Distributions	21.62%	13.51%	9.35%
Return After Taxes on Distributions and Sale of Fund Shares	14.07%	11.33%	8.03%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.93%	9.97%	7.16%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%

The performance information shown for periods before January 2, 2018 is that of a private investment fund managed by the Adviser (the “Private Investment Fund”) with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Predecessor Fund. The Predecessor Fund acquired the assets and assumed the liabilities of the Private Investment Fund on January 2, 2018, and investors in the Private Investment Fund received Class I shares of the Predecessor Fund as part of the reorganization. Class A shares reflect the gross expenses of the Private Investment Fund restated to reflect the Class A sales load and Rule 12b-1 fees.

The Private Investment Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Predecessor Fund; therefore the Predecessor Fund would have had different performance results. The performance of the Private Investment Fund prior to January 2, 2018 is based on calculations that are different than the standardized method of calculations specified by the United States Securities and Exchange Commission (the “SEC”). If the Private Investment Fund’s performance had been readjusted to reflect the Predecessor Fund’s expenses, the performance would have differed. The Private Investment Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed this Fund Since*:
Luiz G. Sauerbronn	Director, Investments Group, Small Cap Investment Committee Voting Member and International Large Cap Investment Committee Voting Member	2024
Yingbin Chen, CFA	Director, Investments Group, All Cap Investment Committee Voting Member and Small Cap Investment Committee Voting Member	2024
Mark Costa, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2024
Bryan Barrett, CFA	Director, Investments Group and Small Cap Investment Committee Voting Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Class A
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The Small Cap Value Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Small Cap Value Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objectives

The investment objective of each Fund is long-term capital appreciation. Each Fund’s investment objective may be changed by the Funds’ Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.

Investment Policies

During the past decade, foreign capital markets have grown significantly. Brandes Investment Partners, L.P. (“Brandes” or the “Adviser”) believes that significant investment opportunities exist throughout the world.

The investment policy of each relevant Fund concerning “80% of the Fund’s net assets” may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days’ written notice before any such change.

International Equity Fund

The International Equity Fund invests primarily in equity securities of foreign companies. The Fund typically invests in foreign companies with market capitalizations (market value of publicly traded equity securities) greater than $5 billion at the time of purchase. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located in at least three countries outside the United States. Equity securities include common and preferred stocks, warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging market countries (including frontier market countries). The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector.

The International Equity Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI EAFE Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

Global Equity Fund

The Global Equity Fund invests primarily in equity securities of U.S. and foreign companies. The Fund typically invests in companies with market capitalizations (market value of publicly traded equity securities) greater than $5 billion. A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities. Equity securities include common and preferred stocks, warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or health care sector.

The Global Equity Fund may invest in companies located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase, or (b) 150% of the weighting of such country as represented in the MSCI World Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

The Global Equity Fund will invest in at least three different countries, and invest at least 40% of its total assets (measured at the time of purchase) outside of the United States or, if conditions are not favorable, invest at least 30% of its total assets (measured at the time of purchase) outside of the United States. For example, if the Adviser determines that non-U.S. markets are generally overvalued compared to U.S. markets, the Fund may invest up to 70% of its total assets within the United States.

Emerging Markets Value Fund

The Emerging Markets Value Fund invests primarily in equity securities of companies located or active mainly in emerging markets (including frontier markets). The Fund typically invests in companies that have market capitalizations (market value of publicly traded equity securities) greater than $3 billion. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located or active mainly in emerging markets. The Adviser defines a company as “active mainly in emerging markets” if the company has greater than 80% of revenues, profits, or business activity derived from emerging market countries. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund will generally limit its investments in any one issuer to no more than 5% of the Fund’s total assets, measured at the time of purchase, but may, from time to time, invest more than 5% of the Fund’s total assets in one or more issuers. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or information technology sector.

Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East. The Adviser considers an emerging market country to be any country which is in the MSCI EM Index or MSCI Frontier Markets Index or that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI EM Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

International Small Cap Fund

The International Small Cap Fund invests primarily in equity securities of foreign companies with small market capitalizations (market value of publicly traded equity securities). A foreign company is determined to be “foreign” on the basis of its domicile, its principal place of business, its primary stock exchange listing, and/or the source of its revenues. Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in equity securities of small market capitalization companies located in at least three countries outside the United States. The Fund currently considers a company to be a small capitalization company if it has a market capitalization of $5 billion or less at the time of purchase. Equity securities include common and preferred stocks, REITs, warrants and rights. The Fund may invest up to 30% of its total assets, measured at the time of purchase, in securities of companies located in emerging markets (including frontier markets). With respect to 20% of the Fund’s net assets, the Fund may invest in equity securities of companies with market capitalizations of any size. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials or financial sector.

The International Small Cap Fund may invest in issuers located around the world. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI ACWI ex USA Small Cap Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.

Small Cap Value Fund

The Small Cap Value Fund invests primarily in equity securities of U.S. companies with small market capitalizations (market value of publicly traded equity securities). Equity securities include common and preferred stocks, warrants and rights. Under normal market conditions, the Fund will invest at least 80% of its net assets measured at the time of purchase in securities of companies with small market capitalizations. The Fund currently considers a company to be a small capitalization company if it has a market capitalization of $5 billion or less at the time of purchase. The Fund may invest up to 10% of its total assets, measured at the time of purchase, in fixed-income securities. The Fund may invest up to 10% of its total assets, measured at the time of purchase, in securities of companies located outside of the United States. However, the combined total assets invested in fixed-income securities and in securities of companies located outside of the United States may not exceed 15%, measured at the time of purchase. The Fund may invest up to 5% of its total assets, measured at the time of purchase, in any one company. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the industrials sector or health care sector.

More on the Small Cap Value Fund’s Performance. Prior to January 2, 2018, the Adviser managed a private investment fund (the “Small Cap Value Private Investment Fund”) with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the predecessor Small Cap Value Fund, a series of Brandes Investment Trust, the predecessor to the Small Cap Value Fund (the “Predecessor Small Cap Value Fund”). The Predecessor Small Cap Value Fund acquired the assets and assumed the liabilities of the Small Cap Value Private Investment Fund on January 2, 2018, and investors in the Small Cap Value Private Investment Fund received Class I shares of the Predecessor Small Cap Value Fund as part of the reorganization. Class A shares reflect the gross expenses of the Small Cap Value Private Investment Fund restated to reflect the Class A sales load and Rule 12b-1 fees. The performance of the Small Cap Value Private Investment Fund prior to January 2, 2018 is based on calculations that are different than the standardized method of calculations specified by the SEC. If the Small Cap Value Private Investment Fund performance had been readjusted to reflect the Predecessor Small Cap Value Fund’s expenses, the performance would have differed. The Small Cap Value Private Investment Fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

All Funds

The Adviser selects stocks for the Funds based on their individual merits and not necessarily on their geographic locations. In selecting securities for the Funds, the Adviser does not attempt to match the security allocations of stock market indices. Therefore, each Fund’s country weightings may differ significantly from country weightings found in published stock indices. For example, the Adviser may decide not to invest a Fund’s assets in companies in a country whose stock market, at the time, comprises a large portion of a published stock market index. At the same time, the Adviser may invest the Fund’s assets in companies in countries whose representation in the index is small or non-existent.

Value Investing

The Adviser applies the Graham and Dodd Value Investing approach to stock selection. Benjamin Graham is widely regarded as the founder of this approach to investing and a pioneer in modern security analysis. In his 1934 book Security Analysis, co-written by David Dodd, Graham introduced the idea that equity securities should be chosen by identifying the “true” long-term – or intrinsic – value of a company based on measurable data. The Adviser follows this approach, looking at each equity security as though it is a business that is for sale. By choosing securities that are selling at a discount to the Adviser’s estimates of their share of the underlying company’s intrinsic value, the Adviser seeks to establish an opportunity for long-term capital appreciation.

The Adviser uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry. This analysis typically includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

The Adviser may sell a security when its price reaches the Adviser’s estimate of the underlying company’s intrinsic value, the Adviser believes that other investments are more attractive, or for other reasons.

There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.

Short-Term Investments

Each Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Adviser’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high. Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, demand notes, commercial paper, treasury money market funds and money market funds. When taking such temporary defensive positions, the Funds may not be seeking their investment objectives.

Securities Lending

The Funds may lend securities to broker-dealers or other institutions to earn income.

Other Investment Techniques and Restrictions

The Funds may use certain other investment techniques, and have adopted certain investment restrictions, which are described in the Funds’ Statement of Additional Information (“SAI”). Unlike the Funds’ investment objectives, certain of these investment restrictions are fundamental and may be changed only by a majority vote of each Funds’ outstanding shares. However, the Funds’ investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Risks of Investing in the Funds

The value of your investment in the Funds will fluctuate, which means you could lose money. You should consider an investment in the Funds as a long-term investment. Each risk summarized below is considered a “principal risk” of investing in a Fund, unless otherwise noted, regardless of the order in which it appears.

Stock Market and Equity Securities Risk (All Funds). The values of stocks fluctuate, sometimes rapidly and unpredictably, in response to the activities and perceptions of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods. Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.

Value Securities Risk (All Funds). Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Adviser’s assessment of the future value of that security, or the market value of the security may decline. There is also a risk that it may take longer than expected for the value of any such investment to rise to the assessed value. The value style of investing has caused a Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future. Value securities may be out of favor with investors for varying periods of time.

Issuer Risk (All Funds). The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer, or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Foreign Securities Risk (All Funds). Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates. However, the Adviser does not believe that currency fluctuation, over the long term significantly affects portfolio performance of a group of broadly diversified companies representing a number of currencies and countries. The interrelationships of the global economies, volatility or threats to stability of any significant currency, such as occurred in the past with the European Monetary Union, or significant political instability of any country or region, may affect other markets and the value of an investment in a Fund.

Before investing in a Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Funds. Investments in foreign securities may also be adversely affected by sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Funds than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Each Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries. During such periods, the Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences than more diversified portfolios.

Emerging Markets and Related Risk (International Equity Fund, Global Equity Fund, Emerging Markets Value Fund, and International Small Cap Equity Fund). The Adviser considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), any country which is in the Morgan Stanley Capital International Frontier Markets Index (“MSCI Frontier Index”) or any country that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. There are currently over 130 such countries, approximately 40 of which currently have investable stock markets. Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe. Currently, investing in many emerging markets is not feasible or may involve unacceptable risks. As opportunities to invest in emerging markets develop, the Funds expect to expand the number of countries in which they invest.

Investments in emerging markets may be subject to all of the risks of foreign investing generally and have additional heightened risks due to a less established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks may include:

•	Less social, political and economic stability;

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

•	Less developed regulatory or legal structures governing private and foreign investments, and limited rights and legal remedies available to foreign investors;

•	Less familiarity with a capital market structure or market-oriented economy, and risk of market manipulation, corruption and fraud;

•

Inadequate, limited and untimely financial reporting, as issuers may not be subject to regulatory accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed markets are subject (e.g., the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may be unable to inspect audit work and practices in certain countries);

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Funds transact;

•	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

•	Less developed local banking infrastructure and limited reliable access to capital;

•	Risk of government seizure of assets;

•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries; and

•

Trade embargoes, sanctions and other restrictions, which may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

A Fund may invest in Chinese companies through VIE structures, which are designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the Fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the Fund to the risks associated with the underlying China-based operating company. In addition, the Fund may be exposed to certain associated risks, including the risks that the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If any of these actions were to occur, a Fund could suffer a permanent loss of its investment.

In addition, there may be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Chinese Military-Industrial Complex Companies.” In August 2023, the President of the United States issued another Executive Order outlining additional controls on U.S. investments in certain Chinese entities. The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, a Fund may incur losses. Any of the above factors may adversely affect a Fund’s performance or the Fund’s ability to pursue its investment objective.

Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. They are also known as “pre-emerging markets.”

Frontier markets are categorically considered to be the riskiest markets in the world in which to invest. Frontier markets have the least number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk.

Emerging and frontier markets both offer the prospect of higher returns with higher risk. However, emerging markets tend to be more stable and developed than frontier markets. The economies of emerging market countries have achieved a rudimentary level of development, while frontier markets represent the least economically developed nations in the global marketplace. Emerging and frontier markets also carry several types of investment risk, including market, political and currency risk, as well as the risk of nationalization.

Liquidity Risk (Emerging Markets Value Fund, International Small Cap Equity Fund, and Small Cap Value Fund). Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. A Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price, or may not be able to sell the securities at all. Illiquid securities may also be difficult to value.

Active Management Risk (All Funds). The value of your investment may go down if the Adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if a Fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the Adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the Adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, a Fund’s investment strategies or policies may change from time to time. Legislative, regulatory, or tax developments may also affect the investment techniques available to the Adviser in connection with managing the Funds. Those changes and developments may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of a Fund. Any of these factors could cause a Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Credit Risk (Small Cap Value Fund). Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer. Changes in actual or perceived creditworthiness may occur quickly. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to payment and/or claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund may experience a substantial or complete loss on any investment.

Currency Risk (All Funds). Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of a Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar.

Financial Sector Risk (All Funds except Small Cap Value Fund). Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, is not known.

Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. As a result, a number of large financial institutions failed, merged with other institutions or required significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources, and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.

Focused Investing Risk (All Funds). A Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region and may, from time to time, concentrate its investment in a particular issuer or issuers. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.

Health Care Sector Risk (International Equity Fund, Global Equity Fund, and Small Cap Value Fund). Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk (Small Cap Value Fund). Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk (Emerging Markets Value Fund). Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources and/or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for qualified personnel. Information technology companies are heavily dependent on patent and intellectual property rights, and the loss or impairment of such rights may adversely impact the profitability of these companies. Companies in the information technology sector are also facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions, reputational damage, and other remediation costs.

Interest Rate Risk (Small Cap Value Fund). The income generated by debt securities owned by the Fund will be affected by changing interest rates. In addition, as interest rates rise the values of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates than would typically be the case. Recent and potential future changes in government policy may affect interest rates.

Market Disruption and Geopolitical Risk (All Funds). The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters, epidemics or pandemics and systemic market dislocations may also be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund. Given the interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.

Mid and Small-Capitalization Company Risk (All Funds). Each Fund may invest in the securities of mid-capitalization and small-capitalization companies which generally involve greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-capitalization and small-capitalization companies usually have more limited trading liquidity. Because mid-capitalization and small-capitalization companies generally have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. Additionally, securities of mid-capitalization and small-capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and typically there is less publicly available information concerning mid-capitalization and small-capitalization companies than for larger, more established companies. Although investing in securities of mid-capitalization and small-capitalization companies offers potential above-average returns if the companies are successful, there is a risk that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Securities of mid-capitalization and small-capitalization companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth. Securities of mid-capitalization and small-capitalization companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns.

Real Estate Investment Trusts Risk (Emerging Markets Value Fund and International Small Cap Fund). REITs and similar REIT-like entities are vehicles that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs, such as including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations. In addition, a U.S. REIT may be affected by its failure to qualify for favorable U.S. federal income tax treatment generally available to U.S. REITs under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Redemption Risk (All Funds). A Fund may experience periods of significant redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients of the Adviser. In addition, redemption risk is heightened during periods of overall market turmoil. A large redemption by one or more shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

Securities Lending Risk (All Funds). Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Cyber Security Risk (All Funds). The Funds and their service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Funds, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Fund’s ability to calculate its NAV; impediments to trading for a Fund’s portfolio; the inability of Shareholders to transact business with a Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Portfolio Holdings

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”), which is located on the Funds’ website at www.brandesfunds.com.

FUND MANAGEMENT

Each Fund is a series of Datum One Series Trust, a Massachusetts business trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Adviser and other service providers. The Trust’s officers conduct and supervise its daily business operations.

The Investment Adviser

Brandes Investment Partners, L.P., has been in business, through various predecessor entities, since 1974. As of December 31, 2023, the Adviser managed approximately $23.6 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. The Adviser’s offices are at 4275 Executive Square, 5th Floor, La Jolla, California 92037. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended.

Subject to the direction and control of the Trustees, the Adviser develops and implements an investment program for the Funds, including determining which securities are bought and sold. For its services, the Adviser receives a percentage of each Fund’s average daily net assets, payable on a monthly basis from each Fund as shown in the table below. The “net” management fee reflects the amount received because the Adviser either waived a portion of its fees or was entitled to recoup a portion of fees previously waived pursuant to the expense cap agreement described below:

Fund	Annual Management Fee	Net Management Fee Received (after waivers or recoupments)
International Equity Fund	[ ]%	[ ]%
Global Equity Fund	[ ]%	[ ]%
Emerging Markets Value Fund	[ ]%	[ ]%
International Small Cap Fund	[ ]%	[ ]%
Small Cap Value Fund	[ ]%	[ ]%

The Adviser has signed a contract with the Trust in which the Adviser has agreed to waive management fees and reimburse operating expenses of each Fund through [ ], to the extent necessary to ensure that the operating expenses of each Class do not exceed the following Expense Caps. For this purpose, operating expenses do not include brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses.

Expense Caps	Class A	Class C	Class I	Class R6
International Equity Fund	[ ]%	[ ]%	[ ]%	[ ]%
Global Equity Fund	[ ]%	[ ]%	[ ]%	[ ]%
Emerging Markets Value Fund	[ ]%	[ ]%	[ ]%	[ ]%
International Small Cap Fund	[ ]%	[ ]%	[ ]%	[ ]%
Small Cap Value Fund	[ ]%	[ ]%	[ ]%	[ ]%

Subject to Board approval, the Trust has agreed that the amount of any waiver or reimbursement with respect to a Class of shares of the Fund will be repaid by the Fund to the Adviser within the 36 months following the month in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of that Class to exceed the Class’ Expense Cap for the fiscal year in which the waived or reimbursed expenses were incurred or any lower expense cap in effect at the time of the reimbursement.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements with the Adviser will be available in the Funds’ first annual or semi-annual report to shareholders following each Fund’s commencement of operations.

Predecessor Fund Recapture Arrangements

As the adviser to each Predecessor Fund, the Adviser had contractually agreed to limit each Predecessor Fund’s annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) (the “Prior Expense Cap”). The Adviser was permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid with respect to [each] class of each Predecessor Fund. This reimbursement could be requested if the aggregate amount paid by a Predecessor Fund toward operating expenses for the class for such period (taking into account any reimbursement) did not exceed the lesser of the expense cap in effect at the time of waiver or the expense cap in effect at the time of reimbursement. Upon the closing of the Reorganizations, any Predecessor Fund fees that had previously been waived or reimbursed by the Adviser which were eligible for recoupment became eligible for recoupment by the Adviser with respect to the applicable Fund(s).

The Adviser may recapture all or a portion of the amounts shown below no later than the dates as stated.

Fund Name	Date of Expiration	Amount
Brandes International Equity Fund	[ ]	[ ]
Brandes Global Equity Fund	[ ]	[ ]
Brandes Emerging Markets Value Fund	[ ]	[ ]
Brandes International Small Cap Equity Fund	[ ]	[ ]
Brandes Small Cap Value Fund	[ ]	[ ]

Portfolio Managers

Each Fund’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Adviser.

International Equity Fund

All investment decisions for the International Equity Fund are the responsibility of the Adviser’s International Large Cap Investment Committee (“International Large Cap Committee”). The voting members of the Committee are Brent V. Woods, Amelia Maccoun Morris, Jeffrey Germain, Shingo Omura and Luiz G. Sauerbronn.

The Funds’ SAI provides additional information about the International Large Cap Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Brent V. Woods, CFA	International Equity Fund Since 2024	Brent V. Woods, CFA
Chief Executive Officer
Experience
• Current Responsibilities
• Chief Executive Officer, leading the Adviser’s Senior Management Team, which is responsible for day-to-day operations and long-term strategic direction
• Member of the International Large-Cap Investment Committee
• Member of the Investment Oversight Committee, which monitors the processes and activities of the Adviser’s investment committees
• Member of the ESG Oversight Committee
• Experience began in 1995
• Joined Brandes Investment Partners in 1995
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Managing Director, Investments Group with Brandes Investment Partners, responsible for the Adviser’s securities research efforts and oversight of the product investment committees
• Education and Skills
• JD (cum laude) from Harvard Law School
• Master’s in international studies from St. John’s College at Cambridge University, England
• AB (Phi Beta Kappa) from Princeton University

Amelia Maccoun Morris, CFA	International Equity Fund Since 2024	Amelia Maccoun Morris, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst and Team Leader responsibilities on the Consumer Products Research Team
• Member of the International Large-Cap Investment Committee
• Experience began in 1986
• Joined Brandes Investment Partners in 1998
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Member of the Emerging Markets Investment Committee with Brandes Investment Partners
• Member of the Investment Oversight Committee with Brandes Investment Partners
• Member of the Brandes Institute Advisory Board
• Education and Skills
• MBA from the University of Chicago Booth School of Business
• AB in economics (Phi Beta Kappa and cum laude) from the University of California, Davis

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Jeffrey Germain, CFA	International Equity Fund Since 2024	Jeffrey Germain, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Basic Materials Research Team
• Member of the International Large-Cap Investment Committee
• Experience began in 2001
• Joined Brandes Investment Partners in 2001
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Financial Analyst with Harcourt
• CFO of Golf Destinations
• Education and Skills
• BS in business administration with a concentration in finance from the University of North Carolina at Chapel Hill

Shingo Omura, CFA	International Equity Fund Since 2024	Shingo Omura, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst and Team Leader responsibilities on the Health Care Research Team
• Member of the International Large-Cap Investment Committee
• Primary Product Coordinator for the Japan Equity strategy
• Member of the ESG Oversight Committee
• Experience began in 2001
• Joined Brandes Investment Partners in 2005
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Sell-Side Research Analyst (covering basic materials and utilities companies) in Japan
• Education and Skills
• MBA from the Haas School of Business at the University of California, Berkeley
• BA in economics from Keio University in Tokyo, Japan

Luiz G. Sauerbronn	International Equity Fund Since 2024	Luiz G. Sauerbronn
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Industrials Research Team
• Member of the International Large-Cap and Small-Cap Investment Committees
• Member of the ESG Oversight Committee
• Experience began in 1995
• Joined Brandes Investment Partners in 2001
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Summer Associate with J.P. Morgan

• Manager of Mergers and Acquisitions Advisory Team with Banco Brascan (part of Brookfield Asset Management) in Brazil
• Trainee with Royal Dutch Shell
• Education and Skills
• MBA from the Haas School of Business at the University of California, Berkeley
• BS in economics from the Federal University of Rio de Janeiro

Global Equity Fund

All investment decisions for the Global Equity Fund are the joint responsibility of the Adviser’s Global Large Cap Investment Committee (“Global Large Cap Committee”). The voting members of the Committee are Brent Fredberg, Ted Kim, Kenneth Little and Brian A. Matthews.

The Funds’ SAI provides additional information about the Global Large Cap Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Brent Fredberg	Global Equity Fund Since 2024	Brent Fredberg
Director, Investments Group
Experience
• Current Responsibilities
• Analyst and Team Leader responsibilities on the Technology Research Team
• Member of the Global Large-Cap Investment Committee
• Experience began in 1994
• Joined Brandes Investment Partners in 1999
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Financial Analyst and Controller with Raytheon/Amana Appliances
• Education and Skills
• MBA (with distinction) from Northwestern University’s Kellogg Graduate School of Management
• BS in finance (with distinction) from the University of Iowa
• Certified Management Accountant (inactive)

Ted Kim, CFA	Global Equity Fund Since 2024	Ted Kim, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst and Team Leader responsibilities on the Industrials Research Team
• Member of the Global Large-Cap Investment Committee
• Experience began in 2000
• Joined Brandes Investment Partners in 2000
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Product and Manufacturing Engineer with Ford Motor Company

• Education and Skills
• MBA from the Kellogg Graduate School of Management at Northwestern University
• MS in system design and management from the Massachusetts Institute of Technology
• BS in mechanical engineering from the Massachusetts Institute of Technology

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Kenneth Little, CFA	Global Equity Fund Since 2024	Kenneth Little, CFA
Managing Director, Investments Group
Experience
• Current Responsibilities
• Managing Director, Investments Group, leading the Adviser’s overall research efforts and overseeing the product investment committees
• Member of the Global Large-Cap and All-Cap Investment Committees
• Analyst and Team Leader responsibilities on the Basic Materials and Utilities Research Teams
• Member of the Senior Management Team, which is responsible for the Adviser’s day-to-day operations and long-term strategic direction
• Member of the ESG Oversight Committee
• Experience began in 1996
• Joined Brandes Investment Partners in 1996
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Senior Accountant with KPMG
• Education and Skills
• MBA from the Fuqua School of Business at Duke University
• BS in accounting from the University of La Verne
• Certified Public Accountant (inactive)

Brian A. Matthews, CFA	Global Equity Fund Since 2024	Brian A. Matthews, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Communication Services Research Team
• Member of the Global Large-Cap Investment Committee
• Experience began in 2000
• Joined Brandes Investment Partners in 2002
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Member of the Small-Cap Investment Committee with Brandes Investment Partners
• Investment Banking Analyst with Merrill Lynch
• Education and Skills
• BS with concentrations in finance and management (summa cum laude) from the Wharton School of the University of Pennsylvania

Emerging Markets Value Fund

All investment decisions for the Emerging Markets Value Fund are the responsibility of the Adviser’s Emerging Markets Investment Committee (“Emerging Markets Committee”). The voting members of the Committee are Mauricio Abadia, Christopher J. Garrett, Louis Y. Lau, and Gerardo Zamorano.

The Funds’ SAI provides additional information about the Emerging Markets Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Mauricio Abadia	Emerging Markets Value Fund Since 2024	Mauricio Abadia
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Basic Materials, Consumers, and Utilities Research Teams
• Member of the Emerging Markets Investment Committee
• Experience began in 2006
• Joined Brandes Investment Partners in 2010
• Prior Career Highlights
• Senior Consultant with Deloitte
• Education and Skills
• MBA (with honors) from the Haas School of Business at the University of California, Berkeley
• BS in systems engineering (with distinction) from the University of Virginia
• Fluent in Spanish

Christopher J. Garrett, CFA	Emerging Markets Value Fund Since 2024	Christopher J. Garrett, CFA
Director, Institutional Group
Experience
• Current Responsibilities
• Member of the Emerging Markets Investment Committee
• Develop and service relationships with institutional consultants and clients
• Non-Executive Director of Brandes Investment Partners (Asia) Pte. Ltd. (“Brandes Asia”), which is headquartered in Singapore and is an affiliate of Brandes Investment Partners, L.P.
• Experience began in 1990
• Joined Brandes Investment Partners in 2000
• Limited partners of the Adviser’s parent company
• Prior Career Highlights
• Chief Executive Officer and Institutional Portfolio Manager for Brandes Asia
• Portfolio Manager/Analyst with Dupont Capital Management
• Corporate Loan Officer with City National Bank
• Corporate Loan Officer with First Interstate Bank of California
• Education and Skills
• MBA from Columbia University’s Columbia Business School
• BS in finance from Arizona State University

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Louis Y. Lau, CFA	Emerging Markets Value Fund Since 2024	Louis Y. Lau, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Financial Institutions Research Team
• Member of the Emerging Markets Investment Committee
• Product Coordinator for the Emerging Markets Portfolio
• Experience began in 1998
• Joined Brandes Investment Partners in 2004
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Analyst with Goldman Sachs, in investment banking and equity capital markets
• Education and Skills
• MBA in finance and accounting (with honors) from the Wharton School of the University of Pennsylvania
• Director of Research and Portfolio Manager of the Wharton Investment Management Fund, a student-run, U.S. small-cap value fund
• BBA in finance (with merit) from the National University of Singapore
• Studied at the University of Michigan (Ann Arbor) and New York University
• Fluent in Chinese

Gerardo Zamorano, CFA	Emerging Markets Value Fund Since 2024	Gerardo Zamorano, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst and Team Leader responsibilities on the Communication Services Research Team
• Member of the Emerging Markets and All-Cap Investment Committees
• Experience began in 1995
• Joined Brandes Investment Partners in 1999
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Assistant Investment Officer in the Latin America Department with the International Finance Corporation (part of the World Bank Group)
• Education and Skills
• MBA from the Kellogg Graduate School of Management of Northwestern University
• BSE (magna cum laude) from the Wharton School of Business of the University of Pennsylvania
• Fluent in Spanish and Portuguese

International Small Cap Fund and Small Cap Value Fund

All investment decisions for the International Small Cap Fund and the Small Cap Value Fund are the joint responsibility of the Adviser’s Small Cap Investment Committee (“Small Cap Committee”). The voting members of the Small Cap Committee are Luiz G. Sauerbronn, Yingbin Chen, Mark Costa and Bryan Barrett.

The Funds’ SAI provides additional information about the Small Cap Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Luiz G. Sauerbronn	International Small Cap Fund Since 2024 Small Cap Value Fund Since 2024	Luiz G. Sauerbronn
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Industrials Research Team
• Member of the International Large-Cap and Small-Cap Investment Committees
• Member of the ESG Oversight Committee
• Experience began in 1995
• Joined Brandes Investment Partners in 2001
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Summer Associate with J.P. Morgan
• Manager of Mergers and Acquisitions Advisory Team with Banco Brascan (part of Brookfield Asset Management) in Brazil
• Trainee with Royal Dutch Shell
• Education and Skills
• MBA from the Haas School of Business at the University of California, Berkeley
• BS in economics from the Federal University of Rio de Janeiro

Yingbin Chen, CFA	International Small Cap Fund Since 2024 Small Cap Value Fund Since 2024	Yingbin Chen, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Technology Research Team
• Member of the Small-Cap and All-Cap Investment Committees
• Experience began in 2001
• Joined Brandes Investment Partners in 2001
• Limited partner of the Adviser’s parent company
• Prior Career Highlights
• Technology Officer with Citicorp
• Technology Consultant with Hewlett Packard
• Education and Skills
• International MBA (with high honors) from the University of Chicago Booth School of Business
• MS in electrical engineering from Johns Hopkins University
• Fluent in Chinese

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Mark Costa, CFA	International Small Cap Fund Since 2024 Small Cap Value Fund Since 2024	Mark Costa, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Industrials Research Team
• Member of the Small-Cap Investment Committee
• Product Coordinator for the Small-Cap Investment Committee
• Experience began in 2000
• Joined Brandes Investment Partners in 2000
• Limited partner of the Adviser’s parent company
• Education and Skills
• BS in finance with distinction from San Diego State University

Bryan Barrett, CFA	International Small Cap Fund Since 2024 Small Cap Value Fund since 2024	Bryan Barrett, CFA
Director, Investments Group
Experience
• Current Responsibilities
• Analyst responsibilities on the Industrials and Financial Institutions Research Teams Member of the Brandes Institute Advisory Board
• Member of the Small-Cap Investment Committee
• Member of the ESG Oversight Committee
• Experience began in 2008
• Joined Brandes Investment Partners in 2008
• Prior Career Highlights
• Senior Research Associate with Brandes Investment Partners
• Education and Skills
• BA in philosophy (with honors) / BA in economics from the University of Southern California

Administrator, Distributor, Transfer Agent and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides compliance services and financial controls services to the Fund.

Foreside Financial Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101 is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company. The Distributor is a subsidiary of Foreside Financial Group, LLC (doing business as ACA Group). See “Principal Underwriter” in the SAI. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

The SAI has more information about the Adviser and the Funds’ other service providers.

SHAREHOLDER INFORMATION

Description of Classes

The International Equity Fund, the Global Equity Fund, the Emerging Markets Value Fund, and the International Small Cap Equity Fund each offer four classes of shares – Class A, Class C, Class I, and Class R6 shares. The Small Cap Value Fund offers three classes of shares – Class A, Class I, and Class R6 shares.

The following table lists the key features of the Funds’ classes, as applicable.

	Class A	Class C	Class I	Class R6
Eligible Shareholders	Retail (available only through financial intermediaries)	Retail (available only through financial intermediaries)

Proprietary accounts of institutional investors such as

•  financial institutions,

•  pension plans,

•  retirement accounts,

•  qualified plans, and

•  certain corporations, trusts, estates, religious and charitable organizations.

•  401(k) Plans

•  403(b) Plans

•  457 Plans

•  Nonqualified deferred compensation plans

•  Certain voluntary employee benefit association and post-retirement plans

•  Endowments

•  Foundations

•  States, counties, cities or their instrumentalities

•  Insurance companies

•  Trust companies

•  Bank trust departments

Minimum Initial Investment	Regular Accounts $2,500 Traditional and Roth IRA Accounts $1,000 Automatic Investment Plans $500	Regular Accounts $2,500 Traditional and Roth IRA Accounts $1,000 Automatic Investment Plans $500	$100,000	$0—Class R6 Eligible Plans $1 million—Other R6 Eligible Investors (as defined below)

Subsequent Minimum Investment	$500	$500	$500	$0

Waiver/ Reduction of Investment Minimum	None	None	The Adviser may waive the minimum investment for financial intermediaries and other institutions making continuing investments in the Funds on behalf of underlying investors and from time to time for other investors, including current and Former Trustees of the Trust; officers of the Trust; directors and employees of the Trust; retirement plans; and, employees of the Adviser.	None

Initial Sales Charge	[5.75]%	None	None	None

Contingent Deferred Sales Charge	None*	[1.00]%*	None	None

Redemption Fee	None	None	None	None

Ongoing Distribution (12b-1) Fees	[0.25]%	[0.75]%	None	None

Ongoing Shareholder Service Fees	None	[0.25]%	None	None

Conversion Feature	Subject to the Adviser’s approval, if investors currently holding Class A or Class C shares meet the criteria for eligible investors and would like to convert to Class I shares, such conversion is not expected to be a taxable event for federal income tax purposes. To inquire about converting your Class A or Class C shares to Class I shares, please call 1-800-395-3807.

Class C shares automatically convert to Class A shares if held for 8 years, such conversion is not expected to be a taxable event for federal income tax purposes.

Subject to the Adviser’s approval, if investors currently holding Class A or Class C shares meet the criteria for eligible investors and would like to convert to Class I shares, such conversion is not expected to be a taxable event for federal income tax purposes. To inquire about converting your Class A or Class C shares to Class I shares, please call 1-800-395-3807.

		Investors who hold Class I shares of a Fund through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their Class I shares by their financial intermediary to another class of shares of a Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion. Such conversion is not expected to be a taxable event for federal income tax purposes and investors are not charged a redemption/exchange fee by a Fund.	Subject to the Adviser’s approval, if investors currently holding Class I shares meet the criteria for eligible investors and would like to convert to Class R6 shares, such conversion is not expected to be a taxable event for federal income tax purposes. To inquire about converting your Class I shares to Class R6 shares, please call 1-800-395-3807.

*

A charge of up to [1.00]% may be imposed on Class A shares redeemed within one year of purchase by certain investors who did not pay any initial sales charge. Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of [1.00]% on amounts of less than $4 million, [0.50]% on amounts of at least $4 million but less than $10 million and [0.25]% on amounts of at least $10 million, if redeemed within one year from the date of purchase. A charge of [1.00]% will be imposed on Class C shares redeemed within one year of purchase by any investor.

Class A Shares

Class A shares may be purchased only through financial intermediaries. Class A shares of each Fund are retail shares that require you to pay a front-end sales charge when you invest in that Fund, unless you qualify for a reduction or waiver of the sales charge. The sales charge you pay each time you purchase Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases or other reasons, as indicated below. The “offering price” you pay for Class A shares includes any applicable front-end sales charge. It is your responsibility to provide adequate documentation of your eligibility for a reduction or waiver of the sales charge in order to receive it.

Redemptions of Class A shares of a Fund purchased without the imposition of an initial sales charge may be assessed a contingent deferred sales charge if the Fund paid a commission in connection with the purchase of shares and the shares are redeemed within one year of purchase. For example, the charge would apply in connection with redemptions of shares made within one year of purchase pursuant to the sales charge waiver for purchases of $1 million or more of Fund shares. Ask your intermediary or, if you are not working with an intermediary, the Fund’s transfer agent, to determine whether a commission was paid in connection with your purchase of shares, and thus whether you may be assessed a contingent deferred sales charge. This charge is based on the lesser of the original purchase cost or the current market value of the shares being sold.

The sales charge for Class A shares is calculated as follows:

Amount of Purchase	Front End Sales Charge as a percentage of Offering Price*	Front End Sales Charge as a percentage of the Amount Invested	Dealer Commission as a percentage of Offering Price
Less than $25,000	[5.75]%	[6.10]%	[5.75]%
$25,000 or more but less than $50,000	[5.00]%	[5.26]%	[5.00]%
$50,000 or more but less than $100,000	[4.50]%	[4.71]%	[4.50]%
$100,000 or more but less than $250,000	[3.50]%	[3.63]%	[3.50]%
$250,000 or more but less than $500,000	[2.50]%	[2.56]%	[2.50]%
$500,000 or more but less than $750,000	[2.00]%	[2.04]%	[2.00]%
$750,000 or more but less than $1,000,000	[1.50]%	[1.52]%	[1.50]%
$1 million or more and certain other investments described below	[None]*	[None]*	See below

*

Each Fund may assess a contingent deferred sales charge (“CDSC”) of up to [1.00]% on the lesser of the original purchase cost or the current market value of the shares being sold on certain redemptions of Class A Shares within one year of purchase.

The sales charge you pay may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding may vary with the size of the investment and the net asset value of the shares.

Any redemption in circumstances where a contingent deferred sales charge may be payable will be made first from shares where no such charge is payable.

Class A Share Purchases Not Subject to Initial or Contingent Sales Charges

There are a number of ways you may reduce or eliminate sales charges. For purposes of these features, your family consists of your spouse – or equivalent if recognized under local law – and your children under the age of 21. The Adviser may pay dealers a commission of up to [1.00]% on investments made in Class A shares with no sales charge. Please see the Statement of Additional Information for more information. You may also call your financial representative or contact the Fund at 1-800 395-3807. Information about the Funds’ sales charges also is available on the Funds’ website at www.brandesfunds.com under the Fees & Expenses section of each Fund’s Overview tab.

Front End and Contingent Deferred Sales Charge Reductions

The following investors and investments are not subject to an initial sales charge and, to the extent that the Fund did not pay a commission in connection with the investment, to a contingent deferred sales charge, if determined to be eligible by the Fund or its designee:

•	Retirement plans offered through financial intermediaries or other service providers that have entered into arrangements with the Fund for such purchases.

•

Customers of bank trust departments, companies with trust powers, investment broker dealers and investment advisers who charge fees for services, including investment broker dealers who use wrap fee or similar arrangements and have entered into special arrangements with the Fund specifically for such purchases.

•	Customers participating in fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries.

•

Investors purchasing through financial intermediaries that offer Class A Shares uniformly on a “no load” basis to all similarly situated customers in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares.

•

Customers purchasing through self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, where the broker-dealer has entered into arrangements with the Fund for such purchases.

•

Insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into arrangements with the Fund for such purchases.

•	Endowments or foundations that have entered into arrangements with the Fund for such purchases.

•	Investors making rollover investments from retirement plans to IRAs.

•	Certain other investors and members of their immediate families, such as employees of investment dealers and registered investment advisers authorized to sell the Funds.

•	An officer of the Adviser, Trustee of the Trust, Director or employee of the Adviser, the Fund’s Custodian Bank or Transfer Agent and members of his or her family.

Front End Sales Charge Reductions

You may be able to reduce the front end sales charges payable on your purchases of shares as follows:

•

Aggregation – You may be able to aggregate your purchases of Fund shares with those made by members of your family for purposes of relying on the sales charge breakpoints set forth above. This right may only be available with respect to certain types of accounts. For example, investments made through employer-sponsored retirement plan accounts may not be aggregated with investments made through individual-type accounts.

•

Concurrent Purchases – You may be able to combine your purchases of Fund shares with those made simultaneously by members of your family for purposes of relying on the sales charge breakpoints set forth above.

•

Rights of Accumulation – You may take into account your accumulated holdings and those of your family members in any of the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”) Class A shares for purposes of relying on the sales charge breakpoints set forth above. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on public offering price of all other shares you and your family own. You may need to retain appropriate account records to verify the amounts actually invested in order to rely on the ability to receive a breakpoint based on the amounts actually invested in the Brandes Funds.

•

Letter of Intent – By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares of Brandes Funds. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with Brandes Funds, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Employer-sponsored retirement plans may be restricted from establishing letters of intent.

•

Reinstatement Privileges – You may reinvest proceeds from a redemption, dividend payment or capital gain distribution from the Fund without the assessment of a front end sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made to the same account from which the shares were redeemed or that received the dividend payment/distribution. If the account has been closed, you can reinvest without a sales charge if the new receiving account has the same registration as the closed account. Any contingent deferred sales charge on such redemption will be credited to your account. Any future redemptions may be subject to a CDSC based on the original investment date.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge also may be waived in the following cases:

•	Tax-free returns of excess contributions to IRAs.

•	Redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities).

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

The contingent deferred sales charge also may be waived for the following types of transactions, if together they do not exceed 12% of the value of an account annually:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1⁄2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•	If you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Class C Shares

Class C shares of the Funds may be purchased only through financial intermediaries. Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the applicable Fund. Class C shares pay up to [1.00]% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder servicing and distribution-related activities with respect to the applicable Funds. Over time, fees paid under the distribution and service plans will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Although investors that purchase Class C shares will not pay any initial sales charge on the purchase, the Adviser pays [1.00]% of the amount invested to dealers who sell Class C shares. Additionally, investors are subject to a contingent deferred sales charge of [1.00]% for Class C shares if shares are redeemed within 12 months after purchase. Any applicable CDSC is based on the lesser of the original purchase cost or the current market value of the shares being redeemed.

Automatic Conversion of Class C Shares to Class A Shares After 8 Year Holding Period. The conversion feature provides that Class C shares that have been held for 8 years or more will automatically convert into Class A shares and will be subject to Class A shares’ lower Rule 12b-1 fees (the “Conversion Feature”).

Class C shares of a Fund that have been outstanding for 8 years or more automatically converted to Class A shares of the same Fund on the basis of the relative net asset values of the two classes. Class C shares of a Fund convert automatically to Class A shares of the same Fund on a monthly basis in the month of, or the month following, the 8-year anniversary of the Class C shares’ purchase date. The monthly conversion date typically occurs around the middle of every month and generally falls on a Friday.

To the extent that you own Class C shares and Class A shares of the same Fund, please note that, after the 8-year holding period described above, your Class C shares will automatically convert into the Fund’s Class A shares and will be subject to Class A shares’ lower Rule 12b-1 fee. Please contact your financial intermediary for more information.

Terms of the Conversion Feature. Class C shares that automatically convert to Class A shares of a Fund convert on the basis of the relative net asset values of the two classes. Shareholders do not pay a sales charge, including a CDSC, upon the conversion of their Class C shares to Class A shares pursuant to the Conversion Feature. The automatic conversion of a Fund’s Class C shares into Class A shares after the 8-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax adviser regarding the state and local tax consequences of such conversions.

Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the same Fund that were not acquired through reinvestment of dividends or distributions. Class C shares held through a financial intermediary in an omnibus account automatically convert into Class A shares only if the intermediary can document that the shareholder has met the required holding period.

In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Funds and their agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Funds cannot automatically convert Class C shares into Class A shares as described above.

In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Funds that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Funds with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Funds’) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period.

Please consult with your financial intermediary about your shares’ eligibility for this conversion feature. Also, new accounts or plans may not be eligible to purchase Class C shares of a Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that had Class C shares of the Predecessor Fund available to participants on or before January 31, 2019, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts.

The Funds have no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shareholders may convert to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Funds. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Class I Shares

Class I shares are designed primarily for proprietary accounts of institutional investors such as financial institutions, pension plans, retirement accounts, qualified plans and certain corporations, trusts, estates, religious and charitable organizations. The minimum initial investment for Class I Shares is $100,000 and the subsequent investment minimum is $500. Class I shares are not subject to shareholder servicing fees or Rule 12b-1 fees.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The Trust pays securities broker-dealers and other intermediaries annual fees of up to 0.05% of the annual net assets of Class I shares of the Funds held on behalf of their clients, for sub-transfer agency, sub-accounting and other non-distribution related services.

Institutions which may invest in the Fund through Class I Shares include qualified retirement and deferred compensation plans and trusts used to fund those plans (including but not limited to those defined in section 401(k), 403(b), or 457 of the Code), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Adviser. Others who may invest in Class I shares include Trustees of the Trust, officers and employees of the Adviser, the Transfer Agent and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Adviser (including investment advisers or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Transfer Agent). If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser, you may pay an additional service or transaction fee to that institution.

As indicated in the table above, the minimum initial investment for Class I Shares may be waived or reduced by the Adviser at any time. In addition to the circumstances listed in the table, the Adviser may permit certain financial intermediaries to aggregate up to 10 customer accounts to accumulate the requisite $100,000 initial investment minimum.

Holders through Financial Intermediaries: Investors who hold Class I shares of the Funds through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their Class I shares by their financial intermediary to another class of shares of the Funds having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion. Investors do not pay a sales charge, including a CDSC, upon the conversion of their Class I shares to Class A or Class C shares. Such conversions are not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax adviser regarding the state and local tax consequences of such conversions. Investors are not charged a redemption/exchange fee by the Fund.

Class R6 Shares

Class R6 shares are generally available to employer-sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code, if the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Adviser to utilize Class R6 shares in certain investment products or programs (collectively, “Class R6 Eligible Plans”). Class R6 Eligible Plans must hold their shares in an omnibus account.

Certain other institutional or other investors, (collectively, “Other Eligible R6 Investors”), may be eligible to purchase Class R6 shares, including, but not limited to:

•	Endowments and foundations;

•	States, counties or cities or their instrumentalities;

•	Insurance companies, trust companies and bank trust departments;

•	Bank or trust companies acting as fiduciary exercising investment discretion; and

•	Certain other institutional investors.

Except as specifically provided above, R6 Shares may not be purchased by:

•	Individual investors and/or retail accounts including accounts purchased through brokerage and/or advisory wrap programs;

•	IRAs and Coverdells

•	SEPs, SIMPLEs and SARSEPs; and

•	Individual 401(k) and 403(b) plans.

Class R6 Eligible Plan participants may purchase Class R6 shares only through their specified benefit plans. In connection with purchases, Class R6 Eligible Plans are responsible for forwarding all necessary documentation to their financial service firm or the Transfer Agent. Class R6 Eligible Plans and financial service firms may charge the end investor for such services.

Other Eligible R6 Investors may purchase Class R6 shares through financial intermediaries that have an agreement with the Distributor or directly through the Transfer Agent.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class R6 shares of the Funds offered in this Prospectus. Neither the Funds nor the Adviser or its affiliates will make any type of distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments in connection with investment in Class R6 shares.

Before purchasing shares of a Fund directly, an investor should inquire about the other classes of shares offered by the Trust and particular series of the Trust. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor who owns Class  R6 shares may call the Funds at 1-800-395-3807.

Shareholder Servicing Plan

The Funds have adopted a shareholder servicing plan that allows each Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class C shareholders of the Funds. Because these fees are paid out of the assets attributable to the applicable Fund’s Class C shares, over time, they will increase the cost of your investment in such shares. Annual shareholder servicing fees under the plan are up to [0.25]% for Class C shares of the average daily net assets attributable to the applicable Fund.

Distribution Plan

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay fees to broker-dealers for certain distribution-related services provided to Class A and Class C shareholders. Because these fees are paid out of the assets attributable to each Fund’s Class A and the applicable Fund’s Class C shares, over time they will increase the cost of your investment in such shares. Annual distribution fees under the plan are up to [0.25]% of the average daily net assets attributable to Class A shares of each Fund and [0.75]% of the average daily net assets attributable to Class C shares of each applicable Fund.

Additional Payments to Dealers

The Adviser may pay amounts from its own resources and not as an additional charge to the Funds, to certain financial institutions in connection with the sale and/or distribution of the Funds’ shares or the retention and/or servicing of the Funds’ shareholders. These payments, which may include payments for marketing support, are in addition to any servicing fees or distribution fees payable by the Funds. Because these payments are not made by shareholders or the Funds, the Funds’ total expense ratios will not be affected by any such payments.

These payments sometimes are referred to as “revenue sharing.” In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, for accounts opened directly through the Transfer Agent, the Transfer Agent will verify certain information on your account application as part of the Funds’ anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at 1-800-395-3807 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to close your account or take any other action it deems reasonable or required by law.

Pricing of Fund Shares

A Fund’s share price is known as its net asset value or “NAV.” The NAV of shares of a Class of a Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of the Class (i.e., assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of a Fund, including management, administration and other fees, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The Funds sell shares of each Class at the NAV of the Class next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Funds; or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds). You may pay a fee if you buy Fund shares through a broker or agent. The price you pay to purchase Class A Shares is the Fund’s offering price for Class A Shares, which is the NAV for Class A Shares next calculated after the order is received in proper form, plus any applicable sales charge (load). The amount you receive when selling Fund Class A Shares is their NAV next calculated after the order is received in proper form, less any applicable contingent deferred sales charge.

Each Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value. The Adviser has been designated as the Funds’ valuation designee, with responsibility for fair valuation, subject to oversight by the Board of Trustees.

Each Fund calculates its NAV for shares of each Class once daily each day the NYSE is open for trading, as of approximately 4:00 p.m. Eastern time, the normal close of regular trading. If, for example, the NYSE closes at 1:00 p.m. Eastern time, the Fund’s NAV would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Adviser determines that a “fair value” adjustment is appropriate due to subsequent events. The Funds invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Funds do not price their shares. As a result, NAV of each Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

Fair Value Pricing

The Funds have adopted valuation procedures that have been approved by the Board of Trustees and allow for the use of fair value pricing in appropriate circumstances. Such circumstances may arise for instance when (a) trading in a security has been halted or suspended or a security has been delisted from a national exchange, (b) a security has not been traded for an extended period of time, (c) a significant event with respect to a security occurs after the close of trading and before the time the Funds calculate their own share prices, or (d) market quotations are not readily available or are not considered reliable for other reasons. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Adviser attempts to establish the price that the Funds might reasonably expect to receive upon a sale of the security at 4:00 PM Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV. The NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The Adviser’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Adviser’s asset-based fees.

Purchasing and Adding to Your Shares

Purchases through a Securities Dealer

You may purchase shares of the Funds through a securities dealer which has an agreement with the Distributor (a “selected dealer”). Selected dealers are authorized to accept purchase and redemption orders on the Funds’ behalf. Each Fund will price an order for shares of a Class at the NAV of the Class next computed, plus any applicable sales charge/(load), after the order is accepted by an authorized dealer or the dealer’s authorized designee. The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order. A selected dealer may impose postage and handling charges on your order. For more information about the securities dealers that offer the Funds or to discuss the Funds in more detail, please contact Brandes Private Client Services at (800) 237-7119 or sales@brandes.com.

Purchases through the Transfer Agent

To purchase shares of the Funds directly from the Transfer Agent, complete the Account Application (available from the Transfer Agent) and mail it to the Transfer Agent. You may pay by a check with the Account Application, or by a wire transfer of funds as described below. All checks must be in U.S. dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept postdated checks, or any conditional order or payment. The Transfer Agent may charge a fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders. The Funds reserve the right to reject any application. You can make additional investments by wire or by mailing a check, together with the Invest by Mail form from a recent confirmation statement. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check.

For overnight delivery, please send to:	For regular mail, please send to:

Brandes Funds c/o The Northern Trust Company 333 South Wabash Avenue Attn: Funds Center, Floor 38 Chicago, IL 60604	Brandes Funds c/o The Northern Trust Company P.O. Box 4766 Chicago, IL 60680-4766

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at The Northern Trust Company post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Payment by Wire

If you are making your first investment in the Funds, before you wire funds the Transfer Agent must have a completed account application. You may mail your account application or deliver it overnight to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

ABA #071000152

Account #5201681000

Account Name: Third Party Wire GL

Reference*: BMF1081FFFAAAAAAA

(*Where FFF is the fund # and AAAAAAA is the account # )

Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and The Northern Trust Company are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at 1-800-395-3807 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on a day when the NYSE is open for trading to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchasing by Telephone

If your signed account application has been received by the Funds, and you did not decline telephone options, you may purchase additional shares of the Funds by calling toll free at 1-800-395-3807. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase by telephone. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated on a day the NYSE is open, plus any applicable sales charge (load). For security reasons, requests by telephone will be recorded. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Funds by telephone, you may make your request in writing.

Purchasing Through the Automatic Investment Plan. Subsequent Investments. (Class A and C Shares Only)

For your convenience, the Funds offer an Automatic Investment Plan (“AIP”). Under this AIP, the minimum initial investment of $2,500 is waived and you authorize the applicable Fund(s) to withdraw from your personal checking or savings account each month, quarterly, semi-annually or annually, an amount that you wish to invest, which must be at least $500. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed account application must be received at least 15 calendar days prior to the initial transaction. A $25 fee will be imposed if your AIP transaction is returned for any reason. The Funds may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the next withdrawal. Please contact your financial institution to determine if it is an Automated Clearing House (ACH) member. Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of the Funds through their respective plan sponsor or administrator, which is responsible for transmitting orders. You may invest in Fund shares through an IRA account sponsored by the Adviser, including traditional and Roth IRA accounts. Each Fund may also be appropriate for other retirement plans. The initial investment minimum is $1,000 for investing in Fund shares through an IRA account and is $500 for subsequent investments. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made. The procedures for investing in the Funds depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Other Purchase Information

The Transfer Agent credits shares to your account and does not issue stock certificates. The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Funds’ shares.

Shares of the Funds have not been registered for sale outside the United States. The Funds reserve the right to refuse investments from non-U.S. persons or entities. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

You may also purchase shares of each Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, that such securities are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Adviser.

Exchanging Your Shares

You may exchange your shares of any Class of any Brandes Fund for shares in an identically registered account of the same Class of any other series of the Trust. Such exchange will be treated as a sale of shares and may be subject to federal, state and local income tax.

Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary. The selected dealer can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the selected dealer receives your instructions. The dealer may charge you for this service. If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing or delivering instructions to the Transfer Agent, Brandes Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766. The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed, the account number and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Additional documents are required for certain type of redemptions such as redemptions from corporations, from partnerships, or from accounts with executors, trustees, administrations or guardians. The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request.

Telephone Redemptions

You may establish telephone redemption privileges unless you declined telephone options on the account application. You can redeem shares by telephoning the Transfer Agent at 1-800-395-3807, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on a day when the NYSE is open for trading. Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the ACH network to a bank account of record on the following business day. There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days. Telephone trades must be received prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require signature guarantees or a signature validation from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Special Factors Regarding Telephone Redemptions

The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption. If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Trust also reserves the right, in its sole discretion, to waive any signature guarantee requirement.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Systematic Withdrawal Plan (Class A and C Shares Only)

You may redeem shares of your Fund through a Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount (at least $50), generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. You may establish a SWP on any account and in any amount you choose. Your account must have a share balance of $10,000 or more. If you elect this method of redemption, the applicable Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five days prior to the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, your account ultimately may be depleted.

Redemption Payments

The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If any portion of the shares to be redeemed represents an investment made by check or ACH, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase price has been collected. This may take up to twelve calendar days from the purchase date.

Each Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. A Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. Although payment of redemption proceeds normally is made in cash, each Fund reserves the right to pay redemption proceeds in whole or in part through a redemption in-kind. It is not expected that a Fund would pay redemptions by an in kind distribution except in unusual and/or stressed market conditions. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among these shareholders) while other shareholders may be paid entirely in cash.

Redemption of Small Accounts

If the value of your investment in a Fund falls below $500 because of redemptions, the Trust may notify you, and if your investment value remains below $500 for a continuous 60-day period, the Trust may redeem your shares. However, the Trust will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares. The minimum account size requirements do not apply to shares held by officers or employees of the Adviser or its affiliates or Trustees of the Trust. The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

IRA Redemptions

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-800-395-3807. Investors will be asked whether or not to withhold taxes from any distribution.

Unclaimed Property/Lost Shareholder

It is important that each Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail addressed to a shareholder, a Fund will attempt to locate the shareholder or rightful owner of the account. If a Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please contact the Transfer Agent toll-free at 1-800-395-3807 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-395-3807 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Policy on Disruptive Trading

Each Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the trading activity of each Fund’s shares and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Funds reserve the right to modify these policies at any time without shareholder notice. In particular, the Funds or the Adviser may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Adviser, actual or potential harm to the Funds. The Adviser considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Funds currently consider any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of a Fund (without regard to Class) more than four times in any twelve-month period. Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of a Fund if the Trust or the Adviser believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Trust and the Adviser to prevent disruptive trading within the Funds and the adverse impact of such activity, there is no guarantee that the Funds’ policies and procedures will be effective. Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, a Fund may have experienced some or all of its adverse effects. Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection. In seeking to prevent disruptive trading practices in the Funds, the Trust and the Adviser consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within a Fund. If a financial intermediary establishes an omnibus account with a Fund, the Adviser is limited in its ability to determine whether trades placed through the financial intermediary may signal excessive trading. Consequently, the Adviser may not be able to detect disruptive trading in Fund shares and, even if it does detect disruptive trading, may be unable to stop such activity. Also, there may exist multiple tiers of financial intermediaries, each utilizing an omnibus account structure that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares. However, the Adviser has entered into written agreements with the Trust’s financial intermediaries under which each intermediary must, upon request, provide the Trust with certain shareholder and identity trading information so that the Trust can enforce their disruptive trading policies.

To the extent that the Trust or their agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of a Fund’s portfolios, and may result in the Funds engaging in certain activities to a greater extent than they otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase a Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all shareholders of the Fund, including the long-term investors who do not generate the costs. Additionally, frequent trading may also interfere with the Adviser’s ability to efficiently manage the Funds and compromise its portfolio management strategies.

The Funds invest in foreign securities and may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit a Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically, 4:00 p.m., Eastern time).

Dividends and Distributions

The Funds expect to pay dividends from net investment income quarterly, and to make distributions of net capital gains, if any, at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.

The Funds automatically reinvest dividends and capital gain distributions in additional shares of the applicable Fund at the relevant NAV on the reinvestment date unless you have previously requested cash payment to the Transfer Agent. You may change your distribution election by writing or calling the Transfer Agent at least five days prior to the next distribution. If you elect to receive dividends and/or distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the dividend and/or distribution in your account, at the current relevant NAV, and to reinvest all of your subsequent dividends and/or distributions.

Any dividend or distribution paid by a Fund has the effect of reducing the NAV of shares in the Fund by the amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the distribution will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of your investment.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons (as determined for U.S. federal income tax purposes), and does not address shareholders subject to special rules, such as those who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account.

Each Fund is treated as a separate entity for U.S. federal income tax purposes and has elected and intends to qualify for the special tax treatment afforded to a regulated investment company (“RIC”) under the Internal Revenue Code. As long as a Fund qualifies for treatment as a RIC, it pays no federal income tax on the income and gains it timely distributes to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Distributions made by the Funds may be taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Distributions derived from net investment income, including net short-term capital gains, are generally taxable to shareholders at ordinary income tax rates or, if certain conditions are met, a Fund may report distributions as qualified dividend income, taxable to individual or certain other non-corporate shareholders at reduced U.S. federal income tax rates. The investment strategies of the Funds may limit their ability to make distributions eligible to be treated as qualified dividend income. Distributions reported by a Fund as net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at the tax rates applicable to long-term capital gains regardless of the length of time shareholders have held their shares of a Fund. Although distributions are generally taxable when received, certain distributions declared by a Fund in October, November or December and paid by such Fund in January of the following year, are taxable as if received in the prior December. Each Fund (or its administrative agent) will inform you annually of the amount and nature of the Fund’s distributions.

Shareholders currently subject to income tax may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. However, under certain circumstances a Fund may be able to pass through to its shareholders the foreign taxes that it pays, in which case shareholders will include their proportionate share of such taxes in calculating their gross income, but they may be able to claim deductions or credits against their U.S. taxes for such foreign taxes. Each Fund will also notify you each year of the amounts, if any, available as deductions or credits.

Sales and exchanges of a Fund’s shares (including an exchange of a Fund’s shares for shares of another Brandes Fund) will be treated as taxable transactions to shareholders, and any gain on the transaction will generally be subject to federal income tax. Assuming a shareholder holds Fund shares as a capital asset, the gain or loss on the sale of a Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of a Fund’s shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed if you purchase, including a purchase by reinvestment of a distribution, other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by a fund and gain on the redemption or exchange of Fund shares.

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. For each sale of a Fund’s shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use a default basis method that will be communicated to you separately. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

A Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) generally give rise to a 20% deduction for non-corporate taxpayers. This deduction results in a reduced effective tax rate on the qualified REIT dividends. Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If you are not a citizen or permanent resident of the United States, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions of net capital gain and short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The SAI contains more information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your own tax advisers about federal, foreign, state and local taxation consequences of investing in a Fund.

Additional Information

The Funds enter into contractual arrangements with various parties, including among others the Funds’ investment adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

INDEX DESCRIPTIONS

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends measures equity market performance of developed markets in Europe, Australasia, and the Far East.

The MSCI World Index with net dividends measures equity market performance of developed markets.

The MSCI Emerging Markets Index with net dividends measures equity market performance of emerging markets. Data prior to 2001 is gross dividend and linked to the net dividend returns.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 4,419 constituents, the index covers approximately 14% of the global equity opportunity set outside the US.

The S&P Developed Ex-U.S. Small Cap Index with net dividends measures the equity performance of small-capitalization companies from developed markets excluding the United States. Data prior to 2001 is gross dividend and linked to the net dividend returns.

The Russell 1000 Value Index measures the performance of the large-value segment of the U.S. equity universe. It includes the Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

The Russell 2000 Index is a small-cap stock market index of the smallest 2,000 stocks (by market capitalization) in the Russell 3000 Index.

The Russell 2000 Value Index with gross dividends measures performance of the small-cap value segment of the U.S. equity universe. Securities are categorized as growth or value based on their relative book-to-price ratios, historical sales growth, and expected earnings growth.

Please note that all indices are unmanaged and therefore direct investment in an index is not possible.

MSCI has not approved, reviewed or produced this prospectus, makes no express or implied warranties or representations and is not liable whatsoever for any data in the prospectus. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years or since commencement of operations. Certain information reflects financial results for a single share. The financial highlights information for all periods is that of the corresponding Predecessor Fund. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information presented in the tables below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Predecessor Funds, whose report, along with the Predecessor Funds’ financial statements, are included in the Predecessor Funds’ annual report, which is available upon request.

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period
Brandes International Equity Fund
Class A
9/30/2023	$12.97	0.46	5.14	5.60	(0.42)	$18.15
9/30/2022	$18.12	0.60	(5.02)	(4.42)	(0.73)	$12.97
9/30/2021	$13.51	0.53	4.54	5.07	(0.46)	$18.12
9/30/2020	$16.02	0.26	(2.40)	(2.14)	(0.37)	$13.51
9/30/2019	$17.71	0.53	(1.59)	(1.06)	(0.63)	$16.02
Class C
9/30/2023	$12.72	0.30	5.07	5.37	(0.30)	$17.79
9/30/2022	$17.78	0.43	(4.89)	(4.46)	(0.60)	$12.72
9/30/2021	$13.27	0.43	4.47	4.90	(0.39)	$17.78
9/30/2020	$15.76	0.13	(2.33)	(2.20)	(0.29)	$13.27
9/30/2019	$17.47	0.40	(1.58)	(1.18)	(0.53)	$15.76
Class I
9/30/2023	$13.08	0.51	5.19	5.70	(0.46)	$18.32
9/30/2022	$18.21	0.62	(5.03)	(4.41)	(0.72)	$13.08
9/30/2021	$13.57	0.57	4.57	5.14	(0.50)	$18.21
9/30/2020	$16.07	0.27	(2.37)	(2.10)	(0.40)	$13.57
9/30/2019	$17.76	0.56	(1.60)	(1.04)	(0.65)	$16.07
Class R6
9/30/2023	$13.18	0.52	5.23	5.75	(0.46)	$18.47
9/30/2022	$18.32	0.63	(5.06)	(4.43)	(0.71)	$13.18
9/30/2021	$13.64	0.57	4.62	5.19	(0.51)	$18.32
9/30/2020	$16.15	0.36	(2.47)	(2.11)	(0.40)	$13.64
9/30/2019	$17.83	0.59	(1.61)	(1.02)	(0.66)	$16.15

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	As of June 30, 2019, the expense cap for the class changed from 1.00% to 0.85%.
(5)	As of June 30, 2019, the expense cap for the class changed from 0.82% to 0.75%.

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

43.29%	$43.9	1.13%		2.69%	1.13%		2.69%	21.81%
(25.05)%	$27.9	1.12%		3.57%	1.13%		3.56%	28.67%
37.55%	$38.2	1.10%		3.03%	1.11%		3.02%	30.41%
(13.42)%	$22.1	1.13%		1.80%	1.14%		1.79%	23.20%
(5.98)%	$32.0	1.16%		3.21%	1.16%		3.21%	14.43%

42.25%	$7.3	1.89%		1.81%	1.89%		1.81%	21.81%
(25.64)%	$5.9	1.87%		2.58%	1.88%		2.57%	28.67%
36.90%	$8.8	1.54%		2.51%	1.56%		2.49%	30.41%
(14.06)%	$7.6	1.88%		1.01%	1.89%		1.00%	23.20%
(6.73)%	$13.1	1.91%		2.46%	1.91%		2.46%	14.43%

43.66%	$553.0	0.85%		2.94%	0.93%		2.86%	21.81%
(24.83)%	$387.4	0.85%		3.66%	0.93%		3.58%	28.67%
37.87%	$552.2	0.85%		3.25%	0.91%		3.19%	30.41%
(13.13)%	$401.7	0.85%		2.03%	0.94%		1.94%	23.20%
(5.82)%	$622.4	0.94	%(4)	3.43%	0.96	%(4)	3.41%	14.43%

43.76%	$54.1	0.75%		2.99%	0.88%		2.86%	21.81%
(24.76)%	$40.1	0.75%		3.69%	0.88%		3.56%	28.67%
38.03%	$58.8	0.75%		3.28%	0.86%		3.17%	30.41%
(13.08)%	$47.8	0.75%		2.35%	0.89%		2.21%	23.20%
(5.69)%	$35.9	0.80	%(5)	3.57%	0.91	%(5)	3.46%	14.43%

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Global Equity Fund
Class A
9/30/2023	$20.42	0.48	5.67	6.15	(0.44)	(0.33)
9/30/2022	$26.53	0.49	(5.09)	(4.60)	(0.61)	(0.90)
9/30/2021	$19.30	0.55	7.54	8.09	(0.56)	(0.30)
9/30/2020	$21.75	0.28	(2.33)	(2.05)	(0.40)	—
9/30/2019	$24.61	0.47	(1.80)	(1.33)	(0.48)	(1.05)
Class C
9/30/2023	$20.17	0.28	5.61	5.89	(0.25)	(0.33)
9/30/2022	$26.25	0.29	(5.01)	(4.72)	(0.46)	(0.90)
9/30/2021	$19.16	0.37	7.47	7.84	(0.45)	(0.30)
9/30/2020	$21.60	0.17	(2.35)	(2.18)	(0.26)	—
9/30/2019	$24.45	0.30	(1.78)	(1.48)	(0.32)	(1.05)
Class I
9/30/2023	$20.66	0.54	5.75	6.29	(0.49)	(0.33)
9/30/2022	$26.78	0.55	(5.14)	(4.59)	(0.63)	(0.90)
9/30/2021	$19.46	0.64	7.59	8.23	(0.61)	(0.30)
9/30/2020	$21.91	0.38	(2.39)	(2.01)	(0.44)	—
9/30/2019	$24.77	0.53	(1.81)	(1.28)	(0.53)	(1.05)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$25.80	30.29%	$1.1	1.25%	1.88%	1.43%	1.70%	17.28%
$20.42	(18.30)%	$0.8	1.25%	1.95%	1.42%	1.78%	14.57%
$26.53	42.30%	$0.8	1.25%	2.21%	1.41%	2.05%	20.46%
$19.30	(9.41)%	$0.9	1.25%	1.56%	1.58%	1.23%	17.16%
$21.75	(5.22)%	$1.5	1.25%	2.11%	1.56%	1.81%	12.11%

$25.48	29.35%	$0.3	2.00%	1.14%	2.18%	0.96%	17.28%
$20.17	(18.91)%	$0.6	2.00%	1.17%	2.17%	1.00%	14.57%
$26.25	41.21%	$0.9	2.00%	1.50%	1.78%	1.72%	20.46%
$19.16	(10.08)%	$0.7	2.00%	0.84%	2.32%	0.52%	17.16%
$21.60	(5.91)%	$1.2	2.00%	1.37%	2.32%	1.05%	12.11%

$26.13	30.60%	$40.6	1.00%	2.11%	1.21%	1.90%	17.28%
$20.66	(18.08)%	$35.2	1.00%	2.18%	1.22%	1.96%	14.57%
$26.78	42.67%	$45.5	1.00%	2.52%	1.20%	2.32%	20.46%
$19.46	(9.18)%	$28.6	1.00%	1.83%	1.36%	1.47%	17.16%
$21.91	(4.98)%	$33.4	1.00%	2.37%	1.36%	2.00%	12.11%

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Return of capital
Brandes Emerging Markets Value Fund
Class A
9/30/2023	$5.92	0.16	1.79	1.95	(0.11)	—
9/30/2022	$8.66	0.28	(2.75)	(2.47)	(0.27)	—	(4)
9/30/2021	$7.04	0.18	1.54	1.72	(0.10)	—
9/30/2020	$8.57	0.13	(1.49)	(1.36)	(0.17)	—
9/30/2019	$8.46	0.19	0.07	0.26	(0.15)	—
Class C
9/30/2023	$5.86	0.09	1.79	1.88	(0.05)	—
9/30/2022	$8.59	0.22	(2.72)	(2.50)	(0.23)	—	(4)
9/30/2021	$7.01	0.14	1.55	1.69	(0.11)	—
9/30/2020	$8.53	0.07	(1.48)	(1.41)	(0.11)	—
9/30/2019	$8.44	0.13	0.06	0.19	(0.10)	—
Class I
9/30/2023	$5.96	0.18	1.80	1.98	(0.13)	—
9/30/2022	$8.71	0.24	(2.70)	(2.46)	(0.28)	(0.01)
9/30/2021	$7.07	0.20	1.55	1.75	(0.11)	—
9/30/2020	$8.62	0.14	(1.50)	(1.36)	(0.19)	—
9/30/2019	$8.50	0.21	0.08	0.29	(0.17)	—
Class R6
9/30/2023	$6.00	0.15	1.85	2.00	(0.13)	—
9/30/2022	$8.76	0.28	(2.75)	(2.47)	(0.28)	(0.01)
9/30/2021	$7.11	0.20	1.56	1.76	(0.11)	—
9/30/2020	$8.65	0.16	(1.51)	(1.35)	(0.19)	—
9/30/2019	$8.53	0.23	0.07	0.30	(0.18)	—

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Amount is less than $0.01 per share.

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$7.76	33.00%	$141.6	1.35%	2.16%	1.35%	2.16%	19.23%
$5.92	(28.99)%	$137.5	1.33%	2.90%	1.33%	2.90%	23.04%
$8.66	24.41%	$216.2	1.30%	2.02%	1.31%	2.01%	34.97%
$7.04	(16.10)%	$174.2	1.33%	1.75%	1.34%	1.74%	34.39%
$8.57	3.10%	$235.9	1.35%	2.23%	1.35%	2.23%	22.09%

$7.69	32.05%	$4.4	2.10%	1.29%	2.10%	1.29%	19.23%
$5.86	(29.54)%	$5.1	2.08%	2.14%	2.08%	2.14%	23.04%
$8.59	24.01%	$10.3	1.59%	1.66%	1.60%	1.65%	34.97%
$7.01	(16.63)%	$11.1	2.08%	0.90%	2.09%	0.89%	34.39%
$8.53	2.27%	$18.0	2.10%	1.48%	2.10%	1.48%	22.09%

$7.81	33.37%	$520.8	1.12%	2.40%	1.14%	2.38%	19.23%
$5.96	(28.79)%	$457.0	1.12%	3.10%	1.14%	3.08%	23.04%
$8.71	24.71%	$1,003.8	1.12%	2.24%	1.11%	2.25%	34.97%
$7.07	(15.96)%	$834.8	1.12%	1.88%	1.14%	1.86%	34.39%
$8.62	3.41%	$1,117.7	1.12%	2.46%	1.15%	2.43%	22.09%

$7.87	33.54%	$8.7	0.97%	2.05%	1.10%	1.92%	19.23%
$6.00	(28.75)%	$21.0	0.97%	2.95%	1.08%	2.84%	23.04%
$8.76	24.74%	$68.1	0.97%	2.32%	1.06%	2.23%	34.97%
$7.11	(15.74)%	$39.1	0.97%	2.07%	1.09%	1.95%	34.39%
$8.65	3.45%	$47.6	0.97%	2.61%	1.10%	2.48%	22.09%

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Equity Fund
Class A
9/30/2023	$9.45	0.25	4.41	4.66	(0.22)	—
9/30/2022	$14.01	0.45	(4.27)	(3.82)	(0.74)	—
9/30/2021	$9.33	0.14	4.69	4.83	(0.15)	—
9/30/2020	$10.22	0.07	(0.88)	(0.81)	(0.08)	—
9/30/2019	$12.10	0.15	(1.60)	(1.45)	(0.30)	(0.13)
Class C
9/30/2023	$9.09	0.13	4.27	4.40	(0.13)	—
9/30/2022	$13.49	0.33	(4.08)	(3.75)	(0.65)	—
9/30/2021	$9.03	0.10	4.54	4.64	(0.18)	—
9/30/2020	$9.94	(0.01)	(0.85)	(0.86)	(0.05)	—
9/30/2019	$11.81	0.06	(1.55)	(1.49)	(0.25)	(0.13)
Class I
9/30/2023	$9.50	0.28	4.43	4.71	(0.24)	—
9/30/2022	$14.09	0.47	(4.29)	(3.82)	(0.77)	—
9/30/2021	$9.37	0.15	4.73	4.88	(0.16)	—
9/30/2020	$10.25	0.09	(0.88)	(0.79)	(0.09)	—
9/30/2019	$12.14	0.17	(1.61)	(1.44)	(0.32)	(0.13)
Class R6
9/30/2023	$9.54	0.32	4.44	4.76	(0.25)	—
9/30/2022	$14.14	0.59	(4.40)	(3.81)	(0.79)	—
9/30/2021	$9.39	0.17	4.74	4.91	(0.16)	—
9/30/2020	$10.27	0.07	(0.86)	(0.79)	(0.09)	—
9/30/2019	$12.15	0.18	(1.61)	(1.43)	(0.32)	(0.13)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)	Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$13.89	49.42%	$48.9	1.36%	1.99%	1.36%	1.99%	32.77%
$9.45	(28.26)%	$37.8	1.36%	3.73%	1.36%	3.73%	38.17%
$14.01	51.91%	$68.0	1.32%	1.10%	1.33%	1.09%	26.16%
$9.33	(7.95)%	$35.8	1.35%	0.77%	1.36%	0.76%	39.28%
$10.22	(12.04)%	$43.5	1.35%	1.34%	1.35%	1.34%	22.52%

$13.36	48.26%	$3.0	2.11%	1.05%	2.11%	1.05%	32.77%
$9.09	(28.71)%	$3.2	2.11%	2.88%	2.11%	2.88%	38.17%
$13.49	51.52%	$5.3	1.49%	0.86%	1.50%	0.85%	26.16%
$9.03	(8.64)%	$4.5	2.11%	(0.06)%	2.12%	(0.07)%	39.28%
$9.94	(12.69)%	$6.9	2.10%	0.59%	2.10%	0.59%	22.52%

$13.97	49.62%	$272.9	1.15%	2.24%	1.16%	2.23%	32.77%
$9.50	(28.04)%	$196.2	1.15%	3.85%	1.16%	3.84%	38.17%
$14.09	52.15%	$318.0	1.12%	1.23%	1.13%	1.22%	26.16%
$9.37	(7.69)%	$260.8	1.15%	0.93%	1.16%	0.92%	39.28%
$10.25	(11.93)%	$414.8	1.15%	1.54%	1.15%	1.54%	22.52%

$14.05	50.05%	$0.5	1.00%	2.51%	1.11%	2.40%	32.77%
$9.54	(28.00)%	$0.3	1.00%	4.53%	1.10%	4.43%	38.17%
$14.14	52.39%	$13.5	1.00%	1.37%	1.08%	1.29%	26.16%
$9.39	(7.72)%	$10.5	1.00%	0.83%	1.12%	0.71%	39.28%
$10.27	(11.80)%	$20.4	1.00%	1.69%	1.10%	1.59%	22.52%

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Small Cap Value Fund
Class A
9/30/2023	$10.40	0.12	2.88	3.00	(0.27)	(0.01)
9/30/2022	$13.22	0.20	(2.30)	(2.10)	(0.21)	(0.51)
9/30/2021	$8.52	0.02	4.51	4.53	0.17	—
9/30/2020	$8.58	0.15	(0.16)	(0.01)	(0.05)	—
9/30/2019	$10.27	0.05	(0.95)	(0.90)	(0.10)	(0.69)
Class I
9/30/2023	$10.52	0.17	2.89	3.06	(0.27)	(0.01)
9/30/2022	$13.34	0.19	(2.28)	(2.09)	(0.22)	(0.51)
9/30/2021	$8.58	0.09	4.50	4.59	0.17	—
9/30/2020	$8.62	0.14	(0.13)	0.01	(0.05)	—
9/30/2019	$10.27	0.07	(0.92)	(0.85)	(0.11)	(0.69)
Class R6
9/30/2023	$9.88	0.19	2.70	2.89	(0.27)	(0.01)
9/30/2022	$12.53	0.20	(2.13)	(1.93)	(0.21)	(0.51)
9/30/2021	$8.00	0.18	4.18	4.36	0.17	—
9/30/2020	$7.97	0.26	(0.18)	0.08	(0.05)	—
9/30/2019	$10.32	0.09	(1.63)	(1.54)	(0.12)	(0.69)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	Amount is less than $50,000.

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net asset value, end of period	Total return(2)	Net assets, end of period (millions)		Ratio of net expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimburse- ments) to average net assets	Ratio of net investment income (prior to reimburse- ments) to average net assets	Portfolio turnover rate

$13.12	29.02%	$2.3		1.15%	0.96%	2.70%	(0.59)%	30.99%
$10.40	(16.84)%	$0.7		1.15%	1.64%	4.66%	(1.87)%	160.46%
$13.22	57.55%	$0.5		1.15%	0.19%	5.78%	(4.44)%	90.71%
$8.52	(0.02)%	$—	(4)	1.15%	1.06%	27.37%	(25.16)%	80.65%
$8.58	(8.53)%	$—	(4)	1.15%	0.55%	7.18%	(5.48)%	54.30%

$13.30	29.33%	$9.4		0.90%	1.36%	2.50%	(0.24)%	30.99%
$10.52	(16.66)%	$3.1		0.90%	1.50%	4.25%	(1.85)%	160.46%
$13.34	58.09%	$1.6		0.90%	0.70%	6.66%	(5.06)%	90.71%
$8.58	0.10%	$0.5		0.90%	1.65%	30.12%	(27.57)%	80.65%
$8.62	(8.13)%	$0.5		0.90%	0.81%	4.18%	(2.47)%	54.30%

$12.49	29.66%	$0.1		0.72%	1.63%	2.45%	(0.10)%	30.99%
$9.88	(16.50)%	$0.1		0.72%	1.86%	3.58%	(1.00)%	160.46%
$12.53	59.25%	$—	(4)	0.72%	0.86%	6.62%	(5.04)%	90.71%
$8.00	1.11%	$—	(4)	0.72%	0.87%	29.17%	(27.58)%	80.65%
$7.97	(15.36)%	$—	(4)	0.72%	0.98%	3.16%	(1.46)%	54.30%

APPENDIX

Additional Information about Sales Charge Variations, Waivers and Discounts

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent a Financial Intermediary notifies the Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Financial Intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your Financial Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Financial Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Financial Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase shares directly from the Fund or through another Financial Intermediary to receive these waivers or discounts.

The information provided below for any particular Financial Intermediary is reproduced based on information provided by that Financial Intermediary. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Adviser or the Distributor.

Financial Intermediaries

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)

If you purchase Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co, Inc. (“OPCO”)

If you purchase Fund shares through an OPCO platform or account you are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (l) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

If you purchase fund shares through a Raymond James platform or account you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial adviser about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

Janney Montgomery Scott, LLC

If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•

Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

*	Also referred to as an “initial sales charge.”

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•

Shares purchased using the proceeds of redemptions from a Brandes Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•

A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Brandes assets held by accounts within the purchaser’s household at Baird. Eligible Brandes assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial adviser about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Brandes through Baird, over a 13-month period of time

PRIVACY POLICY

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Datum One Series Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•

Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information); about a customer’s investment goals and risk tolerance;

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators. We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Datum One Series Trust or anytime we make a material change to our privacy policy.

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:

The Funds’ annual and semi-annual reports to shareholders will contain detailed information on the Funds’ investments. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including operations and investment policies. It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

Brandes Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

1-800-395-3807 (toll free)

www.brandesfunds.com

You may access reports and other information about the Funds on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the 1940 Act, which is: 811-23556.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus [ ], 2024

BRANDES CORE PLUS FIXED INCOME FUND

Class A – BCPAX

Class I – BCPIX

Class R6 – BCPRX*

*	If interested in purchasing the R6 shares of this Fund, please contact 1-800 395-3807 for information.

The shares registered for offer and sale under this post-effective amendment No. [ ] with respect to the Fund listed above will not be offered or sold to any person(s) under this registration statement unless and until the reorganization of the corresponding series of Brandes Investment Trust (the “Predecessor Fund”) into the Fund (the “Reorganization”), as contemplated by the registration statement on Form N-14 anticipated to be filed by Datum One Series Trust on or about [ ], 2024, is completed. All information provided for periods prior to the Reorganization is based on the information for the Predecessor Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

Summary Section

Brandes Core Plus Fixed Income Fund

Class / Ticker  Class I BCPIX  Class A BCPAX  Class R6 BCPRX

Investment Objective

The Brandes Core Plus Fixed Income Fund (the “Core Plus Fund” or “Fund”) seeks to maximize long-term total return, consisting of both current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Core Plus Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”). More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 17 of the Prospectus and “Additional Purchase and Redemption Information” on page 60 of the Fund’s Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)

	Class A		Class I		Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[3.75	]%	[None	]	[None	]
Maximum Deferred Sales Charge (Load)	[None	]*	[None	]	[None	]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Class R6
Management Fees	[	]%	[	]%	[	]%
Distribution (12b-1) Fees	[0.25	]%	None		None
Other Expenses(1)(2)	[	]%	[	]%	[	]%
Acquired Fund Fees and Expenses	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%
Less: Fee Waiver and/or Expense Reimbursement(3)	[	]%	[	]%	[	]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)(4)	[	]%	[	]%	[	]%

*

Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.

(1)	“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)

Other Expenses have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes Core Plus Fixed Income Fund, a series of Brandes Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(3)

Brandes Investment Partners, L.P. (the “Adviser”) has contractually agreed to limit the Management Fee of each share class of the Core Plus Fund to [ ]% pursuant to an Investment Advisory Fee Waiver Agreement in effect until [ ], 2026.

(4)

The Adviser has contractually agreed to limit the Core Plus Fund’s Class A, Class I and Class R6 annual operating expenses (exclusive of acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through [ ], 2026: [ ]%, [ ]% and [ ]%, respectively (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Adviser. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior 36 months following the waiver or reimbursement with respect to any Class of the Fund. The Adviser may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at the time of reimbursement.

1

Example

This example is intended to help you compare the costs of investing in the Core Plus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class I	$	[	]	$	[	]	$	[	]	$	[	]
Class R6	$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Core Plus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 15.72% of the average value of its portfolio.

Principal Investment Strategies

The Core Plus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in fixed income securities. These include, but are not limited to, debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, and U.S. and foreign mortgage-backed securities, collateralized mortgage obligations and asset-backed debt securities. The Fund may also invest in other forms of debt obligations and income-producing securities, including but not limited to preferred stock. The Fund may invest up to 25% of its total fixed income assets, measured at the time of purchase, in securities not denominated in U.S. dollars.

Brandes Investment Partners, L.P., the Fund’s investment adviser (the “Adviser”), uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio. As part of this process, the Adviser reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Core Plus Fund may invest in debt instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”). Up to 25% of the Fund’s total debt securities may be high yield bonds. The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk-free securities) which the Adviser believes to be attractive based on the Adviser’s assessment of each security’s intrinsic value.

While the average portfolio duration of the Fund typically will vary, the duration of the Fund’s portfolio is generally expected to be within a 20% margin (higher or lower) of the duration of the Fund’s benchmark index. Other than in periods of unusual market conditions, which could continue for an extended period, this margin will normally be within 10% of the duration of the Fund’s benchmark index.

The Adviser will typically sell a security from the Fund’s portfolio when the Adviser’s research process identifies a significantly better investment opportunity or the Adviser’s assessment of the security’s intrinsic value declines. The Adviser may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requests for redemption of Fund shares.

2

Principal Investment Risks

Because the values of the Core Plus Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Core Plus Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.

Credit Risk. Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Core Plus Fund may decline in response to adverse developments with respect to the issuer or if the issuer or any guarantor is, or is perceived to be, unwilling or unable to pay or perform in a timely fashion. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to payment and/or claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Interest Rate Risk. As with most fixed income funds, the income on and value of your shares in the Core Plus Fund will fluctuate along with interest rates. The Fund faces a risk that interest rates may rise. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates than would typically be the case, and the income generated by the Fund’s investments may not be sufficient to pay Fund expenses. Recent and potential future changes in government policy may affect interest rates.

Duration Risk. The longer the maturity of a fixed income security, the more its price will vary as levels of interest rates change. The Fund can hold securities with long-dated maturities. Duration is a measure of how sensitive a security or portfolio is to moves in interest rates. If and when the Fund’s duration is significantly longer than that of its benchmark index, the Fund’s portfolio is likely to be more volatile when market interest rates move materially.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes, including U.S. Treasury securities. The Core Plus Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the Core Plus Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

3

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Core Plus Fund’s investments in foreign securities. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Core Plus Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns. When interest rates rise, prepayments may decline, resulting in longer-than-anticipated maturities.

Non-Investment Grade (High Yield Bond) Securities Risk. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty. These securities may be difficult or impossible to sell during periods of uncertainty or market turmoil.

Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

U.S. Government Obligations Risk. Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government. Notwithstanding that such securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their market value and the Fund’s performance. Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.

Value Style Risk. The value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

Performance

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance has varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807 (toll free)

4

Year-by-Year Total Returns as of December 31, for Class I Shares

Best Quarter	4Q 2023	6.65%
Worst Quarter	1Q 2022	-4.99%

Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	3.22%	0.85%	1.32%
Class R6 Shares – Return Before Taxes	7.48%	2.63%	2.51%
Class I Shares – Return Before Taxes	7.37%	1.83%	1.98%
Return After Taxes on Distributions	5.80%	0.66%	0.81%
Return After Taxes on Distributions and Sale of Fund Shares	4.33%	0.91%	1.02%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%

Class R6 shares of the Predecessor Fund were first offered on October 10, 2017. Prior to the offering of Class R6 shares, the performance shown for Class R6 shares reflects the performance of Class I shares, restated to reflect Class R6 sales loads and expenses.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed the Fund Since*:
Charles S. Gramling, CFA	Director, Fixed Income and Fixed Income Investment Committee Member	2024

David J. Gilson, CFA	Senior Fixed Income Analyst and Fixed Income Investment Committee Member	2024

Timothy M. Doyle, CFA	Fixed Income Portfolio Manager and Fixed Income Investment Committee Member	2024

*	Each Portfolio Manager served as portfolio manager of the Predecessor Fund

5

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at

1-800-395-3807, or through a financial intermediary. Class A shares may be purchased only through financial intermediaries.

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)

Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.

(2)

Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information

The Core Plus Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Core Plus Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

The Core Plus Fund’s investment objective is to seek to maximize long-term total return, consisting of both current income and capital appreciation. The Core Plus Fund’s investment objective is fundamental and may only be changed with shareholder approval.

Investment Policies

The Core Plus Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in fixed income securities. Generally, substantially all of Fund’s assets are invested in such securities.

The Core Plus Fund may not make any change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities without first providing the Fund’s shareholders with at least 60 days’ prior written notice.

Brandes Investment Partners, L.P. (“Brandes” or the “Adviser”) generally uses the principles of value investing to analyze and select debt securities for the Core Plus Fund’s investment portfolio. As part of this process, the Adviser reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, EBITDA-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer. The Adviser does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates. The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk-free securities) which the Adviser believes to be attractive based on the Adviser’s assessment of each security’s intrinsic value. The assessment of intrinsic value is based upon an analysis of the issuers’ ability to repay, the quality of the collateral (if any), liquidity, and other factors. The Adviser may also employ other types of analysis in assessing the attractiveness of a security, relying upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced. Although the Fund uses an index as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the index from time to time.

The Core Plus Fund invests in a diversified portfolio (generally approximately 50-150 positions) of debt securities. These include, but are not limited to, debt securities issued by U.S. and foreign companies, debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, U.S. and foreign mortgage-backed and asset-backed debt securities, collateralized mortgage obligations, and preferred stock. The Fund limits its exposure to any single issuer of a security to 5% of the Fund’s total fixed income assets, cash and cash equivalents measured at the time of purchase – except that there is no limit on U.S. Treasury obligations and a limit of 30% of total Fund assets on the direct obligations of any single U.S. agency.

The Core Plus Fund invests in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”). The Adviser deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s, Standard & Poor’s, or Fitch, or any security that has been determined by the Adviser to be of comparable quality, to be investment grade. At least 75% of the Fund’s debt securities must be investment grade, measured at the time of purchase. Non-investment grade debt securities may be rated as low as D, may be in default of payment of principal and/or interest, or may not be rated.

The Core Plus Fund may invest in debt instruments of any maturity. The Adviser primarily uses effective duration and modified duration measures (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. While the average portfolio duration of the Fund typically will vary, the duration of the Fund’s portfolio is generally expected to be within a 20% margin (higher or lower) of the duration of the Fund’s benchmark index. Other than in periods of unusual market conditions, which could continue for an extended period, this margin will normally be within 10% (higher or lower) of the duration of the Fund’s benchmark index.

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The Fund may invest up to 25% of its total fixed income assets, measured at the time of purchase, in securities not denominated in U.S. dollars and may engage in currency hedging. The Fund may invest in new issue and mortgage-backed securities on a “when issued” basis (known as “TBA securities”). An investment in a TBA security represents a commitment by the investor to accept delivery of mortgage-backed securities at a later date, usually one or two months after investment, upon which the investment is settled. Under normal circumstances, the investment never settles. Rather, in the month of settlement, the commitment to accept delivery is “rolled” forward to a subsequent month. This rolling activity is accounted for as a sale of the original TBA security and a purchase of a new TBA security.

Value Investing

The Adviser uses some of the general principles of the Graham and Dodd value investing approach as introduced in the classic book Security Analysis, and applies them to fixed income. The Adviser seeks to purchase a diversified group of securities which are undervalued, i.e. trading at prices which its research indicates are below their long-term intrinsic values.

The Adviser uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

Selling Portfolio Securities

The Fund sells portfolio securities when the Adviser determines that a security has reached its intrinsic value, the Adviser’s research process identifies a significantly better investment opportunity, or the Adviser’s assessment of the security’s intrinsic value declines. The Adviser may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requirements for redemption of Fund shares. At the time of purchase, the Adviser generally intends for the Fund to hold securities for a period of two to five years, but actual holding periods for individual securities can be significantly less than two years. If the Fund has “when issued” activity, its portfolio turnover can be as high as 200%-600% per year; excluding rolling activity, the turnover will typically be 50%-100% per year.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Adviser’s discretion require investments inconsistent with the Fund’s principal investment strategies. As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund may use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information (“SAI”). Certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Principal Risks of Investing in the Fund

The Adviser will apply the investment techniques described above in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The value of your investment in the Fund will fluctuate, which means you could lose money. You should consider an investment in the Fund as a long-term investment. The principal risks of investing in the Fund (in alphabetical order after the first five risks) are:

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Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer, or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Credit Risk. Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer. Changes in actual or perceived creditworthiness may occur quickly. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to payments and/or claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund may experience a substantial or complete loss on any investment.

Interest Rate Risk. The income generated by debt securities owned by the Fund will be affected by changing interest rates. The Fund faces a risk that interest rates may rise. As interest rates rise the values of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates than would typically be the case, and the income generated by the Fund may not be sufficient to pay Fund expenses. Recent and potential future changes in government policy may affect interest rates.

Duration Risk. The longer the maturity of a fixed income security, the more its price will vary as levels of interest rates change. The Fund can hold securities with long-dated maturities. Duration is a measure of how sensitive a security or portfolio is to moves in interest rates. If and when the Fund’s duration is significantly longer than that of its benchmark index, the Fund’s portfolio is likely to be more volatile when market interest rates move materially. Duration is calculated by the Adviser, is not an exact measurement, and may not reliably predict the Fund’s or a particular security’s price sensitivity to changes in interest rates.

Active Management Risk. The value of your investment may go down if the Adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the Fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the Adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the Adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Legislative, regulatory, or tax developments may also affect the investment techniques available to the Adviser in connection with managing the Fund. Those changes and developments may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Fund. Any of these factors could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

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Currency Risk. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar. Such changes will also affect the Fund’s income.

Cyber Security Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Fund’s ability to calculate its NAV; impediments to trading for a Fund’s portfolio; the inability of Shareholders to transact business with a Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Emerging Markets and Related Risk. The Adviser considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), any country which is in the Morgan Stanley Capital International Frontier Markets Index (“MSCI Frontier Index”) or any country that, in the opinion of the Adviser, is generally considered to be an emerging market country by the international financial community. There are currently over 130 such countries, approximately 40 of which currently have investable stock markets. Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe. Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks. As opportunities to invest in emerging markets countries develop, the Fund expects to expand the number of countries in which they invest.

Investments in emerging market countries may be subject to all of the risks of foreign investing generally and have additional heightened risks due to a less established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks may include:

•	Less social, political and economic stability;

•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	Less transparent and established taxation policies;

•	Less developed regulatory or legal structures governing private and foreign investments, and limited rights and legal remedies available to foreign investors;

•	Less familiarity with a capital market structure or market-oriented economy, and risk of market manipulation, corruption and fraud;

•

Inadequate, limited and untimely financial reporting, as issuers may not be subject to regulatory accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed markets are subject (e.g., the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may be unable to inspect audit work and practices in certain countries);

•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

•	Insolvency of local banking systems due to concentrated debtor risk, imprudent lending, the effect of inefficiency and fraud in bank transfers and other systemic risks;

•	Less developed local banking infrastructure and limited reliable access to capital;

•	Risk of government seizure of assets;

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•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

•	Greater sensitivity to interest rate changes;

•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

•	Greater debt burdens relative to the size of the economy;

•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;

•	Less assurance that favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries; and

•

Trade embargoes, sanctions and other restrictions, which may, from time to time, be imposed by international bodies (for example, the United Nations) or sovereign states (for example, the United States) or their agencies on investments held or to be held by the Fund resulting in an investment or cash flows relating to an investment being frozen or otherwise suspended or restricted.

In addition, there may be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Chinese Military-Industrial Complex Companies.” In August 2023, the President of the United States issued another Executive Order outlining additional controls on U.S. investments in certain Chinese entities. The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Fund may incur losses. Any of the above factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets are the least advanced capital markets in the developing world. Frontier markets are countries with investable stock markets that are less established than those in the emerging markets. They are also known as “pre-emerging markets.”

Frontier markets are categorically considered to be the riskiest markets in the world in which to invest. Frontier markets have the least number of investors and investment holdings and may not even have stock markets on which to trade. Investments in this sector are typically illiquid, nontransparent and subject to very low regulation levels as well as high transaction fees, and may also have substantial political and currency risk.

Emerging and frontier markets both offer the prospect of higher returns with higher risk. However, emerging markets are more stable and developed than frontier markets. The economies of emerging market countries have achieved a rudimentary level of development, while frontier markets represent the least economically developed nations in the global marketplace. Emerging and frontier markets also carry several types of investment risk, including market, political and currency risk, as well as the risk of nationalization.

Foreign Securities Risk. Investments in foreign securities involve special risks. Investments in securities issued by entities outside the United States may be affected by conditions affecting local or regional political, social or economic instability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; global economic developments; and differing securities market structures and practices. Because the Fund may invest in securities payable in foreign (non-U.S.) currencies, the Fund is also subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing the Fund’s return.

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Before investing in the Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Investments in foreign securities may also be adversely affected by sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes, including U.S. Treasury securities. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price, or may not be able to sell the securities at all. Investments in foreign securities, derivatives (e.g., options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may also be difficult to value. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters, epidemics or pandemics and systemic market dislocations may also be highly disruptive to economies and markets. Those events as well as other changes in non U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund. Given the interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.

Mortgage and Asset-Backed Securities Risk. Mortgage- and Asset-Backed Securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage- and asset-backed securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage- and asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. When interest rates rise, prepayments may decline, resulting in longer-than-anticipated maturities.

Non-Investment Grade (High Yield Bond) Securities Risk. As a result of its investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund’s ability to sell its high yield securities. If the issuer of a security is in default with respect to interest payments or principal payments, the Fund may lose its entire investment in the security.

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Redemption Risk. The Fund may experience periods of significant redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients of the Adviser. In addition, redemption risk is heightened during periods of overall market turmoil. A large redemption by one or more shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

U.S. Government Obligations Risk. Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government. Notwithstanding that such securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their market value and the Fund’s performance. Such an event could lead to significant disruptions in U.S. and global markets. U.S. government obligations may also be adversely impacted by changes in interest rates. Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.

Value Style Risk. In managing the Fund, the Adviser applies some of the general principles of the Graham and Dodd Value Investing approach, which selects investments based on the Adviser’s evaluation of the fundamental credit quality of the issuer. This style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may cause it to do so in the future.

The value principles used by the Adviser lead it to focus on securities which, in its opinion, offer not only an attractive stream of income but also the potential for price gains as the market price adjusts to a level more consistent with the Adviser’s long-term expectations. In a number of cases, the issuers of such value securities may be experiencing financial distress varying from mild to quite severe, the extent of which the Adviser expects will lessen over time. Such “value securities” may pose a higher risk of default or exhibit higher price volatility until the issues related to the issuer’s financial distress are better understood by the market or are ultimately resolved.

Portfolio Holdings

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”), which is located on the Fund’s website at www.brandesfunds.com.

FUND MANAGEMENT

The Fund is a series of Datum One Series Trust, a Massachusetts business trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Adviser and other service providers. The Trust’s officers conduct and supervise its daily business operations.

The Investment Adviser

Brandes Investment Partners, L.P. has been in business, through various predecessor entities, since 1974. As of December 31, 2023, the Adviser managed approximately $23.6 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. The Adviser’s offices are at 4275 Executive Square, 5th Floor, La Jolla, California 92037. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended.

Subject to the direction and control of the Trustees, the Adviser develops and implements an investment program for the Fund, including determining which securities are bought and sold. For its services, the Adviser receives a percentage of the Fund’s average annual net assets, payable on a monthly basis from the Fund at the following annual rate: Core Plus Fund—0.35%. The “net” management fee reflects the amount received because the Adviser either waived a portion of its fees or was entitled to recoup a portion of fees previously waived pursuant to the expense cap agreement described below:

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Fund	Annual Management Fee		Net Management Fee Received (after waivers or recoupments) (as of September 30, 2023)
Core Plus Fund	[	]%	[	]%

The Adviser has entered into an Investment Advisory Fee Waiver Agreement with the Trust in which the Adviser has agreed to waive a portion of the investment advisory fee for the Fund to limit the investment advisory fee to [0.30]% of the Fund’s average annual net assets. The Adviser has also signed a contract with the Trust in which the Adviser has agreed to waive management fees and reimburse operating expenses of the Fund to the extent necessary to ensure that the operating expenses of each Class do not exceed the Expense Caps. For this purpose, operating expenses do not include acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

Expense Caps	Class A		Class I		Class R6
Core Plus Fund	[	]%	[	]%	[	]%

Subject to Board approval, the Trust has agreed that the amount of any waiver or reimbursement with respect to a Class of shares of the Fund will be repaid by the Fund to the Adviser within the 36 months following the month in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of that Class to exceed the Class’ Expense Cap for the fiscal year in which the waived or reimbursed expenses were incurred or any lower expense cap in effect at the time of the reimbursement.

A discussion regarding the basis for the Board of Trustees’ approval of the Core Plus Fund’s investment advisory agreement with the Adviser will be available in the Fund’s first annual or semi-annual report to shareholders following the Fund’s commencement of operations.

Predecessor Fund Recapture Arrangements

As the adviser to the Predecessor Fund, the Adviser had contractually agreed to limit the Predecessor Fund’s annual operating expenses (exclusive of acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) (the “Prior Expense Cap”). The Adviser was permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid with respect to [each] class of the Predecessor Fund. This reimbursement could be requested if the aggregate amount paid by a Predecessor Fund toward operating expenses for the class for such period (taking into account any reimbursement) did not exceed the lesser of the expense cap in effect at the time of waiver or the expense cap in effect at the time of reimbursement. Upon the closing of the Reorganization, any Predecessor Fund fees that had previously been waived or reimbursed by the Adviser which were eligible for recoupment became eligible for recoupment by the Adviser with respect to the applicable Fund(s).

The Adviser may recapture all or a portion of the amounts shown below no later than the dates as stated.

Fund Name	Date of Expiration	Amount
Brandes Core Plus Fixed Income Fund	[ ]	[ ]

Portfolio Managers

The Fund’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Adviser. All investment decisions for the Fund are the responsibility of the Adviser’s Fixed Income Investment Committee (the “Fixed Income Committee”). The members of the Committee are Charles S. Gramling, CFA, David J. Gilson, CFA, and Timothy M. Doyle, CFA.

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The Fund’s SAI has more information about the Fixed Income Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Each Portfolio Manager served as portfolio manager of the Predecessor Fund, which reorganized into the Trust on [ ], 2024.

Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Charles Gramling, CFA	Core Plus Fund Since 2024	Charles Gramling, CFA
Director, Fixed Income
Experience
• Current Responsibilities
• Fixed Income Director for the Brandes Fixed Income Group, leading the group in all areas, including strategy development, portfolio management and trading
• Member of the Fixed Income Investment Committee
• Experience began in 1993
• Joined Brandes Investment Partners in 1999
• Prior Career Highlights
• Senior Vice President and Portfolio Manager with Scudder Kemper Investments (which later became Deutsche Asset Management),
• Provided accounting and financial management services to the portfolio companies of the Polaris Group, a mezzanine finance company
• Auditor with Arthur Young
Education and Skills
• BS in accounting from Marquette University
David Gilson, CFA	Core Plus Fund Since 2024	David Gilson, CFA
Senior Fixed Income Analyst
Experience
• Current Responsibilities
• Associate Portfolio Manager and Analyst for the Brandes Fixed Income Group, involved in corporate bond research, strategy development, portfolio management and trading
• Member of the Fixed Income Investment Committee
• Experience began in 1988
• Joined Brandes Investment Partners in 2002
• Prior Career Highlights
• President of VALUE Restoration (consulting to corporations in turnaround situations)
• CFO of James Page Brewing
• Bond Analyst with Fleet Securities and BancAmerica Robertson Stephens, covering high-yield media and telecommunications credits
• Associate Fund Manager and Senior Analyst with American Express Financial Advisors, responsible for high-yield funds and an equity hedge fund
• Education and Skills
• BBA from Baylor University

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Portfolio Manager	Length of Service with the Fund	Business Experience During the Past Five Years
Timothy M. Doyle, CFA	Core Plus Fund Since 2024	Timothy M. Doyle, CFA
Fixed Income Portfolio Manager
Experience
• Current Responsibilities
• Fixed Income Portfolio Manager and Analyst, involved in strategy development, portfolio management and trading
• Member of the Fixed Income Investment Committee
• Experience began in 1995
• Joined Brandes Investment Partners in 2000
• Prior Career Highlights
• Assistant Vice President and Portfolio Manager with Scudder Kemper Investments (which later became Deutsche Asset Management)
• U.S. Government/U.S. Agency Sector Team Leader
• Investment Policy Committee member
• Education and Skills
• MBA in finance and economics from Loyola University
• BS in finance from Marquette University

Administrator, Distributor, Transfer Agent and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides compliance services and financial controls services to the Fund.

Foreside Financial Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101 is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company. The Distributor is a subsidiary of Foreside Financial Group, LLC (doing business as ACA Group). See “Principal Underwriter” in the SAI. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

The SAI has more information about the Adviser and the Fund’s other service providers.

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SHAREHOLDER INFORMATION

The Core Plus Fund offers three classes of shares – Class A shares, Class I and Class R6 shares.

Choosing a Share Class

The following is a summary of the differences between Class A Shares, Class I Shares and Class R6 Shares for the Fund:

	Class A	Class I	Class R6
Eligible Shareholders	Retail (available only through financial intermediaries)

Proprietary accounts of institutional investors such as

•  financial institutions,

•  pension plans,

•  retirement accounts,

•  qualified plans and

•  certain corporations, trusts, estates, religious and charitable organizations.

•  401(k) Plans

•  403(b) Plans

•  457 Plans

•  Nonqualified deferred compensation plans

•  Certain voluntary employee benefit association and post-retirement plans

•  Endowments

•  Foundations

•  States, counties, cities or their instrumentalities

•  Insurance companies

•  Trust companies

•  Bank trust departments

Minimum Initial Investment	Regular Accounts $2,500 Traditional and Roth IRA Accounts $1,000 Automatic Investment Plans $500	$100,000	$0—Class R6 Eligible Plans $1 million—Other R6 Eligible Investors (as defined below)

Subsequent Minimum Investment	$500	$500	$0

Waiver/ Reduction of Investment Minimum	None

The Adviser may waive the minimum investment for financial intermediaries and other institutions making continuing

investments in the Fund on behalf of underlying investors and from time to time for other investors, including current and former Trustees of the Trust; officers of the Trust; directors and employees of the Trust; retirement plans; and, employees of the Adviser.

None

Initial Sales Charge	[3.75]%	None	None

Contingent Deferred Sales Charge	None*	None	None

Redemption Fee	None	None	None

Ongoing Distribution (12b-1) Fees	[0.25]%	None	None

Ongoing Shareholder Service Fees	None	None	None

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	Class A	Class I	Class R6
Conversion Feature

Subject to the Adviser’s

approval, if investors

currently holding Class A

shares meet the criteria for

eligible investors and

would like to convert to

Class I shares, such

conversion is not expected

to be a taxable event for

federal income tax

purposes. To inquire about

converting your Class A

shares to Class I shares,

please call 1-800-395-3807.

		Investors who hold Class I shares of the Fund through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their Class I shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion. Such conversion is not expected to be a taxable event for federal income tax purposes and investors are not charged a redemption/exchange fee by the Fund.	Subject to the Adviser’s approval, if investors currently holding Class I shares meet the criteria for eligible investors and would like to convert to Class R6 shares, such conversion is not expected to be a taxable event for federal income tax purposes. To inquire about converting your Class I shares to Class R6 shares, please call 1-800-395-3807.

*

A charge of [1.00]% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and [0.25]% on amounts of at least $10 million, if redeemed within one year from the date of purchase by certain investors who did not pay any initial sales charge may be imposed on Class A shares.

Class A Shares

Class A shares may be purchased only through financial intermediaries. Class A shares are retail shares that require that you pay a front-end sales charge when you invest in the Fund unless you qualify for a reduction or waiver of the sales charge. The sales charge you pay each time you purchase Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases or other reasons, as indicated below. The “offering price” you pay for Class A shares includes any applicable front-end sales charge. It is your responsibility to provide adequate documentation of your eligibility for a reduction or waiver of the sales charge in order to receive it.

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Redemptions of Class A shares of the Fund purchased without the imposition of an initial sales charge may be assessed a contingent deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase if the Fund paid a commission in connection with the purchase of shares. For example, the charge would apply in connection with redemptions of shares made within one year of purchase pursuant to the sales charge waiver for purchases of $1 million or more of Fund shares. Ask your intermediary or, if you are not working with an intermediary, the Fund’s transfer agent, to determine whether a commission was paid in connection with your purchase of shares, and thus whether you may be assessed a contingent deferred sales charge. This charge is based on the lesser of the original purchase cost or the current market value of the shares being sold.

The sales charge for Class A shares is calculated as follows:

Amount of Purchase	Front End Sales Charge as a percentage of Offering Price*		Front End Sales Charge as a percentage of the Amount Invested		Dealer Commission as a percentage of Offering Price
Less than $100,000	[3.75	]%	[3.90	]%	[3.75	]%
$100,000 or more but less than $250,000	[3.25	]%	[3.36	]%	[3.25	]%
$250,000 or more but less than $500,000	[2.25	]%	[2.30	]%	[2.25	]%
$500,000 or more but less than $750,000	[1.75	]%	[1.78	]%	[1.75	]%
$750,000 or more but less than $1,000,000	[1.50	]%	[1.52	]%	[1.50	]%
$1 million or more and certain other investments described below	None	*	None	*	See below

*

The Fund may assess a contingent deferred sales charge (“CDSC”) of up to 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase on the lesser of the original purchase cost or the current market value of the shares being sold on certain redemptions of Class A Shares within one year of purchase

The sales charge you pay may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding may vary with the size of the investment and the net asset value of the shares.

Any redemption in circumstances where a contingent deferred sales charge may be payable will be made first from shares where no such charge is payable.

Class A Share Purchases Not Subject to Initial or Contingent Sales Charges

There are a number of ways you may reduce or eliminate sales charges. For purposes of these features, your family consists of your spouse – or equivalent if recognized under local law – and your children under the age of 21. The Adviser may pay dealers a commission of up to [1.00]% on investments made in Class A shares with no sales charge. Please see the Statement of Additional Information for more information. You may also call your financial representative or contact the Fund at 1-800-395-3807. Information about the Fund’s sales charges also is available on the Fund’s website at www.brandesfunds.com under the Fees & Expenses section of the Fund’s Overview tab.

Front End and Contingent Deferred Sales Charge Reductions

The following investors and investments are not subject to an initial sales charge and, to the extent that the Fund did not pay a commission in connection with the investment, to a contingent deferred sales charge, if determined to be eligible by the Fund or its designee:

•	Retirement plans offered through financial intermediaries or other service providers that have entered into arrangements with the Fund for such purchases.

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•

Customers of bank trust departments, companies with trust powers, investment broker dealers and investment advisers who charge fees for services, including investment broker dealers who use wrap fee or similar arrangements and have entered into special arrangements with the Fund specifically for such purchases.

•	Customers participating in fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries.

•

Investors purchasing through financial intermediaries that offer Class A Shares uniformly on a “no load” basis to all similarly situated customers in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares.

•

Customers purchasing through self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, where the broker-dealer has entered into arrangements with the Fund for such purchases.

•

Insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into arrangements with the Fund for such purchases.

•	Endowments or foundations that have entered into arrangements with the Fund for such purchases.

•	Investors making rollover investments from retirement plans to IRAs.

•	Certain other investors and members of their immediate families, such as employees of investment dealers and registered investment advisers authorized to sell the Fund.

•	An officer of the Adviser, Trustee of the Trust, Director or employee of the Adviser, the Fund’s Custodian Bank or Transfer Agent and members of his or her family.

Front End Sales Charge Reductions

You may be able to reduce the front end sales charges payable on your purchases of shares as follows:

•

Aggregation – You may be able to aggregate your purchases of Fund shares with those made by members of your family for purposes of relying on the sales charge breakpoints set forth above. This right may only be available with respect to certain types of accounts. For example, investments made through employer-sponsored retirement plan accounts may not be aggregated with investments made through individual-type accounts.

•

Concurrent Purchases – You may be able to combine your purchases of Fund shares with those made simultaneously by members of your family for purposes of relying on the sales charge breakpoints set forth above.

•

Rights of Accumulation – You may take into account your accumulated holdings and those of your family members in any of the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, and Brandes Core Plus Fixed Income Fund (the “Brandes Funds”) Class A shares for purposes of relying on the sales charge breakpoints set forth above. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value based on public offering price of all other shares you and your family own. You may need to retain appropriate account records to verify the amounts actually invested in order to rely on the ability to receive a breakpoint based on the amounts actually invested in the Brandes Funds.

•

Letter of Intent – By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Brandes Funds’ Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit towards completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to [3.75]% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish an LOI with Brandes Funds, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

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•	Employer-sponsored retirement plans may be restricted from establishing letters of intent

•

Reinstatement Privileges – You may reinvest proceeds from a redemption, dividend payment or capital gain distribution from the Fund without the assessment of a front end sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made to the same account from which the shares were redeemed or that received the dividend payment/distribution. If the account has been closed, you can reinvest without a sales charge if the new receiving account has the same registration as the closed account. Any contingent deferred sales charge on such redemption will be credited to your account. Any future redemptions may be subject to a CDSC based on the original investment date.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge also may be waived in the following cases:

•	Tax-free returns of excess contributions to IRAs.

•	Redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities).

•	Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

The contingent deferred sales charge also may be waived for the following types of transactions if together they do not exceed 12% of the value of an account annually:

•

Redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1⁄2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•	If you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Class I Shares

Class I shares are designed primarily for proprietary accounts of institutional investors such as financial institutions, pension plans, retirement accounts, qualified plans and certain corporations, trusts, estates, religious and charitable organizations. The minimum initial investment for Class I Shares is $100,000 and the subsequent investment minimum is $500. Class I shares are not subject to shareholder servicing fees or Rule 12b-1 fees.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

The Trust pays securities broker-dealers and other intermediaries annual fees of up to [0.05]% of the annual net assets of Class I shares of the Fund held on behalf of their clients, for sub-transfer agency, sub-accounting and other non-distribution related services.

Institutions which may invest in the Fund through Class I Shares include qualified retirement and deferred compensation plans and trusts used to fund those plans (including but not limited to those defined in section 401(k), 403(b), or 457 of the Internal Revenue Code), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Adviser. Others who may invest in Class I shares include Trustees of the Trust, officers and employees of the Adviser, the Transfer Agent and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Adviser (including investment advisers or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Transfer Agent). If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment adviser, you may pay an additional service or transaction fee to that institution.

21

As indicated in the table above, the minimum initial investment for Class I Shares may be waived or reduced by the Adviser at any time. In addition to the circumstances listed in the table, the Adviser may permit certain financial intermediaries to aggregate up to 10 customer accounts to accumulate the requisite $100,000 initial investment minimum.

Holders through Financial Intermediaries: Investors who hold Class I shares of the Fund through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their Class I shares by their financial intermediary to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion. Investors do not pay a sales charge upon the conversion of their Class I shares to Class A. Such conversion is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax adviser regarding the state and local tax consequences of such conversion. Investors are not charged a redemption/exchange fee by the Fund.

Class R6 Shares

Class R6 shares are generally available to employer-sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code, if the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Adviser to utilize Class R6 shares in certain investment products or programs (collectively, “Class R6 Eligible Plans”).

Certain other institutional or other investors, (collectively, “Other Eligible R6 Investors”), may be eligible to purchase Class R6 shares, including, but not limited to:

•	Endowments and foundations;

•	States, counties or cities or their instrumentalities;

•	Insurance companies, trust companies and bank trust departments; and

•	Certain other institutional investors.

Except as specifically provided above, R6 Shares may not be purchased by:

•	Individual investors and/or retail accounts including accounts purchased through wrap programs;

•	IRAs and Coverdells

•	SEPs, SIMPLEs and SARSEPs; and

•	Individual 401(k) and 403(b) plans.

Class R6 Eligible Plan participants may purchase Class R6 shares only through their specified benefit plans. In connection with purchases, Class R6 Eligible Plans are responsible for forwarding all necessary documentation to their financial service firm or the Transfer Agent. Class R6 Eligible Plans and financial service firms may charge the end investor for such services.

Other Eligible R6 Investors may purchase Class R6 shares through financial intermediaries that have an agreement with the Distributor or directly through the Transfer Agent.

The Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class R6 shares of the Fund offered in this Prospectus. Neither the Fund nor the Adviser or its affiliates will make any type of distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments in connection with investment in Class R6 shares.

Before purchasing shares of the Fund directly, an investor should inquire about the other classes of shares offered by the Trust and particular series of the Trust. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor who owns Class R6 shares may call the Fund at 1-800-395-3807.

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Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay fees to broker-dealers for certain distribution-related services provided to Class A shareholders. Because these fees are paid out of the assets attributable to the Fund’s Class A shares, over time they will increase the cost of your investment in such shares. Annual distribution fees under the plan are up to [0.25]% of the average daily net assets attributable to Class A shares of the Fund.

Additional Payments to Dealers

The Adviser may pay amounts from its own resources and not as an additional charge to the Fund, to certain financial institutions in connection with the sale and/or distribution of the Fund’s shares or the retention and/or servicing of the Fund’s shareholders. These payments, which may include payments for marketing support, are in addition to any servicing fees or distribution fees payable by the Fund. Because these payments are not made by shareholders or the Fund, the Fund’s total expense ratios will not be affected by any such payments. These payments sometimes are referred to as “revenue sharing.” In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, for accounts opened directly through the Transfer Agent, the Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at 1-800-395-3807 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Pricing of Fund Shares

The Fund’s share price is known as its net asset value or “NAV.” The NAV of shares of a Class of the Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of the Class (i.e., assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily. The Fund’s share price is calculated as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The Fund sells shares of each Class at the NAV of the Class next computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Fund; or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds). You may pay a fee if you buy Fund shares through a broker or agent. The price you pay to purchase Class A Shares is the Fund’s offering price for Class A Shares, which is the NAV for Class A Shares next calculated after the order is received in proper form, plus any applicable sales charge/(load). The amount you receive when selling Fund Class A Shares is the NAV next calculated after the order is received in proper form, less any applicable contingent deferred sales charge.

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The Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value. The Adviser has been designated as the Fund’s valuation designee, with responsibility for fair valuation, subject to oversight by the Board of Trustees.

The Fund calculates its NAV for shares of each Class once daily, each day the NYSE is open for trading, as of approximately 4:00 p.m. Eastern time, the normal close of regular trading. If, for example, the NYSE closes at 1:00 p.m. Eastern time, the Fund’s NAV would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Adviser determines that a “fair value” adjustment is appropriate due to subsequent events. The Fund may invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares. As a result, NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

Fair Value Pricing

The Fund has adopted valuation procedures that have been approved by the Board of Trustees and allow for the use of fair value pricing in appropriate circumstances. Such circumstances may arise for instance when (a) trading in a security has been halted or suspended or a security has been delisted from a national exchange, (b) a security has not been traded for an extended period of time, (c) a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share prices, or (d) market quotations are not readily available or are not considered reliable for other reasons. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Adviser attempts to establish the price that the Fund might reasonably expect to receive upon a sale of the security at 4:00 PM Eastern Time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV. The NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. The Adviser’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Adviser’s asset-based fees.

Purchasing and Adding to Your Shares

Purchases through a Securities Dealer

You may purchase shares of the Fund through a securities dealer which has an agreement with the Distributor (a “selected dealer”). Selected dealers are authorized to accept purchase and redemption orders on the Fund’s behalf. The Fund will price an order for shares of a Class at the NAV of the Class next computed, plus any applicable sales charge/(load), after the order is accepted by an authorized dealer or the dealer’s authorized designee. The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order. A selected dealer may impose postage and handling charges on your order. For more information about the securities dealers that offer the Fund or discuss the Fund in more detail, please contact Brandes Private Client Services at (800) 237-7119 or sales@brandes.com.

Purchases through the Transfer Agent

To purchase shares of the Fund directly from the Transfer Agent, complete the Account Application (available from the Transfer Agent) and mail it to the Transfer Agent. You may pay by a check with the Account Application, or by a wire transfer of funds as described below. All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. The Transfer Agent may charge a fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders. The Fund reserves the right to reject any application. You can make additional investments by wire or by mailing a check, together with the Invest by Mail form from a recent confirmation statement. If you do not have the Invest by Mail form, include the Fund name, your name, address and account number on a separate piece of paper along with your check.

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For overnight delivery, please send to:	For regular mail, please send to:
Brandes Funds c/o The Northern Trust Company 333 South Wabash Avenue Attn: Funds Center, Floor 38 Chicago, IL 60604	Brandes Funds c/o The Northern Trust Company P.O. Box 4766 Chicago, IL 60680-4766

The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at The Northern Trust Company’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Payment by Wire

If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed account application. You may mail your account application or deliver it overnight to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

ABA #071000152

Account #5201681000

Account Name: Third Party Wire GL

Reference*: BMF1081FFFAAAAAAA

(*Where FFF is the fund # and AAAAAAA is the account # )

Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. Neither the Fund nor The Northern Trust Company are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at 1-800-395-3807 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on a day when the NYSE is open for trading to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchasing by Telephone

If your signed account application has been received by the Fund, and you did not decline telephone options, you may purchase additional shares of the Fund by calling toll free at 1-800-395-3807. If your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase by telephone. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern time, shares will be purchased at the NAV next calculated on a day the NYSE is open, plus any applicable sales charge/load. For security reasons, requests by telephone will be recorded. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may make your request in writing.

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Purchasing Through the Automatic Investment Plan. Subsequent Investments. (Class A Shares Only)

For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under this AIP, the minimum initial investment of $2,500 is waived and you authorize the applicable Fund(s) to withdraw from your personal checking or savings account each month, quarterly, semi-annually or annually, an amount that you wish to invest, which must be at least $500. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed account application must be received at least 15 calendar days prior to the initial transaction. A $25 fee will be imposed if your AIP transaction is returned for any reason. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at least five days prior to the next withdrawal. Please contact your financial institution to determine if it is an Automated Clearing House (ACH) member. Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.

Retirement Plan Participants

Individual participants in qualified retirement plans should purchase shares of the Fund through their respective plan sponsor or administrator, which is responsible for transmitting orders. You may invest in Fund shares through an IRA account sponsored by the Adviser, including traditional and Roth IRA accounts. The Fund may also be appropriate for other retirement plans. The initial investment minimum is $1,000 for investing in Fund shares through an IRA account and $500 for subsequent investments. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made. The procedures for investing in the Fund depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Other Purchase Information

The Transfer Agent credits shares to your account or the account maintained on your behalf by your plan sponsor, broker-dealer, or other financial intermediary, and does not issue stock certificates. The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

Shares of the Fund have not been registered for sale outside the United States. The Fund reserves the right to refuse investments from non-U.S. persons or entities. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

You may also purchase shares of the Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objectives and policies, that such securities are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Adviser.

Exchanging Your Shares

You may exchange your shares of any Class of the Fund for shares in an identically registered account of the same Class of any other series of the Trust. Such exchange will be treated as a sale of shares and may be subject to federal, state and local income tax.

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Selling Your Shares

How to Redeem Shares

Your shares may be redeemed only by instructions from the registered owner of your shareholder account. If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary. The selected dealer can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the selected dealer receives your instructions. The dealer may charge you for this service. If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

You may also redeem shares by mailing or delivering instructions to the Transfer Agent, Brandes Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766. The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed, the account number and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Additional documents are required for certain type of redemptions such as redemptions from corporations, from partnerships, or from accounts with executors, trustees, administrations or guardians. The price you will receive for Fund shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request.

Telephone Redemptions

You may redeem shares by telephone unless you declined telephone options on the account application. You can redeem shares by telephoning the Transfer Agent at 1-800-395-3807, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time on a day when the NYSE is open for trading. Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the ACH network to a bank account of record on the following business day. There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days. Telephone trades must be received prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require signature guarantees or a signature validation from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Special Factors Regarding Telephone Redemptions

The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption. If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Signature Guarantees

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

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A signature guarantee from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days; or

•	For all redemptions in excess of $100,000 from any shareholder account.

In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Trust also reserves the right, in its sole discretion, to waive any signature guarantee requirement.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Systematic Withdrawal Plan (Class A Shares Only)

You may redeem shares of the Fund through a Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount (at least $50), generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. You may establish a SWP on any account and in any amount you choose. Your account must have a share balance of $10,000 or more. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least five days prior to the next withdrawal.

A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, your account ultimately may be depleted.

Redemption Payments

The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If any portion of the shares to be redeemed represents an investment made by check or ACH, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase price has been collected. This may take up to twelve calendar days from the purchase date.

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. Although payment of redemption proceeds normally is made in cash, the Fund reserves the right to pay redemption proceeds in whole or in part through a redemption-kind. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed market conditions. On the same redemption date, some shareholders may be paid in whole or in part in securities (which may differ among these shareholders) while other shareholders may be paid entirely in cash.

Redemption of Small Accounts

If the value of your investment in the Fund falls below $500 because of redemptions, the Trust may notify you, and if your investment value remains below $500 for a continuous 60-day period, the Trust may redeem your shares. However, the Trust will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares. The minimum account size requirements do not apply to shares held by officers or employees of the Adviser or its affiliates or Trustees of the Trust. The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

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IRA Redemptions

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-800-395-3807. Investors will be asked whether or not to withhold taxes from any distribution.

Unclaimed Property/Lost Shareholder

It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-395-3807 at least annually to ensure your account remains in active status. If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-395-3807 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Policy on Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the trading activity of the Fund’s shares and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Trust reserves the right to modify these policies at any time without shareholder notice. In particular, the Trust or the Adviser may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Trust or the Adviser, actual or potential harm to the Fund. The Adviser considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Trust currently considers any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same number of shares of the Fund (without regard to Class) more than four times in any twelve-month period. Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Trust or the Adviser believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

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Despite the efforts of the Trust and the Adviser to prevent disruptive trading of Fund shares and the adverse impact of such activity, there is no guarantee that the Trust’s policies and procedures will be effective. Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse effects. Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection. In seeking to prevent disruptive trading practices in the Fund, the Trust and the Adviser consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading of Fund shares. If a financial intermediary establishes an omnibus account with the Fund, the Adviser is limited in its ability to determine whether trades placed through the financial intermediary may signal excessive trading. Consequently, the Adviser may not be able to detect disruptive trading in Fund shares and, even if it does detect disruptive trading, may be unable to stop such activity. Also, there may exist multiple tiers of financial intermediaries, each utilizing an omnibus account structure that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares. However, the Adviser has entered into written agreements with the Trust’s financial intermediaries under which each intermediary must, upon request, provide the Trust with certain shareholder and identity trading information so that the Fund can enforce its disruptive trading policies.

To the extent that the Trust or its agents are unable to curtail excessive or short-term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all shareholders of the Fund, including the long-term investors who do not generate the costs. Additionally, frequent trading may interfere with the Adviser’s ability to efficiently manage the Fund and compromise its portfolio management strategies.

The Fund invests in foreign securities and may be particularly susceptible to short duration trading strategies. This is because time zone differences among international securities markets can allow a shareholder engaging in a short duration strategy to exploit the Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time). In addition, to the extent the Fund significantly invests in high yield bonds, because these securities are often infrequently traded, investors may seek to trade shares of the Fund in an effort to benefit from their understanding of the value of these securities. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds which invest in highly liquid securities and cause dilution in the value of Fund shares held by other shareholders.

Dividends and Distributions

The Fund expects to pay dividends from net investment income monthly, and to make distributions of net capital gains, if any, at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically reinvests dividends and capital gain distributions in additional shares of the applicable Fund at the relevant NAV on the reinvestment date unless you have previously requested cash payment to the Transfer Agent. You may change your distribution election by writing or calling the Transfer Agent at least five days prior to the next distribution. If you elect to receive dividends and/or distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the dividends and/or distribution in your account, at the current relevant NAV, and to reinvest all of your subsequent dividends and/or distributions.

Any dividend or distribution paid by the Fund has the effect of reducing the NAV of shares of the Fund by the amount of the dividend or distribution. If you purchase shares shortly before the record date of a dividend or distribution, the distribution will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of your investment.

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Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons (as determined for U.S. federal income tax purposes), and does not address shareholders subject to special rules, such as those who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account.

The Fund is treated as a separate entity for U.S. federal income tax purposes and has elected and intends to qualify for the special tax treatment afforded to a regulated investment company (“RIC”) under the Internal Revenue Code. As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the income and gains it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Distributions made by the Fund may be taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Distributions derived from net investment income, including net short-term capital gains, are generally taxable to shareholders at ordinary income tax rates. Distributions reported by the Fund as net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at the tax rates applicable to long-term capital gains regardless of the length of time shareholders have held their shares of the Fund. The Fund does not expect a significant portion of its distributions to be treated as qualified dividend income, which is taxed at reduced rates for non-corporate shareholders. Although distributions are generally taxable when received, certain distributions declared by the Fund in October, November or December and paid by such Fund in January of the following year, are taxable as if received in the prior December. The Fund (or its administrative agent) will inform you annually of the amount and nature of the Fund’s distributions.

Shareholders currently subject to income tax may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Under Section 163(j) of the Internal Revenue Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Internal Revenue Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder generally must meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. However, under certain circumstances the Fund may be able to pass through to its shareholders the foreign taxes that it pays, in which case shareholders will include their proportionate share of such taxes in calculating their gross income, but they may be able to claim deductions or credits against their U.S. taxes for such foreign taxes. The Fund will also notify you each year of the amounts, if any, available as deductions or credits.

Sales and exchanges of the Fund’s shares (including an exchange of the Fund’s shares for shares of another Brandes Fund) will be treated as taxable transactions to shareholders, and any gain on the transaction will generally be subject to federal income tax. Assuming a shareholder holds Fund shares as a capital asset, the gain or loss on the sale of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of the Fund’s shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed if you purchase, including a purchase by reinvestment of a distribution, other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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A tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption or exchange of Fund shares.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. For each sale of the Fund’s shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default basis method that will be communicated to you separately. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions of net capital gain and short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The SAI contains more information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your own tax advisers about federal, foreign, state and local taxation consequences of investing in the Fund.

INDEX DESCRIPTIONS

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that the index is unmanaged and therefore direct investment in the index is not possible.

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FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years or since the commencement of operations of the Class R6 shares. Certain information reflects financial results for a single share. The financial highlights information for all periods is that of the Predecessor Fund. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information presented in the tables below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s annual report, which is available upon request.

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(2)
Brandes Core Plus Fixed Income Fund
Class A
9/30/2023	$7.98	0.27	(0.08)	0.19	(0.27)	$7.90	2.33%
9/30/2022	$9.35	0.20	(1.36)	(1.16)	(0.21)	$7.98	(12.55)%
9/30/2021	$9.52	0.18	(0.12)	0.06	(0.23)	$9.35	0.67%
9/30/2020	$9.18	0.19	0.34	0.53	(0.19)	$9.52	5.89%
9/30/2019	$8.85	0.24	0.33	0.57	(0.24)	$9.18	6.56%
Class I
9/30/2023	$8.06	0.29	(0.08)	0.21	(0.29)	$7.98	2.55%
9/30/2022	$9.43	0.23	(1.37)	(1.14)	(0.23)	$8.06	(12.25)%
9/30/2021	$9.60	0.21	(0.13)	0.08	(0.25)	$9.43	0.89%
9/30/2020	$9.26	0.22	0.33	0.55	(0.21)	$9.60	6.07%
9/30/2019	$8.92	0.26	0.34	0.60	(0.26)	$9.26	6.85%
Class R6
9/30/2023	$8.06	0.29	(0.06)	0.23	(0.31)	$7.98	2.79%
9/30/2022	$9.43	0.33	(1.37)	(1.04)	(0.33)	$8.06	(11.26)%
9/30/2021	$9.60	0.34	(0.13)	0.21	(0.38)	$9.43	2.23%
9/30/2020	$9.26	0.29	0.34	0.63	(0.29)	$9.60	6.89%
9/30/2019	$8.93	0.09	0.56	0.65	(0.32)	$9.26	7.40%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales loads that may be imposed on Class A shares (see Note 7 of the Notes to Financial Statements).
(3)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(4)	As of August 13, 2020, the expense cap for the class changed from 0.70% to 0.50%.
(5)	As of August 13, 2020, the expense cap for the class changed from 0.50% to 0.30%.
(6)	Amount is less than $50,000.
(7)	As of August 13, 2020, the expense cap for the class changed from 0.35% to 0.30%.

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FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

Net assets, end of period (millions)		Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)	Ratio of expenses (prior to reimbursements) to average net assets	Ratio of net investment income (prior to reimbursements) to average net assets	Portfolio turnover rate

	$1.3	0.50%		3.34%	0.88%	2.96%	15.72%
	$0.8	0.50%		2.30%	0.86%	1.94%	25.44%
	$1.0	0.50%		1.95%	0.83%	1.62%	27.13%
	$1.2	0.68	%(4)	2.30%	0.86%	2.12%	20.59%
	$3.2	0.70%		2.72%	0.93%	2.49%	18.54%

	$65.4	0.30%		3.53%	0.66%	3.17%	15.72%
	$60.0	0.30%		2.59%	0.66%	2.23%	25.44%
	$78.1	0.30%		2.23%	0.63%	1.90%	27.13%
	$85.6	0.48	%(5)	2.41%	0.65%	2.24%	20.59%
	$83.4	0.50%		2.91%	0.73%	2.68%	18.54%

$	— (6)	0.30%		3.55%	0.64%	3.21%	15.72%
$	— (6)	0.30%		3.73%	0.30%	3.73%	25.44%
$	— (6)	0.30%		3.54%	0.30%	3.54%	27.13%
$	— (6)	0.30	%(7)	3.19%	0.30%	3.19%	20.59%
$	— (6)	0.35%		0.97%	0.35%	0.97%	18.54%

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APPENDIX

Additional Information about Sales Charge Variations, Waivers and Discounts

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent a Financial Intermediary notifies the Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Financial Intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your Financial Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Financial Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Financial Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase shares directly from the Fund or through another Financial Intermediary to receive these waivers or discounts.

The information provided below for any particular Financial Intermediary is reproduced based on information provided by that Financial Intermediary. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Adviser or the Distributor.

Financial Intermediaries

Morgan Stanley Smith Barney LLC (“Morgan Stanley”)

If you purchase Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Oppenheimer & Co, Inc. (“OPCO”)

If you purchase Fund shares through an OPCO platform or account you are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (l) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

If you purchase fund shares through a Raymond James platform or account you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

36

•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial adviser about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

Janney Montgomery Scott, LLC

If you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

37

•	Shares acquired through a right of reinstatement.

•	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•	Shares purchased in connection with a return of excess contributions from an IRA account.

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching 70 1⁄2 as described in the fund’s prospectus.

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•	Shares acquired through a right of reinstatement.

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus.

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

*	Also referred to as an “initial sales charge.”

Robert W. Baird & Co. (“Baird”):

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

•

Shares purchased using the proceeds of redemptions from a Brandes Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•

A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

38

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Brandes assets held by accounts within the purchaser’s household at Baird. Eligible Brandes assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial adviser about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Brandes through Baird, over a 13-month period of time

39

PRIVACY POLICY

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Datum One Series Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•

Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information); about a customer’s investment goals and risk tolerance;

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators. We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Datum One Series Trust or anytime we make a material change to our privacy policy.

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For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual/Quarterly Reports:

The Fund’s annual, semi-annual and quarterly reports to shareholders will contain detailed information on the Fund’s investments. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in and is legally considered a part of this prospectus.

You may also obtain free copies of such reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

1-800-395-3807 (toll free)

www.brandesfunds.com

You may access reports and other information about the Funds on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the 1940 Act, which is: 811-23556.

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The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus [ ], 2024

BRANDES SEPARATELY MANAGED ACCOUNT RESERVE TRUST

SMARX

The shares registered for offer and sale under this post-effective amendment No. [ ] with respect to the Fund listed above will not be offered or sold to any person(s) under this registration statement unless and until the reorganization of the corresponding series of Brandes Investment Trust (the “Predecessor Fund”) into the Fund (the “Reorganization”), as contemplated by the registration statement on Form N-14 anticipated to be filed by Datum One Series Trust on or about [ ], 2024, is completed. All information provided for periods prior to the Reorganization is based on the information for the Predecessor Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary Section

Brandes Separately Managed Account Reserve Trust

SMARX

Investment Objective

The Brandes Separately Managed Account Reserve Trust (the “Separately Managed Account Reserve Trust” or “Fund”) seeks to maximize long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (Fees paid directly from your investment)

[None	]

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees (1),(2)	[	]%
Other Expenses (2),(3),(4)	[	]%
Total Annual Fund Operating Expenses(2), (4)	[	]%

(1)

Investors pay any management fees, advisory fees or expenses at the wrap account level. The Fund does not pay any management fees, advisory fees or expenses to the Brandes Investment Partners, L.P. (the “Adviser”)or affiliates of the Adviser.

(2)

Investors in the Fund must be clients of “wrap account” programs sponsored by broker-dealers which have agreements with the Adviser, or certain other persons or entities. Investors pay management fees and other expenses at the wrap account level. See “Shareholder Information.”

(3)	Investors pay any ordinary expenses at the wrap account level. The Fund does not pay any ordinary expenses.
(4)

Other Expenses have been adjusted from amounts incurred during the most recent fiscal year of the Fund’s predecessor to reflect estimated current expenses. The Brandes Separately Managed Account Reserve Trust, a series of Brandes Investment Trust, is the predecessor to the Fund (the “Predecessor Fund”).

Example

This Example illustrates the amount of expenses you could incur if the Adviser charged the Fund for its services.(1) This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was 23.24% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in a diversified portfolio of debt securities. These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, collateralized mortgage obligations, and U.S. and foreign mortgage-backed and asset-backed debt securities. The Fund may invest up to 60% of its total assets in non-U.S. dollar securities, and may engage in currency hedging. Brandes Investment Partners, L.P., the investment adviser to the Fund (the “Adviser”), uses the principles of value investing to analyze and select debt securities for the Fund’s investment portfolio. As part of this process, the Adviser reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer.

1

The Fund may invest in debt instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”). Up to 60% of the Fund’s total debt securities may be junk bonds. The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk-free securities) which the Adviser believes to be attractive based on the Adviser’s assessment of each security’s intrinsic value.

The Adviser primarily uses effective duration and modified duration measures (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. The average portfolio duration of the Fund typically will vary and, under normal market conditions, will range between one and ten years.

The Adviser will typically sell a security from the Fund’s portfolio when the Adviser’s research process identifies a significantly better investment opportunity. The Adviser may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requirements for redemption of Fund shares.

Principal Investment Risks

Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of investing in the Fund (in alphabetical order after the first six risks) are:

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment.

Credit Risk. Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer or if the issuer or any guarantor is, or is perceived to be unwilling or unable to pay or perform in a timely fashion. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to payments and/or claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund may experience a substantial or complete loss on any investment.

Interest Rate Risk. As with most fixed income funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates than would typically be the case. Recent and potential future changes in government policy may affect interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes, including U.S. Treasury securities. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.

2

Duration Risk. The longer the maturity of a fixed income security, the more its price will vary as levels of interest rates change. The Fund can hold securities with long-dated maturities. Duration is a measure of how sensitive a security or portfolio is to moves in interest rates. If and when the Fund’s duration is significantly longer than that of its benchmark index, the Fund’s portfolio is likely to be more volatile when market interest rates move materially.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Management Risk. The Adviser is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Adviser’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Adviser.

Currency Risk. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgages or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns. When interest rates rise, prepayments may decline, resulting in longer-than-anticipated maturities.

Non-Investment Grade (High Yield Bond) Securities Risk. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty. These securities may be difficult or impossible to sell during periods of uncertainty or market turmoil.

U.S. Government Obligations Risk. Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government. Notwithstanding that such securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their market value and the Fund’s performance. Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.

Value Style Risk. The value style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may do so in the future.

Performance

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of Predecessor Fund. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Predecessor Fund’s performance has varied from year to year, and by showing how the Predecessor Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.brandesfunds.com or by calling 1-800-395-3807. Performance does not reflect the fees charged in the wrap program.

3

Separately Managed Account Reserve Trust

Year-by-Year Total Returns as of December 31,

Best Quarter	4Q 2023	7.65%
Worst Quarter	2Q 2022	-6.86%

Average Annual Total Returns For periods ended December 31, 2023

(Returns reflect applicable sales charges)

Brandes Separately Managed Account Reserve Trust	1 Year	5 Year	10 Year
Return Before Taxes	10.64%	2.76%	3.09%
Return After Taxes on Distributions	8.51%	1.12%	1.25%
Return After Taxes on Distributions and Sale of Fund Shares	6.23%	1.41%	1.55%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
Bloomberg U.S. Intermediate Credit Index (reflects no deduction for fees, expenses or taxes)	6.94%	2.44%	2.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts.

The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management

Investment Adviser. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Adviser	Managed the Fund Since*:
Charles S. Gramling, CFA	Director, Fixed Income and Fixed Income Investment Committee Member	2024

David J. Gilson, CFA	Senior Fixed Income Analyst and Fixed Income Investment Committee Member	2024

Timothy M. Doyle, CFA	Fixed Income Portfolio Manager and Fixed Income Investment Committee Member	2024

*	Each Portfolio Manager served as a portfolio manager of the Predecessor Fund.

4

Purchase and Sale of Fund Shares

In most cases, purchase and redemption orders are effected based on instructions from the wrap program adviser (in its capacity as investment adviser or sub-adviser to the applicable wrap account) to the broker-dealer who executes trades for the account. The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase or redemption order to the Transfer Agent, by telephone at 1-800-395-3807, either directly or through an appropriate clearing agency. The Fund has no maximum or minimum initial investment requirements.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

The Fund’s investment objective is to maximize long-term total return. The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

Investment Policies

The Fund seeks to achieve its investment objective by investing principally in a diversified portfolio of debt securities.

The Fund invests primarily in debt securities that Brandes Investment Partners, L.P. (“Brandes” or the “Adviser”) believes offer attractive yield premiums over relatively risk-free U.S. Treasury securities based upon an analysis of the issuer’s ability to repay and the quality of the collateral (if any) supporting the debt obligation. The Adviser’s fixed income strategy values debt securities using a bottom-up security selection process based on fundamental credit analysis and cash flow valuation. Its fixed income process relies upon the principles of Graham & Dodd as set forth in their classic work Security Analysis. These principles direct the value investor to examine quantitatively the fundamental credit quality of the issuer rather than be distracted by secondary, shorter term factors. As part of this process, the Adviser reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, EBITDA-to-interest ratio, debt-to-EBITDA ratio, or other measures of credit worthiness in evaluating the securities of a particular issuer. The Adviser does not include formal consideration of general economic scenarios in its investment process, nor does it attempt to predict short-term movements of interest rates. The Fund invests in debt securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Adviser believes to be attractive based on the Adviser’s assessment of each security’s intrinsic value. The assessment of intrinsic value is based upon present day pricing information, quantitative cash flow valuation techniques, financial statement and collateral analysis, and actual and projected ratings in determining if a given security is attractively priced. Although the Fund uses the Bloomberg U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) as its benchmark, sector, industry, and issuer weightings in the Fund can vary materially from the Index from time to time.

The Fund invests primarily in a wide variety of debt securities. These include debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, debt securities issued by U.S. and foreign companies, U.S. and foreign mortgage-backed and asset-backed debt securities, collateralized mortgage obligations, and preferred stock. The Fund limits its exposure to a single issuer of a security to 5% of the Fund’s total assets measured at the time of purchase (with the exception of obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities), and limits its exposure to any single third party guarantor to 10% of the Fund’s total assets, measured at the time of purchase, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

The Fund invests in both investment grade securities and non-investment grade securities (also known as “high yield bonds” or “junk bonds”). The Adviser deems any security rated at least BBB- (or its equivalent) by one or more of Moody’s, Standard & Poor’s, or Fitch, or any security that has been determined by the Adviser to be of comparable quality, to be investment grade. The Fund may invest up to 60% of its total assets, measured at the time of purchase, in high yield securities when the Adviser believes such securities offer attractive yield premiums relative to other securities of similar credit quality and interest rate sensitivity. These securities may be rated as low as D (securities in default of payment of interest and/or principal) or not rated.

The Adviser will not invest more than 25% of the Fund’s total assets, measured at the time of purchase, in securities of issuers in any one industry (other than the U.S. Government, its agencies and instrumentalities). The Fund will not invest more than 60% of its total assets, measured at the time of purchase, in securities that trade and make payments in foreign (non-U.S.) currencies. The Fund may hedge its exposure to fluctuations in the value of currencies.

The Fund may invest in instruments of any maturity. The Adviser primarily uses effective duration and modified duration measures (“duration”) to approximate the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. The average portfolio duration of the Fund typically will vary and, under normal market conditions, will range between one and ten years.

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Selling Portfolio Securities

The Fund sells portfolio securities when the Adviser determines that a security has reached its intrinsic value, the Adviser’s research process identifies a significantly better investment opportunity, or the Adviser’s assessment of the security’s intrinsic value declines. The Fund may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund or to meet requirements for redemption of Fund shares. At the time of purchase the Adviser generally intends to hold securities for a period of two to five years, but actual holding periods for individual securities can be significantly less than two years.

The Fund may from time to time invest in new issue, mortgage-backed securities on a “when issued” basis (known as “TBA securities”). An investment in a TBA security represents a commitment by the investor to accept delivery of mortgage-backed securities at a later date, usually one or two months after investment, upon which the investment is settled. Under normal circumstances, the investment never settles. Rather, in the month of settlement, the commitment to accept delivery is “rolled” forward to a subsequent month. This rolling activity is accounted for as a sale of the original TBA security and a purchase of a new TBA security. This accounting increases the stated turnover of the Fund even though the Fund’s position with respect to the TBA security is largely unchanged. If the Fund includes the rolling activity, the Fund’s portfolio turnover will typically be 150%-300% per year. Excluding the rolling activity, the turnover will typically be 50%-100% per year.

Short-Term Investments

The Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Adviser’s discretion require investments inconsistent with the Fund’s principal investment strategies. As a result of taking such temporary defensive positions, the Fund may not achieve its investment objective.

Other Investment Techniques and Restrictions

The Fund may use certain other investment techniques, and has adopted certain investment restrictions, which are described in the Statement of Additional Information (“SAI”). Like the Fund’s investment objective, certain of these investment restrictions are fundamental and may be changed only by a majority vote of the Fund’s outstanding shares.

Principal Risks of Investing in the Fund

The Adviser will apply the investment techniques described above in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The value of your investment in the Fund will fluctuate, which means you could lose money. You should consider an investment in the Fund as a long-term investment. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Market Risk. The value of the Fund’s investments may increase or decrease in response to expected real or perceived economic, political, geopolitical or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation or deflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions may be caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, geopolitical, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this Prospectus will likely increase.

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Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer, or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Credit Risk. Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer. Changes in actual or perceived creditworthiness may occur quickly. In addition, the Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to payments and/or claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund may experience a substantial or complete loss on any investment.

Interest Rate Risk. The income generated by debt securities owned by the Fund will be affected by changing interest rates. The Fund faces a risk that interest rates may rise. As interest rates rise the values of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates than would typically be the case. Recent and potential future changes in government policy may affect interest rates.

Duration Risk. The longer the maturity of a fixed income security, the more its price will vary as levels of interest rates change. The Fund can hold securities with long-dated maturities. Duration is a measure of how sensitive a security or portfolio is to moves in interest rates. If and when the Fund’s duration is significantly longer duration than that of its benchmark index, the Fund’s portfolio is likely to be more volatile when market interest rates move materially. Duration is calculated by the Adviser, is not an exact measurement, and may not reliably predict the Fund’s or a particular security’s price sensitivity to changes in interest rates.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Active Management Risk. The value of your investment may go down if the Adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the Fund’s investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the Adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the Adviser’s investment style is out of favor or otherwise fails to produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Legislative, regulatory, or tax developments may also affect the investment techniques available to the Adviser in connection with managing the Fund. Those changes and developments may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Fund. Any of these factors could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

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Currency Risk. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar. Such changes will also affect the Fund’s income.

Cyber Security Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Fund’s ability to calculate its NAV; impediments to trading for a Fund’s portfolio; the inability of Shareholders to transact business with a Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Foreign Securities Risk. Investments in foreign securities involve special risks. Investments in securities issued by entities outside the United States may be affected by conditions affecting local or regional political, social or economic instability; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriations; changes in tax policy; greater market volatility; global economic developments; and differing securities market structures and practices. Because the Fund may invest in securities payable in foreign (non-U.S.) currencies, the Fund is also subject to the risk that those currencies will decline in value relative to the U.S. dollar, thus reducing the Fund’s return.

Before investing in the Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund. Investments in foreign securities may also be adversely affected by sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes, including U.S. Treasury securities. The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price, or may not be able to sell the securities at all. Investments in foreign securities, derivatives (e.g., options on securities, securities indexes, and foreign currencies) and securities with substantial market or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may also be difficult to value. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters, epidemics or pandemics and systemic market dislocations may also be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Fund. Given the interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.

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Mortgage and Asset-Backed Securities Risk. Mortgage- and Asset-Backed Securities are subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more sensitive to changes in interest rates. As a result, when holding mortgage- and asset-backed securities in a period of rising interest rates, the Fund may exhibit additional volatility. In addition, mortgage- and asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates. When interest rates rise, prepayments may decline, resulting in longer-than-anticipated maturities.

Non-Investment Grade (High Yield Bond) Securities Risk. As a result of its investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate, credit and liquidity risk than portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Fund’s ability to sell its high yield securities. If the issuer of a security is in default with respect to interest payments or principal payments, the Fund may lose its entire investment in the security.

Redemption Risk. The Fund may experience periods of significant redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients of the Adviser. In addition, redemption risk is heightened during periods of overall market turmoil. A large redemption by one or more shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

U.S. Government Obligations Risk. Securities issued by the U.S. Treasury and certain U.S. government agencies are backed by the full faith and credit of the U.S. government. Notwithstanding that such securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their market value and the Fund’s performance. Such an event could lead to significant disruptions in U.S. and global markets. U.S. government obligations may also be adversely impacted by changes in interest rates. Securities issued by certain other U.S. government-related entities, principally Fannie Mae and Freddie Mac, are often categorized as U.S. government obligations, but do not enjoy the full backing of the U.S. government.

Value Style Risk. In managing the Fund, the Adviser applies some of the general principles of the Graham and Dodd Value Investing approach, which selects investments based on the Adviser’s evaluation of the fundamental credit quality of the issuer. This style of investing has caused the Fund’s performance to deviate from the performance of market benchmarks and other managers for substantial periods of time and may cause it to do so in the future.

The value principles used by the Adviser lead it to focus on securities which, in its opinion, offer not only an attractive stream of income but also the potential for price gains as the market price adjusts to a level more consistent with the Adviser’s long-term expectations. In a number of cases, the issuers of such value securities may be experiencing financial distress varying from mild to quite severe, the extent of which the Adviser expects will lessen over time. Such “value securities” may pose a higher risk of default or exhibit higher price volatility until the issues related to the issuer’s financial distress are better understood by the market or are ultimately resolved.

Portfolio Holdings

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”), which is located on the Fund’s website at www.brandesfunds.com.

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FUND MANAGEMENT

The Fund is a series of Datum One Series Trust, a Massachusetts business trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Adviser and other service providers. The Trust’s officers conduct and supervise its daily business operations.

The Investment Adviser

Brandes Investment Partners, L.P. has been in business, through various predecessor entities, since 1974. As of December 31, 2023, the Adviser managed approximately $23.6 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals. The Adviser’s offices are at 4275 Executive Square, 5th Floor, La Jolla, California 92037. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended.

Subject to the direction and control of the Trustees, the Adviser develops and implements an investment program for the Fund, including determining which securities are bought and sold. The Adviser waives all of its management fees for the Fund and has agreed to pay or reimburse all expenses of the Fund other than extraordinary expenses. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with the Adviser will be available in the Fund’s first annual or semi-annual report to shareholders following the Fund’s commencement of operations..

Portfolio Managers

The Fund’s investment portfolio is team-managed by an investment committee comprised of senior portfolio management professionals of the Adviser. All investment decisions for the Fund are the responsibility of the Adviser’s Fixed Income Investment Committee (“Committee”). The members of the Committee are Charles S. Gramling, CFA, David J. Gilson, CFA and Timothy M. Doyle, CFA. The Committee reviews the research and trade recommendations provided to it by members of the Adviser’s Fixed Income Group. The SAI has more information about the Committee, including information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Each Portfolio Manager served as portfolio manager of the Predecessor Fund.

Portfolio Managers	Length of Service with the Fund*	Business Experience During the Past Five Years
Charles Gramling, CFA	Since 2024	Charles S. Gramling, CFA
Director, Fixed Income
Experience
• Current Responsibilities
• Fixed Income Director for the Brandes Fixed Income Group, leading the group in all areas, including strategy development, portfolio management and trading
• Member of the Fixed Income Investment Committee
• Experience began in 1993
• Joined Brandes Investment Partners in 1999
• Prior Career Highlights
• Senior Vice President and Portfolio Manager with Scudder Kemper Investments (which later became Deutsche Asset Management),
• Provided accounting and financial management services to the portfolio companies of the Polaris Group, a mezzanine finance company
• Auditor with Arthur Young

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Portfolio Managers	Length of Service with the Fund*	Business Experience During the Past Five Years
Education and Skills
• BS in accounting from Marquette University
David Gilson, CFA	Since 2024	David J. Gilson, CFA
Senior Fixed Income Analyst
Experience
• Current Responsibilities
• Associate Portfolio Manager and Analyst for the Brandes Fixed Income Group, involved in corporate bond research, strategy development, portfolio management and trading
• Member of the Fixed Income Investment Committee
• Experience began in 1988
• Joined Brandes Investment Partners in 2002
• Prior Career Highlights
• President of VALUE Restoration (consulting to corporations in turnaround situations)
• CFO of James Page Brewing
• Bond Analyst with Fleet Securities and BancAmerica Robertson Stephens, covering high-yield media and telecommunications credits
• Associate Fund Manager and Senior Analyst with American Express Financial Advisors, responsible for high-yield funds and an equity hedge fund
• Education and Skills
• BBA from Baylor University
Timothy M. Doyle, CFA	Since 2024	Timothy M. Doyle, CFA
Fixed Income Portfolio Manager
Experience
• Current Responsibilities
• Fixed Income Portfolio Manager and Analyst, involved in strategy development, portfolio management and trading
• Member of the Fixed Income Investment Committee
• Experience began in 1995
• Joined Brandes Investment Partners in 2000
• Prior Career Highlights
• Assistant Vice President and Portfolio Manager with Scudder Kemper Investments (which later became Deutsche Asset Management)
• U.S. Government/U.S. Agency Sector Team Leader
• Investment Policy Committee member
• Education and Skills
• MBA in finance and economics from Loyola University
• BS in finance from Marquette University

Administrator, Distributor, Transfer Agent and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides compliance services and financial controls services to the Fund.

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Foreside Financial Services, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101 is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company. The Distributor is a subsidiary of Foreside Financial Group, LLC (doing business as ACA Group). See “Principal Underwriter” in the SAI. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

The SAI has more information about the Adviser and the Fund’s other service providers.

SHAREHOLDER INFORMATION

Who May Invest in the Fund

Shares of the Fund may be purchased by or on behalf of clients of “wrap account” programs sponsored by broker-dealers that have an agreement with the Advisor. The Board of Trustees may from time to time allow other persons or entities to purchase shares of the Fund, including employee benefit plans, current and former Trustees of the Fund and employees of the Adviser. The Fund intends to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above and by purchasing shares each investor agrees to any such redemption.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, for accounts opened directly through the Transfer Agent, the Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be able to open your account. Please contact the Transfer Agent at 1-800-395-3807 if you need additional assistance when completing your application. If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

Pricing of Fund Shares

The price of the Fund’s shares is based on its per share net asset value (“NAV”). The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and dividing the result by the number of outstanding shares of the Fund:

NAV  =  Total Assets-Liabilities

    Number of Shares

    Outstanding

The Fund values its investments at their market value. Securities and other assets for which market prices are not readily available are valued at fair value. The Adviser has been designated as the Fund’s valuation designee, with responsibility for fair valuation, subject to oversight by the Board of Trustees.

The Fund calculates its NAV once daily, each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading. The Fund may invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

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Fair Value Pricing

The Fund has adopted valuation procedures that have been approved by the Board of Trustees and allow for the use of fair value pricing in appropriate circumstances. Such circumstances may arise for instance when (a) trading in a security has been halted or suspended or a security has been delisted from a national exchange, (b) a security has not been traded for an extended period of time, (c) a significant event with respect to a security occurs after the close of trading and before the time the Fund calculates its own share price, or (d) market quotations are not readily available or are not considered reliable for other reasons. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Adviser attempts to establish the price that the Fund might reasonably have expected to receive upon a sale of the security at 4:00 PM Eastern Time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV. The Adviser’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Adviser’s asset-based fees.

Purchasing and Adding to Your Shares

Purchases through Your Wrap Program

In most cases, purchase and redemption orders are effected based on instructions from the wrap program adviser (in its capacity as investment adviser or sub-adviser to the applicable wrap account) to the broker-dealer who executes trades for the account. The Fund will process purchase and redemption orders at the NAV next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to 4:00 p.m. Eastern Time on a day when the NYSE is open for trading will be processed at that day’s NAV, even if the order is received by the Transfer Agent after the Fund’s NAV has been calculated that day. The Fund reserves the right to cancel an order for which payment is not received from a broker-dealer by the third business day following the order.

Purchase Procedures

Shares must be purchased through a wrap program sponsor or a broker-dealer designated by such sponsor. The Fund has no maximum or minimum initial investment requirements. The sponsor or broker-dealer acting on behalf of an eligible client must submit a purchase order to the Transfer Agent, 1-800-395-3807, either directly or through an appropriate clearing agency. The sponsor or broker-dealer submitting an order to purchase shares must arrange to have federal funds wired to the Transfer Agent. Wiring instructions may be obtained by calling 1-800-395-3807.

Other Purchase Information

The Transfer Agent credits shares to an account maintained on your behalf by the sponsor or broker-dealer, and does not issue stock certificates. The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Fund’s shares.

Shares of the Fund have not been registered for sale outside the United States. The Fund reserves the right to refuse investments from non-U.S. persons or entities. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Selling Your Shares

How to Redeem Shares

The sponsor or broker-dealer acting on behalf of an eligible client must submit a redemption order to the Transfer Agent, 1-800-395-3807, either directly or through an appropriate clearing agency.

The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or automated clearing house (ACH) transfer. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

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The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. Although payment of redemption proceeds normally is made in cash, the Fund reserves the right to pay redemption proceeds in whole or in part through a redemption in-kind. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances.

Redemption Payments

You may redeem shares of the Fund at any time, without cost, at the NAV next determined after the Transfer Agent receives your redemption order. Redemption proceeds will normally be sent by wire within seven days after receipt of the redemption request. Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Fund will generally be paid by check.

If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash. If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you. Payment may be postponed or the right of redemption suspended at times when the NYSE is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Policy on Disruptive Trading

The Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”). As all purchase and redemption orders are initiated by the wrap program adviser or sub-adviser, wrap account clients are not in a position to effect purchase and redemption orders and are not able to directly trade in Fund shares. However, because the Fund is designed to be a component of wrap accounts that also invest in securities and other investments at the direction of the wrap program’s adviser or sub-adviser, shares of the Fund may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new funds, or to accommodate reductions in account sizes, and the Fund is managed in a manner consistent with its role in such wrap accounts.

The Board of Trustees has adopted policies and procedures reasonably designed to monitor trading activity of the Fund’s shares and, in cases where disruptive trading activity is detected, to take action to stop such activity. The Fund reserves the right to modify these policies at any time without shareholder notice. In particular, the Fund or the Distributor may, without any prior notice, reject a purchase order of any person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Fund or the Distributor, actual or potential harm to the Fund. The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order. Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of the Fund if the Fund or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Despite the efforts of the Fund and the Distributor to prevent disruptive trading within the Fund and the adverse impact of such activity, there is no guarantee that Fund’s policies and procedures will be effective. Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, the Fund may have experienced some or all of its adverse effects. Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection. In seeking to prevent disruptive trading practices in the Fund, the Fund and the Distributor consider only the information actually available to them at the time.

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To the extent that the Fund or its agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances. More frequent portfolio transactions would increase the Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets. The costs of such activities would be borne by all Fund shareholders, including the long-term investors who do not generate the costs. Additionally, frequent trading may interfere with the Adviser’s ability to efficiently manage the Fund and compromise its portfolio management strategy.

Dividends and Distributions

The Fund expects to pay dividends from net investment income monthly, and to make distributions of net capital gains, if any, at least annually. The Board of Trustees may decide to pay dividends and distributions more frequently.

The Fund automatically pays dividends and capital gains distributions in cash on the record date for the dividend or capital gain distribution (each such date, a “Record Date”) unless the Fund has been notified by the Adviser to make such payments in additional shares at the NAV on the Record Date.

Any dividend or distribution paid by the Fund has the effect of reducing the NAV of shares in the Fund on the applicable Record Date by the amount of the dividend or distribution. If you purchase shares shortly before the applicable Record Date, the distribution will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of your investment.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons (as determined for U.S. federal income tax purposes), and does not address shareholders subject to special rules, such as those who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account.

The Fund is treated as a separate entity for U.S. federal income tax purposes and has elected and intends to qualify for the special tax treatment afforded to a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). As long as the Fund qualifies for treatment as a RIC, it pays no federal income tax on the income and gains it timely distributes to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Distributions made by the Fund may be taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Distributions derived from net investment income, including net short-term capital gains, are generally taxable to shareholders at ordinary income tax rates. Distributions reported by the Fund as net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at the tax rates applicable to long-term capital gains regardless of the length of time shareholders have held their shares of the Fund. The Fund does not expect a significant portion of its distributions to be treated as qualified dividend income, which is taxed at reduced rates for non-corporate shareholders. Although distributions are generally taxable when received, certain distributions declared by the Fund in October, November or December and paid by such Fund in January of the following year, are taxable as if received in the prior December. The Fund (or its administrative agent) will inform you annually of the amount and nature of the Fund’s distributions.

Shareholders currently subject to income tax may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

Under Section 163(j) of the Internal Revenue Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Internal Revenue Code. The Fund’s “Section 163(j)

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interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

To the extent the Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. However, under certain circumstances the Fund may be able to pass through to its shareholders the foreign taxes that it pays, in which case shareholders will include their proportionate share of such taxes in calculating their gross income, but they may be able to claim deductions or credits against their U.S. taxes for such foreign taxes. The Fund will also notify you each year of the amounts, if any, available as deductions or credits.

Sales and exchanges of the Fund’s shares (including an exchange of the Fund’s shares for shares of another Brandes Fund) will be treated as taxable transactions to shareholders, and any gain on the transaction will generally be subject to federal income tax. Assuming a shareholder holds Fund shares as a capital asset, the gain or loss on the sale of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of the Fund’s shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed if you purchase, including a purchase by reinvestment of a distribution, other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption or exchange of Fund shares.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. For each sale of the Fund’s shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use a default basis method that will be communicated to you separately. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. The 30% withholding tax generally will not apply to distributions of net capital gain. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Distributions of net capital gain and short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if you are a foreign shareholder entitled to claim the benefits of a tax treaty.

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

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The SAI contains more information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your own tax advisers about federal, foreign, state and local taxation consequences of investing in the Fund.

INDEX DESCRIPTIONS

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This index is a total return index which reflects the price changes and interest of each bond in the index.

The Bloomberg U.S. Intermediate Credit Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related and investment-grade U.S. corporate securities that have remaining maturities of greater than one year and less than ten years. This index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged and therefore direct investment in an index is not possible.

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FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share. The financial highlights information for all periods is that of the Predecessor Fund. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information presented in the tables below has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm if the Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s annual report, which is available upon request.

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.38	$8.83	$8.94	$8.73	$8.65

Total from investment operations:
Net investment income(1)	0.36	0.30	0.27	0.31	0.36
Net realized and unrealized gain/(loss) on investments	0.04	(1.45)	(0.07)	0.21	0.08

Total from investment operations	0.40	(1.15)	0.20	0.52	0.44

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.30)	(0.31)	(0.31)	(0.36)

Total dividends and distributions	(0.36)	(0.30)	(0.31)	(0.31)	(0.36)

Net asset value, end of period	$7.42	$7.38	$8.83	$8.94	$8.73

Total return	5.39%	(13.30%)	2.33%	6.05%	5.29%
Net assets, end of period (millions)	$150.9	$149.8	$186.5	$181.2	$177.0
Ratio of expenses to average net assets(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(2)	4.74%	3.63%	3.04%	3.52%	4.27%
Portfolio turnover rate	23.24%	28.94%	36.89%	32.24%	35.99%

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)

Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisors and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.

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PRIVACY POLICY

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Datum One Series Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•

Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information); about a customer’s investment goals and risk tolerance;

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators. We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Datum One Series Trust or anytime we make a material change to our privacy policy.

PN-1

Annual/Semi-annual/Quarterly Reports:

The Fund’s annual, semi-annual and quarterly reports to shareholders will contain detailed information on the Fund’s investments. The annual report will also include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in and is legally considered a part of this prospectus.

You may also obtain free copies of such reports and the SAI, or request other information and discuss your questions about the Fund, by contacting us at:

Brandes Funds

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

1-800-395-3807 (toll free)

www.brandesfunds.com

You may access reports and other information about the Funds on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the 1940 Act, which is: 811-23556.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

[ ], 2024

Brandes Investment Trust

BRANDES INTERNATIONAL EQUITY FUND

Class A (Ticker: BIEAX)

Class C (Ticker: BIECX)

Class I (Ticker: BIIEX)

Class R6 (Ticker: BIERX)

BRANDES GLOBAL EQUITY FUND

Class A (Ticker: BGEAX)

Class C (Ticker: BGVCX)

Class I (Ticker: BGVIX)

Class R6 (Ticker: BGVRX)*

BRANDES EMERGING MARKETS VALUE FUND

Class A (Ticker: BEMAX)

Class C (Ticker: BEMCX)

Class I (Ticker: BEMIX)

Class R6 (Ticker: BEMRX)

BRANDES INTERNATIONAL SMALL CAP EQUITY FUND

Class A (Ticker: BISAX)

Class C (Ticker: BINCX)

Class I (Ticker: BISMX)

Class R6 (Ticker: BISRX)

BRANDES SMALL CAP VALUE FUND

Class A (Ticker: BSCAX)

Class I (Ticker: BSCMX)

Class R6 (Ticker: BSCRX)

BRANDES CORE PLUS FIXED INCOME FUND

Class A (Ticker: BCPAX)

Class I (Ticker: BCPIX)

Class R6 (Ticker: BCPRX)

BRANDES SEPARATELY MANAGED ACCOUNT RESERVE TRUST

(Ticker: SMARX)

Datum One Series Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about the series of the Trust referred to above (each, a “Fund” and collectively, the “Funds”). The Funds may be referred to throughout this SAI as follows: Brandes International Equity Fund (“International Equity Fund”); Brandes Global Equity Fund (“Global Equity Fund”); Brandes Emerging Markets Value Fund (“Emerging Markets Value Fund”); Brandes International Small Cap Equity Fund (“International Small Cap Fund”); Brandes Small Cap Value Fund (“Small Cap Value Fund”); Brandes Core Plus Fixed Income Fund (“Core Plus Fund”); and Brandes Separately Managed Account Reserve Trust (“SMART Fund”). The Core Plus Fund and SMART Fund, together, are referred to as the “Fixed Income Funds.” Brandes Investment Partners, L.P. (the “Adviser”) is the investment adviser to the Funds. The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes.

*	Class R6 shares of this Fund are currently inactive. If interested in purchasing the R6 shares of this Fund, please contact 1-800 395-3807 for information.

This SAI is not a prospectus, and it should be read in conjunction with the Funds’ prospectuses (each a “Prospectus” and collectively, the “Prospectuses”) dated [ ], 2024 as amended or supplemented from time to time. The Funds are newly organized and have been created for the purpose of acquiring the assets and liabilities of certain predecessor funds (as defined below). The predecessor funds’ financial statements are incorporated into this SAI by reference to the predecessor funds’ most recent Annual Report to shareholders.

Investors may obtain free copies of the Funds’ Prospectus or the predecessor funds’ Annual Report free of charge by visiting the Funds’ website at [ ], by writing to the Funds’ transfer agent, The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling 1-800-395-3807 (toll free). This SAI contains information that may be useful to investors but which is not included in the Prospectus.

TRUST HISTORY

This SAI describes the Funds, which are series of Datum One Series Trust (the “Trust”). The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on February 28, 2020. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Brandes Investment Partners L.P. (the “Adviser”) serves as investment adviser to the Funds. Each of the Funds is expected to assume all of the assets and liabilities of its corresponding predecessor fund, each a series of Brandes Investment Trust bearing the same name as the Funds: the Brandes International Equity Fund; Brandes Global Equity Fund; Brandes Emerging Markets Value Fund; Brandes International Small Cap Equity Fund; Brandes Small Cap Value Fund; Brandes Core Plus Fixed Income Fund; and Brandes Separately Managed Account Reserve Trust (each a “Predecessor Fund” collectively the “Predecessor Funds”) in a reorganization expected to close no earlier than [ ] 2024 (the “Reorganization”). The Adviser also served as investment adviser to the Predecessor Funds. Any historical information provided in this SAI for each of the Funds is that of its corresponding Predecessor Fund.

The Trust may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

FUND CLASSIFICITION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a “diversified” investment company under the 1940 Act.

For information concerning the purchase and redemption of shares of the Funds, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectuses. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

INVESTMENT POLICIES AND RISKS

The following information supplements the discussion of each of the Funds’ principal investment strategies as set forth in each Fund’s respective Prospectus. The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Average Maturity and Duration Calculations

Average Maturity. The portfolio average maturity of a Fund’s fixed income portfolio will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security. For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation. Average life is normally used when trading mortgage backed securities and asset-backed securities.

Duration. One common measure of the price volatility of a fixed income security is modified duration. Modified duration is derived from weighted term-to-maturity and can vary from zero to the time-to-maturity of the security. Duration is a complex formula that utilizes cash flow and the market yield of the security. Bonds of the same maturity can have different durations if they have different coupon rates or yields.

For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity. As the maturity of the security extends, the duration also extends but at a slower rate. For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years. However, the duration of any security that pays interest only at maturity is the term to maturity. Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation. These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity. Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate. Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate. An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios. The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario.

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The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value. Effective duration is a much better indicator of price volatility than term to maturity. For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years. A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield). However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

Borrowing

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 10% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

Collateralized Debt Obligations

The Fixed Income Funds may invest in collateralized debt obligations, which are a category of asset-backed securities that include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similar structures.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to fees and expenses of the Fund.

As with other asset-backed securities, CDOs typically issue multiple classes of securities which participate in varying degrees in the gains and losses associated with the assets held by the trust. CDO securities can experience substantial losses due to defaults or market anticipation of increased levels of default in the underlying collateral. Holders of some CDO securities may have a greater risk of loss than would a holder of the underlying collateral. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CDOs are privately offered and sold and are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. To the extent any of the CDOs in which the Funds invest are registered under Section 3(c)(1) or Section 3(c)(7), the investment in the securities will be within the limits permitted by Section 12(d)(1).

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Convertible Securities

The Funds may invest in convertible securities. A convertible security is a bond which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock.) The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the insurer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Corporate Debt Obligations

The Funds, to the extent permitted by the Prospectus, may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Credit Ratings

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Adviser will also monitor issuers of such securities. A summary of credit ratings is set forth in the appendix.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of the Adviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Cyber-Security Risk

With the increased use of technologies such as mobile devices and web-based or “cloud” applications, and the dependence on the Internet and computer systems to perform necessary business functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber -attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks may involve among other things, infection by computer viruses or other malicious software code or unauthorized access to digital information systems, networks or devices used directly or indirectly by the Funds or their service providers through “hacking”, “phishing”, or other means, in each case for the purpose of misappropriating assets or sensitive information, stealing or corrupting data maintained

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online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, custodians, transfer agent, and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds also may incur substantial costs for cyber-security risk management in order to guard against any cyber incidents in the future. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber-security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it may segregate assets, determined to be liquid by the Adviser in accordance with established procedures in an amount sufficient to meet such commitments.

Each Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Under the SEC’s rule applicable to the Fund’s use of derivatives, delayed funding loans are not derivatives transactions. A Fund will only enter into such agreements if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

Depositary Receipts

The Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. For purposes of a Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in equity securities of the foreign issuers into which they may be converted. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs in registered form are designed for use in the U.S. securities markets, and EDRs in bearer form are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged. However, investing in Depositary Receipts presents additional risks that may not be the same as the risks inherent in holding the equivalent shares of the same companies that are traded in the local markets. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. A Fund may be required to pay foreign withholding or other taxes on certain Depositary Receipts that it owns, but investors are generally not expected to be able to deduct their pro rata shares of such taxes in computing their taxable income or to claim their pro rata shares of such taxes as a credit against their U.S. federal income tax liability.

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Depositary Receipts may be sponsored by foreign issuers or may be unsponsored. Unsponsored Depositary Receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.

Derivative Instruments

A variety of derivative investment products (“financial instruments”) are available in the financial markets, including put and call options on securities, indexes and currencies; financial and commodity futures contracts and options on futures contracts; swaps and options on such agreements; structured notes; and various hybrid instruments. The Adviser has not used such financial instruments, except for participatory notes, in the past in managing securities portfolios, but will continue to evaluate the potential benefits of using them and may use them in managing funds.

Each Fund may purchase and sell (write) put and call options on securities, securities indexes, and foreign currencies, and may enter into interest rate, index, and foreign currency, futures contracts and purchase and sell options on such futures contracts (“futures options”). These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of a Fund’s overall investment strategy. Each Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Each Fund also may enter into swaps with respect to interest rates, securities indexes, credit default situations, and foreign currencies. Each Fund may also invest in structured notes. If other types of financial instruments, including other types of swaps, options, futures contracts, or futures options are traded in the future, each Fund may also use those instruments, provided that the Adviser determines that their use is consistent with the Fund’s investment objective.

The use of such financial instruments is limited by applicable law and any applicable regulations of the U.S. Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some financial instruments may be traded.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), have changed many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and security-based swaps (e.g., swaps on single securities, single loans and narrow-based securities indexes) by the SEC. Under Dodd-Frank, the CFTC and the SEC are adopting and implementing regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution of advisory activities in the markets for swaps and security-based swaps.

Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaces prior SEC and staff guidance with an updated comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. As of the date of this SAI, each of the Funds qualifies as a limited derivatives user.

Complying with the Derivatives Rule may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit a Fund’s risk of loss. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Each Fund’s use of derivatives also may be affected by other applicable laws and regulations, including the laws and regulations of various non-U.S. jurisdictions. A Fund’s trading of derivatives also may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad.

The impact of these regulations may not be known for some time.

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The Funds might not employ any of the strategies in the derivatives instruments described above, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves special risks, including the following:

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Financial instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many financial instruments are complex, and successful use of them depends in part upon the Adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other asset. Even if the Adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A Fund may be required to post collateral or make margin payments when it takes positions in financial instruments. Assets that are used as margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the financial instrument is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are used as margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the financial instrument in question. If a Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A Fund’s ability to close out or unwind a position in a financial instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the financial instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a financial instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the financial instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the financial instrument.

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Certain financial instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the financial instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain financial instruments have the potential for unlimited loss, regardless of the size of the initial investment.

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Many financial instruments may be difficult to value or may be valued subjectively. Inaccurate or subjective valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Liquidity risk exists when a particular financial instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain financial instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

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Financial instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index, market or other asset, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain financial instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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In a cleared derivatives transaction, a Fund would be exposed to the risk of default on the obligations, or the insolvency, of the relevant clearinghouse. In addition, if a Fund has posted any margin to a broker that is a member of a clearinghouse with respect to a cleared derivatives transaction, the Fund would be exposed to the risk of default on the obligations, or the insolvency, of the broker through which it has entered into the transaction. Such losses, which could be substantial, may occur despite legal protections that are designed to protect customer assets in cleared derivatives transactions.

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Certain financial instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only or primarily through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Under Dodd-Frank, swaps that are required to be cleared must be traded on a CFTC-regulated swap execution facility or designated contract market that makes them available for trading. The transition from trading swaps bilaterally to trading them on such a facility or market may not result in swaps being easier to trade or value and may present certain execution risks if these facilities and markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of their terms. As a result, it is possible that a Fund may not be able to enter into swaps that fully meet its investment needs. In addition, it is possible that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

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Financial instruments involve operational risk. There may be incomplete or erroneous documentation, insufficient capacity or authority of a counterparty, issues with the legality or enforceability of a contract, inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of financial instruments involves transaction costs, which may be significant. Use of financial instruments also may increase the amount of taxable income to shareholders.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Liquidity Risk

Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal causing increased supply in the market due to selling activity. There can be diminished liquidity for certain equity securities as well. In such cases, a Fund, due to limitations on investments in

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illiquid securities and the difficulty in purchasing and selling such securities or instruments may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate equity or fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Foreign Currency Options

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options on securities on indexes.

Foreign Currency Transactions

Each Fund may enter into foreign currency transactions. Each Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts may be used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result. Forward currency contracts are considered derivatives. Accordingly, under the Derivatives Rule, a Fund’s obligations with respect to these instruments will depend on the Fund’s aggregate usage and exposure to derivatives.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, no fees or commissions are involved.

Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters

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into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds’ dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Government Obligations

The Fixed Income Funds may invest in foreign government obligations, which are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Foreign Investments

Each Fund’s Prospectus describes the extent to which a Fund may invest in securities of issuers organized or headquartered in foreign countries. Generally, such investments are likely to be made in issues in the developed markets of Europe, Asia and North America, as well as emerging markets (including frontier markets) deemed to be suitable by the Adviser. A Fund may make foreign investments in issuers organized or headquartered in emerging countries. A Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund’s investment objective and policies.

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities including, but not limited to, the following:

Political, Geopolitical and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; terrorism; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict.

Recently, the Israel-Hamas war has resulted in significant loss of life and increased volatility in the Middle East, and there is a risk that the war could worsen or spread within the region. The extent, duration, and impact of wars, international conflicts, and related sanctions and retaliatory actions are impossible to predict, but could be significant and have severe adverse effects on the region, including regional economies, the global economy, and the markets for certain securities and commodities.

Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. In February 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial

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Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022. The United States, the European Union, the United Kingdom, and their global allies may impose additional sanctions or other intergovernmental actions against Russia in the future, but Russia may respond in kind by imposing retaliatory economic sanctions or countermeasures. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and, after a transition period, the UK left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the relationship between the UK and EU with respect to trading goods and services, but certain aspects of the relationship remain unresolved and subject to further negotiation and agreement. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Geographic Concentration and Country Risk. A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Emerging Markets Investments. Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have more government exchange controls, more volatile interest or currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed markets are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. The PCAOB’s limited ability to oversee the operations of accounting firms in such countries means that inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact a Fund’s investments in such companies. Emerging market countries may also have currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities and a lack of a banking and securities infrastructure to handle such trading, and less liquid securities markets. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. A Fund’s rights with respect to its investments in emerging markets, if

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any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect a Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for a Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

A Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. In a VIE structure, a China-based operating company will establish an entity outside of China that will enter into service and other contracts with the China-based operating company. Shares of the entities established outside of China are often listed and traded on an exchange. Non-Chinese investors (such as the Fund) hold equity interests in the entities established outside of China rather than directly in the China-based operating companies. This arrangement allows U.S. investors to obtain economic exposure to the China-based operating company through contractual means rather than through formal equity ownership. An investment in a VIE structure subjects the Fund to the risks associated with the underlying China-based operating company. In addition, the Fund may be exposed to certain associated risks, including the risks that the Chinese government could subject the China-based operating company to penalties, revocation of business and operating licenses or forfeiture of ownership interests; the Chinese government may outlaw the VIE structure; the contracts underlying the VIE structure may not be enforced by Chinese courts; and shareholders of the China-based operating company may leverage the VIE structure to their benefit and to the detriment of the investors in the VIE structure. If any of these actions were to occur, a Fund could suffer a permanent loss of its investment.

In addition, there may be restrictions on imports from certain countries, such as Russia, and dealings with certain state-sponsored entities. For example, following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering into transactions with the Central Bank of Russia, and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in emerging market securities. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, a Fund may incur losses.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may affect the Fund’s ability to purchase or sell securities at a favorable price.

Currency Fluctuations. To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Market Characteristics. Foreign securities in which a Fund invests will be purchased on foreign over-the-counter markets or on foreign securities exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets may be less liquid and more volatile than U.S. securities markets. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile, than comparable investments in securities in U.S. companies. A Fund is subject to the risk that, because there are generally fewer investors

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on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of a Fund’s portfolio positions may also be adversely impacted by delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal, Regulatory, and Taxation Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States. In addition, foreign markets for derivatives may be subject to less supervision, may provide less disclosure, and may present different or greater operational, custody, counterparty, and other risks than the markets for derivatives in the United States. Furthermore, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts. The holding of foreign securities may be limited by the Funds to avoid investments in certain Passive Foreign Investment Companies (“PFICs”). A Fund’s investments in PFICs may subject it to complex tax rules and result in unfavorable tax costs.

Futures Contracts and Options on Futures Contracts

Each Fund may invest in futures contracts and futures options with respect to, but not limited to, interest rates, security indexes and currencies. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. The Adviser believes that a public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

Each Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

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Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs also affect the gain or loss.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Futures and futures options are derivatives. Accordingly, under the Derivatives Rule, a Fund’s obligations with respect to these instruments will depend on the Fund’s aggregate usage and exposure to derivatives. The requirements for qualification as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. The use of futures contracts and futures options involves a number of risks. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements between the hedging instrument and the instrument being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent, however, that a municipal bond fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of a Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist for any derivative.

Additional Risks of Foreign Derivatives. Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and

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economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

High Yield Bonds

Each Fund may invest in high yield bonds. Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities.

Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates, and the yields and market values of such securities fluctuate over time reflecting the market’s perception of credit quality and the outlook for economic growth. However, high yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates and adverse issuer-specific developments. In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The risk of loss because of default by issuers of high yield securities is significantly greater because medium and lower-rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. Their value and liquidity may also be diminished by adverse publicity and investor perceptions. Also, legislative and regulatory developments may have an adverse effect on the market value of these securities.

Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities. Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining the Fund’s net asset value. Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither such event will require sale of the securities by the Fund, although the Adviser will consider the event in determining whether the Fund should continue to hold the security.

Hybrid Instruments

Each Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, each Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

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Illiquid and Restricted Securities

The Trust has implemented a Liquidity Risk Management Program and related procedures to identify illiquid investments pursuant to Rule 22e-4. Each Fund may hold up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. As required by law, the Funds have adopted a liquidity risk management program to assist in the analysis and monitoring of liquidity in each Fund’s portfolio.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Fund may incur significant additional costs in disposing of illiquid securities.

Illiquid securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933 (the “1933 Act”) and which the Adviser has determined to be liquid based on the applicable trading markets. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices. In recent years, a large institutional market has also developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.

The fact that there are contractual or legal restrictions on resale of an investment to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with its Liquidity Risk Management Program, the Board has appointed the Adviser as its program administrator and the Adviser is responsible for the function of making day-to-day determinations of liquidity for the Funds. In accordance with guidelines established by the Board, the Adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features); (5) the likelihood of continued marketability and credit quantity of the issuer, and (6) whether a reasonable portion of the holding can be sold in seven days or less without the sale significantly changing the market value of the investment.

Inflation-Indexed Securities

The Fixed Income Funds may invest in inflation-indexed fixed income securities, which are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations. The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

As an example, a Fund may invest in U.S. Treasury Inflation Protected Securities (“TIPS”). Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (“CPI”)). The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

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The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. There can be no assurance that investments in IPOs will improve a Fund’s performance.

Loan Participations and Assignments

The Fixed Income Funds may purchase participations in and assignments of commercial loans. Such loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. Such indebtedness may be secured or unsecured and may be senior or subordinate to other obligations of the borrower. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

By purchasing a participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan. The loan is administered by an agent bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely upon the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When a Fund purchases a loan assignment, the Fund acquires direct rights against the borrower on the loan. However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchase of an assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the assignment.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. Changes in market interest rates may cause a decline in the value of these investments. Other factors, such as rating downgrades, credit deterioration, large downward movements in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.

Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. If the terms of a senior loan do not require the borrower to pledge additional

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collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. In the event of bankruptcy of the borrower, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. To the extent that a senior loan is collateralized by stock of the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

When purchasing loan participations, a Fund assumes not only the credit risk associated with the corporate borrower but may also assume the credit risk associated with an interposed bank or other financial intermediary. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. The participation interests in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely upon the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of such limits, the Funds generally will treat the corporate borrower as the “issuer” of indebtedness held by the Funds. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. The Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitations on illiquid investments. Investments in loan participation or loan assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Funds.

Mortgage-Related Securities

The Fixed Income Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to U.S. or foreign residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities. Different types of these derivative securities are subject to different combinations of prepayment, extension, interest rate and other market risks.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

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Although the underlying mortgage loans in a pool may have maturities of up to 30 years or longer, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Mortgage loan repayments may also be adversely affected by matters such as a general economic downturn, high unemployment, a general slowdown in the real estate market, and a drop in the market prices of real estate. Prepayment rates of individual pools may vary widely. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. However, there can be no assurance that private insurers or guarantors will meet their obligations. In addition, the Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Adviser determines that the securities meet the Funds’ quality standards.

U.S. Mortgage Pass-Through Securities. The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Other government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

Since 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Private Mortgage Pass-Through Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

Mortgage-related securities issued by certain private organizations may be offered through private placements that are restricted as to further sale, and there may be a limited market for such securities, especially where there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. A Fund will not purchase mortgage-related securities that are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

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In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans). For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations (“CMOs”). The Fixed Income Funds may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the earlier classes have been retired. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

Like other privately issued mortgage-related securities, there may be a limited market for CMOs, which therefore may be difficult to value. A Fund will not purchase mortgage-related securities that are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Foreign Mortgage-Related Securities. The Fixed Income Funds may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

Commercial Mortgage-Backed Securities. The Fixed Income Funds may invest in commercial mortgage-backed securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage backed is relatively small compared to the market for residential single-family mortgage-backed securities. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically depends upon the cash flow generated by the operation of the related real estate. As a result, changes in economic conditions may have a greater impact on commercial mortgage-backed securities than on residential mortgage-related securities.

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Stripped Mortgage-Backed Securities. The Fixed Income Funds may invest in stripped mortgage-backed securities, which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (or “PO”). The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgage-Backed Securities. The Fixed Income Funds may invest in adjustable rate mortgage-backed securities (sometimes referred to as “ARM securities”), which are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as “ARMs”). Because the interest rates on ARM securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities. ARMs generally specify that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower’s monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future payments. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property than conventional borrowers and may be more likely to default. ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease.

Other Mortgage-Related Securities. The Fixed Income Funds may invest in other mortgage-related securities. Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. These other mortgage-related securities may be debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Municipal Securities

The Fixed Income Funds may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes (“municipal securities”). In addition, the Fund may invest in issues of such entities that are taxable or not exempt from federal income taxes. Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal securities may be issued to refinance outstanding obligations, to raise funds for general operating expenses and lending to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations. They may also be issued to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide

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additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

A Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which a Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities. Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Zero Coupon Securities. Zero coupon securities are debt securities issued or sold at a discount from their face value. These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value. Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons. The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity. The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes. Even though income is accrued on a current basis, the Fund does not receive the income currently in cash. Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities. Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

Municipal Lease Obligations. Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. A Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Obligations. Short-term municipal obligations include the following:

•

Tax Anticipation Notes, which are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

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•

Revenue Anticipation Notes, which are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

•	Bond Anticipation Notes, which normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

•	Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Fund’s prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

The Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank. Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest. In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution. Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Obligations with Puts Attached. The Fixed Income Funds may invest in obligations with puts attached. Obligations with puts attached are long-term fixed rate municipal debt obligations which may be coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value. These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The financial institution granting the option does not provide credit enhancement. If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically. The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided. In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the municipal securities held in its portfolios. Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date. The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Private Activity and Industrial Development Bonds. The Funds may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. They are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by the entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured. Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity. The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

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Options on Securities and Indexes

Each Fund may purchase and sell both put and call options on securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

Each Fund will write call options and put options only if they are “covered.” A call option on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with established procedures in such amount are segregated). A call option on an index is covered if a Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with established procedures.

A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Adviser in accordance with established procedures equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with established procedures.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Before an exchange traded option is exercised or expired, it may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration date). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. Transactions in options on securities and on indexes are subject to a number of risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Other Asset-Backed Securities

The Fixed Income Funds may invest in asset-backed securities. Asset-backed securities, unrelated to mortgage loans, represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as loans or receivables due from a number of different parties. These receivables can include but are not limited to credit card receivables, retail automobile installment sales contracts, home equity loans and lines of credit, student loans, airplane leases, and other equipment leases. Payment of principal and interest on asset-backed securities may largely depend upon the cash flows generated by the assets backing the securities.

In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support, based on the underlying assets or credit enhancements provided by a third party. Credit support falls into two classes — liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are generally subject to the risks of the underlying assets and can be subject to certain additional risks including damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, and more rapid prepayment because of events affecting the collateral (such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates). If underlying obligations are repaid earlier than expected, the Fund may have to reinvest the proceeds from the securities at a lower interest rate.

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The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement. In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Subordinated Securities. The Fixed Income Funds may invest in securities which are subordinated to other securities in some manner as to the payment of principal and/or interest. In the case of securities issued by a trust, such as asset-backed and mortgage-backed securities, these securities may be subordinated to holders of more senior securities collateralized by the same pool of assets. Because holders of subordinate securities may have to absorb losses in greater proportion than holders of more senior securities, they may have greater risk than would holders of the underlying collateral. The holders of subordinated securities typically are compensated with a higher stated yield than are the holders of more senior securities in exchange for accepting greater risk. As a result, rating agencies tend to assign lower ratings to subordinate securities than they do to senior securities of the same trust or issuer. The market for subordinate securities may be less liquid than is the case for more senior debt securities.

Other Investment Companies

Each Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by the Adviser. They may include shares of money market funds, exchange-traded funds (“ETFs”), closed-end investment companies, and PFICs.

Many ETFs are not actively managed. Typically, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. The Funds do not invest in actively managed ETFs.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Under the 1940 Act, a Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits in certain cases, including pursuant to other statutory exemptions and rules under the 1940 Act including Rule 12d1-4, if certain conditions are met.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

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Participatory Notes

The Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

Preferred Stock

The Funds may invest in preferred stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts

The Funds may invest in real estate investment trusts and similar entities (“REITs”). Equity REITs invest directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest in mortgages on real property and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of equity and mortgage REITs. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholder or unit holders at least 90% of its taxable income for each taxable year.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, variations in rental income and defaults by borrowers or tenants. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Redemption Risk

A Fund may experience periods of significant redemptions, particularly during periods of declining or illiquid markets, that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of Fund shares owned by separate Fund shareholders, including clients of the Adviser. In addition, redemption risk is heightened during periods of overall market turmoil. A large redemption by one or more shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.

Repurchase Agreements

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

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A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board of Trustees. The Adviser will review and monitor the creditworthiness of such institutions under the Board’s general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, the purchaser’s ability to sell the collateral might be restricted and the purchaser could suffer a loss if it were treated as an unsecured creditor. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

Reserves

Each Fund may establish and maintain reserves when the Adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

Reverse Repurchase Agreements

The Fixed Income Funds may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. Whenever a Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of the Derivatives Rule, including, as applicable, the VaR based limit on leverage risk. Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Adviser.

Securities Lending

To realize additional income, each Fund may lend securities with a value of up to 30% of its total assets to broker-dealers or institutional investors. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily. For the duration of the loan, the Fund will continue to receive the equivalent of the dividends or interest paid by the issuer on the securities loaned. A Fund may pay reasonable administrative and custodial fees in connection with a loan of securities. Each Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Adviser to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

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Short-Term Investments

The Funds may at times invest in short-term securities either for temporary, defensive purposes or as part of their overall investment strategies. These securities include U.S. dollar denominated bank certificates of deposit, bankers’ acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. A certificate of deposit is a short-term obligation of a commercial bank. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. All these obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by one of the nationally recognized rating services or, if unrated, is determined by the Adviser to be of comparable quality. The values of these investments may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

Cash management

Each Fund may hold cash pending investment or may invest in money market instruments for cash management purposes. The fund may invest in money market funds. The amount of assets a Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Structured Notes

Each Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Swaps and Options on Swaps

Each Fund may engage in swaps, including, but not limited to, swaps on interest rates, security indexes, specific securities, currencies and credit default and event-linked swaps. The Fund may also enter into options on swaps (“swap options”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Following the adoption and implementation of the Dodd-Frank Act, many categories of swaps (such as interest rate swaps, currency swaps, and swaps on broad-based securities indexes) are commodity interests subject to the jurisdiction of the CFTC If a Fund enters into such a swap, it may be considered a “commodity pool,” which in turn may trigger a requirement for the Adviser to register as a “commodity pool operator” (a “CPO”) with the CFTC absent the ability to rely on the exemption from CPO status provided by CFTC Regulation 4.5. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase ) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions).

Swaps on single securities, single loans, and narrow-based securities indexes – as well as some index credit default swaps – are known as “security-based swaps.” These instruments are subject to SEC, rather than CFTC, jurisdiction. Accordingly, a Fund would not be considered a commodity pool subject to CFTC jurisdiction as a result of entering into this type of swap.

Swaps bearing attributes of both CFTC-regulated swaps and security-based swaps are considered “mixed swaps.” Absent a determination to the contrary by the CFTC and the SEC, these instruments would generally be considered to be commodity interests. As a result, a Fund that enters into a mixed swap would be considered a commodity pool, which in turn may trigger a requirement for the Adviser to register as a CPO with the CFTC absent the ability to rely on the exemption from CPO status provided by Regulation 4.5.

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A Fund could be considered a “major swap participant” or a “major-security based swap participant” if its trading of swaps or security-based swaps exceeded certain tests specified in CFTC and SEC regulations that, generally speaking, measure swap counterparty exposure. Major swap participants and major security-based swap participants are subject to comprehensive requirements under CFTC and SEC regulations, respectively. Those requirements, if they were to apply to a Fund, would potentially have an adverse effect on a Fund’s ability to trade swaps and security-based swaps.

Swaps are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swaps include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Each Fund may enter into credit default swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive either the full notional value in exchange for the reference obligation or the difference in value between the full notional value and the reference obligation. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

Most swaps entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap will be accrued daily (offset against any amounts owed to the Fund) As a matter of operating policy, a Fund will limit its swaps, along with any other transactions that are considered commodity interests subject to CFTC jurisdiction, so that either: (a) the aggregate initial margin or premium required to establish those positions does not exceed 5% of the Fund’s net assets; or (b) the aggregate net notional value of those positions does not exceed 100% of the Fund’s net assets. For this purpose, the caps, collars, and floors described above are considered swaps.

Swaps involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swaps, they may be difficult to trade or value, especially in the event of market disruptions. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

Whether a Fund’s use of swaps or swap options will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swaps may be considered to be illiquid depending on the underlying circumstances. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Each Fund will enter into swaps only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Derivatives Rule and by the Code may limit the Fund’s ability to use swaps. It is possible that developments in the swaps market, including regulations being implemented under the Dodd-Frank Act, could adversely affect a Fund’s ability to terminate existing swaps or to realize amounts to be received under such agreements.

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Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Swaps and security-based swaps are subject to a comprehensive regulatory regime under the Dodd-Frank Act that is being implemented by the CFTC and the SEC. Many aspects of this regime have yet to be finalized, so their overall effect on a Fund remains uncertain. One key aspect of these regulations will be to provide for the centralized clearing of several categories of swaps. Centralized clearing may reduce some risks associated with bilateral trading – like counterparty and credit risks – but may present other risks, like risks associated with the failure of the member firm through which swaps are submitted for clearing. Centrally-cleared swaps will generally be required to be executed on a designated contract market or a swap execution facility, and the clearing organizations for those transactions may impose initial and variation margin requirements. Swaps that are uncleared may be subject to margin requirements imposed by regulation. A swap counterparty will have certain recordkeeping requirements regarding its swaps, and information about those transactions may be required to be reported and made publicly available. These new requirements will impose additional costs on entering into swaps, the full scope of which will remain unknown until the regulations are fully implemented.

Trust Preferred Securities

The Funds may invest in trust-preferred securities, which share characteristics of preferred stock, corporate debt, and asset-backed securities. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities. If no interest is paid on the underlying debt securities, the trust will not make interest payments to holders of its preferred securities. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason the market may effectively treat trust preferred securities as subordinate corporate debt of the underlying issuer. Issuers of trust preferred securities receive favorable tax treatment. If the tax rules regarding trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to holders.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Treasury obligations differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association (d/b/a Fannie Mae) (“FNMA”), Federal Home Loan Mortgage Corporation (d/b/a Freddie Mac) (“FHLMC”), Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, Small Business Administration and Tennessee Valley Authority. Securities issued by these agencies and instrumentalities may have maturities from one day to 30 years or longer. Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some (such as those of the Federal Home Loan Banks) are backed by the right of the issuer to borrow from the Treasury; others (such as those of FNMA) are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; and others (such as those of FHLMC) are supported only by the credit of the instrumentality.

U.S. government securities also include securities issued by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.

A guarantee of principal by an agency or instrumentality may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to its maturity. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. No government agency or instrumentality guarantees the market value of the securities it issues, and such market value will fluctuate in response to changes in interest rates.

In 2008, the FHFA was appointed as the conservator of FHLMC and FNMA for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the

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conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Variable Rate and Floating Rate Demand Notes

The Fixed Income Funds may invest in variable and floating rate demand notes. Variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders.

The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. The Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Warrants

The Funds may invest in warrants. A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

When-Issued Securities

Each Fund may from time to time purchase securities on a “when-issued,” delayed delivery or forward commitment basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction.

With to be announced (TBA) transactions, the particular securities to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. Should market values of the Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the Fund may sell such securities.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Each Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

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Under the Derivatives Rule, when issued, forward-settling and non-standard settlement cycle securities, as well as TBAs, will be treated as derivatives unless the Fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

INVESTMENT RESTRICTIONS

Fundamental Policies: The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for each Fund.

1. A Fund may not issue any class of securities which is senior to a Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2. A Fund may borrow money to the extent permitted by applicable law from time to time.

3. A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4. A Fund may not purchase any security if as a result 25% or more of a Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries (for purposes of this restriction, bank loans and loan participations will be considered investments in the industry of the underlying borrower, investment companies are not considered to constitute an industry, and derivatives counterparties are not considered to be part of any industry).

5. A Fund may make loans, including to affiliated investment companies, except to the extent a Fund is prohibited from doing so by applicable law. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. A Fund may purchase debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6. A Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7. A Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. A Fund may (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

8. No Fund may make investments for the purpose of exercising control or management.

9. No Fund may invest in oil and gas limited partnerships or oil, gas or mineral leases.

For purposes of applying the terms of the Funds’ fundamental policy number 4, the Adviser will, on behalf of the Funds, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, the Funds consider an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Funds take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. However, the Funds do look through each mortgage-backed and asset-backed security to examine the security’s underlying collateral to determine and monitor industry exposure.

For purposes of the Funds’ policies (including the fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

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The International Equity Fund, the Global Equity Fund, the Emerging Markets Value Fund, the International Small Cap Fund, and the Small Cap Value Fund may not:

1.	Make short sales of securities or maintain a short position, except for short sales against the box;

2.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; or

3.

Write put or call options, except that the Fund may (a) write covered call options on individual securities and on stock indices; (b) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (c) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus, including the explanatory notes included above under the heading “Investment Restrictions — Fundamental Policies” are not fundamental and may be changed by approval of the Trustees without notice to or approval by the shareholders.

Other Information Regarding Investment Restrictions and Policies:

All percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Funds’ limitations or requirements. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

It is contrary to the current policy of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of a Fund’s net assets in securities which are determined to be illiquid by the Funds’ Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as the Adviser) in accordance with procedures adopted by the Board.

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, each Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Illiquid investments are generally investments that the Funds cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. A Fund will not invest more than 15% of its net assets in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in a Fund’s investments.

Restrictions Pursuant to Applicable Law

The Trust is registered under the 1940 Act as an investment company and the Funds seek to qualify and be eligible for treatment each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”).

Compliance with the requirements of the 1940 Act and other applicable law as well as the Funds’ desire to qualify and be eligible for treatment each year as a RIC may limit the Funds’ ability to achieve its investment objective, including by, among other things, limiting the types of investments it may make or hold from time to time and the counterparties with which the Funds may trade. Other accounts managed by the Adviser may invest and perform differently because they may not be subject to the same laws and restrictions as the Funds.

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DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR, the Funds make their full portfolio holdings publicly available to shareholders on a semi-annual basis. The Funds normally make such filings on or around the sixtieth day following the end of the Funds’ second and fourth fiscal quarters. The Fund transmits its complete portfolio schedules as of the end of the second and fourth fiscal quarters to shareholders in the Fund’s semi-annual and annual reports.

In addition to filings made with the SEC, the Funds intend to make their full portfolio holdings as of the end of each calendar quarter available on the Funds’ website at www.brandesfunds.com, generally no later than thirty calendar days after the end of each calendar quarter.

To the extent that the Funds’ portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.

On a quarterly basis, the complete schedule of the Funds’ portfolio holdings will be filed with the SEC on Form N-PORT and made publicly available. These schedules are available on the SEC website at www.sec.gov and on the Fund’s website at www.brandesfunds.com.

Policies and Procedures. The Trust has adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings. The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except that information about portfolio holdings may be available to such third parties: (i) by providing a copy of the Funds’ latest annual or semi-annual report or the Funds’ latest Form N-PORT; (ii) in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or (iii) when the Funds have a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Funds’ Chief Compliance Officer (“CCO”), who will review the arrangement together with the Funds’ President to determine (i) whether the arrangement has a legitimate business purpose, (ii) whether the arrangement is in the best interests of the Funds’ shareholders, (iii) whether the information will be kept confidential, (iv) whether sufficient protections are in place to guard against personal trading based on the information, and (v) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Funds’ investment adviser, or any affiliated person of the Funds or the investment adviser. Such disclosures of portfolio holdings information shall be authorized in writing by the Funds’ CCO and President and shall be reported periodically to the Board by the Funds’ CCO. In no event shall such information be disclosed for compensation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser, disclosure to a performance reporting bureau or to a rating agency for use in developing a rating. Examples of instances in which selective disclosure is not appropriate include disclosure to assist a party in deciding when to buy or sell or hedge a position in the Funds or in securities held or under consideration for purchase by the Funds.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

Board Leadership Structure. The Board of Trustees consists of four Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. Lloyd Wennlund, is an Independent Trustee. The Chairman presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Fund and may also hold special meetings to address matters arising between regular meetings. Such meetings may be held in-person, by video conference, or by telephone.

The Board of Trustees has established two standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee and the Governance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

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The Board plans to review its leadership structure periodically and has determined that its leadership structure, including Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Adviser and Administrator in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board is conducted through the Committees, the asset classes in which the Funds invest, and the management and other service arrangements of the Funds. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Risk Oversight. The Funds have retained the Adviser to provide investment advisory services, and the Adviser is immediately responsible for the management of risks that may arise from the Funds’ investments. The Board oversees the performance of these functions by the Adviser. The Board expects to receive from the Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives from the Adviser and Administrator reports regarding the sale of the Funds’ shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead the Funds’ investment operations to receive reports regarding the portfolio management of the Funds, their performance, and their investment risks.

The Board has appointed a CCO. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (the “Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Trustees and executive officers of the Trust, their age, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables.

Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Datum One Series Trust c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, Attn: Board of Trustees, Datum One Series Trust.

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Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/ March, 2020 to present	Advisory Board Member, MGX Beverage Group, 2019 to present; Independent Contractor 2018 to present; Chief Financial Officer, Accretive Solutions, Inc, 2010 to 2018; Chief Operating Officer, Accretive Solutions, Inc, 2016 to 2018.	9	Amalgamated Financial Corporation and Amalgamated Bank, 2021 to present.

Patricia A. Weiland Year of Birth: 1959	Trustee	Indefinite/ March, 2020 to present	Consultant, PAW Consulting LLC, 2014 to present.	9	None.

Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/ March, 2020 to present	Independent Contractor, June 2017 to present; Executive Vice President, The Northern Trust Company, 1989 to 2017.	9	Calamos Funds (18 Funds), 2018 to present.

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Interested Trustee”):

Name, Address* and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ryan D. Burns*** Year of Birth: 1976	Trustee	Indefinite/ March, 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	9	None

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
**

Each of Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, Brandes Core Plus Fixed Income Fund, and Brandes Separately Managed Account Reserve Trust are expected to commence operations in connection with the Reorganization.

***

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

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Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address* and Year of Birth of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March, 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company 2007 to 2018.

Gregory T. Mino Year of Birth: 1971	Vice President	Indefinite / December, 2023 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2020 to Present; Nuveen Solutions Chief Operating Officer, Nuveen Services LLC, 2017 to 2019.

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/ August 2022 to present	Senior Principal Consultant, Foreside Fund Officer Services, LLC (doing business as ACA Group), 2016 to present.

Tracy L. Dotolo Year of Birth: 1976	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite/ March, 2020 to present	Senior Principal Consultant, Foreside Fund Officer Services, LLC (doing business as ACA Group), 2016 to present.

Matthew J. Broucek Year of Birth: 1988	Secretary	Indefinite/ February 2023 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2020 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to 2020; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2016 to 2018.

David P. Michalik Year of Birth: 1991	Assistant Secretary	Indefinite/ February 2023 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2022 to present; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to 2022; Associate Attorney, Leahy Eisenberg & Fraenkel, Ltd. 2017-2019.

*	Each Officer may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

Trustee Qualifications. The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees:

JoAnn Lilek – Ms. Lilek is an experienced corporate board director and executive for both public and private companies. She brings substantial experience in the financial services industry. She currently serves as a Qualified Audit Committee Financial Expert and audit committee chair of a publicly traded bank holding company.

Patricia Weiland – Ms. Weiland brings substantial experience in the financial services industry, having served as an executive officer to a financial services firm. She has experience with mutual funds, banking, wealth management, and trust services working in an executive capacity.

Lloyd Wennlund – Mr. Wennlund is a financial services executive with expertise in all aspects of asset management and broker-dealer functions. He brings extensive experience with respect to the operation of investment funds. He has served in key leadership roles, including as an independent director to a global asset management firm.

Interested Trustees:

Ryan Burns – Mr. Burns brings substantial experience in the financial services industry. He currently serves as the Head of Global Fund Services (Americas) for The Northern Trust Company.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on such person or on the Board of Trustees by reason thereof.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Trust and chaired by Ms. Lilek. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and the Adviser and its affiliates and the possible effect of those services on the independence of those accountants. During the fiscal year ended March 31, 2023 the Audit Committee held 2 meetings.

Governance Committee. The Governance Committee is composed of all of the Independent Trustees of the Trust and is responsible for oversight of the governance of the Fund. The Governance Committee will make nominations for independent trustee membership on the Board when necessary and consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A, review periodically Board governance practices and procedures and, as well as, the responsibilities and charters of each committee of the Board. Ms. Weiland serves as Chair of the Governance Committee. During the fiscal year ended March 31, 2023 the Governance Committee held 1 meeting.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust as of December 31, 2023, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

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Name of Trustee	Dollar Range of Equity Securities Owned in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
“Independent” Trustees
JoAnn Lilek	[ ]	[ ]
Patty Weiland	[ ]	[ ]
Lloyd Wennlund	[ ]	[ ]
“Interested” Trustees
Ryan Burns	[ ]	[ ]

To the Trust’s knowledge as of a recent date, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment Adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment Adviser or principal underwriter of the Trust.

Trustees’ Compensation

The Independent Trustees receive an annual retainer of $50,000 divided into four quarterly payments for their services as Independent Trustees of the Trust. The retainer includes six meetings per year, after six meetings the Independent Trustees are paid $2,500 for each additional meeting.

The following table sets forth the compensation paid to the Independent Trustees for the fiscal year ended March 31, 2023. The Trust has no retirement or pension plans. Trustees who are deemed “Interested Trustees” of the Trust and the officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Adviser, Northern Trust, Foreside, or its affiliates.

Name	Aggregate Compensation from the Funds(1)	Total Compensation from Trust
JoAnn Lilek (Independent Trustee)	$0	$50,000
Patty Weiland (Independent Trustee)	$0	$50,000
Lloyd Wennlund (Independent Trustee)	$0	$50,000
Ryan Burns (Interested Trustee)	$0	$0

(1)	Because the Funds had not yet commenced operations as of March 31, 2023, the Independent Trustees did not receive compensation from them during the last fiscal year.

PRINCIPAL HOLDERS OF SECURITIES

Shareholders who beneficially own more than 25% of the shares of a Fund are presumed to “control” the Fund as that term is defined under the 1940 Act. Persons controlling a Fund can affect the outcome of proposals submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Management Agreement with the Adviser. Because the Funds have not yet commenced operations as of the date of this SAI, there were no shareholders who beneficially or of record owned 5% or more of the outstanding shares of any class of the Fund. As of December 31, 2023, the persons listed below owned beneficially or of record 5% or more of a class of a Predecessor Fund’s outstanding shares.

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Fund/Class	Shareholder Name & Address	% held as of December 31, 2023
International Equity Fund – Class I Shares	National Financial Services Cust The Exclusive Benefit Of Our Customers(1) 499 Washington Blvd., Attn Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	24.98%

	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	22.02%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	10.40%

	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716	9.56%

	Wells Fargo Bank Special Custody Account The Exclusive Benefit Of Its Customers(1) 2801 Market Street Saint Louis, MO 63101	8.36%

	UBS WM USA(1) 1000 Harbor Blvd. Weehawken, NJ 07086	6.85%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	5.46%

International Equity Fund – Class A Shares	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	29.68%

	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	17.97%

	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	17.66%

	UBS WM USA(1) 1000 Harbor Blvd Weehawken, NJ 07086-6761	6.64%

	D A Davidson And Co Corddry Family Interests Ltd 8 Third St North Great Falls, MT 59401-3155	5.52%

International Equity Fund – Class C Shares	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	21.47%

40

Fund/Class	Shareholder Name & Address	% held as of December 31, 2023
	UBS WM USA(1) 1000 Harbor Blvd Weehawken, NJ 07086-6761	20.83%

	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	20.47%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	14.69%

	Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002	10.28%

International Equity Fund – Class R6 Shares	Reliance Trust Company FBO T. Rowe Price Retirement Plan Services Inc.(1) P.O. Box 78446 Atlanta, GA 30328	28.66%

	Matrix Trust Company Trustee FBO(1) Zimmer Gunsul Frasca Partnership 40 P.O. Box 52129 Phoenix, AZ 85072-2129	24.53%

	Empower Trust FBO Employee Benefits Clients 401K 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	10.46%

	FFB Registration Cash Account 5100 N Classen Blvd. Oklahoma City, OK 73118	9.30%

	National Financial Services Cust The Exclusive Benefit Of Our Customers(1) 499 Washington Blvd., Attn Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	7.16%

Global Equity Fund – Class I Shares	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	69.85%

	The Davis Trust #3 Glenn Carlson & Lynn Carlson TR 4275 Executive Square, 5th Floor La Jolla, CA 92037	9.19%

Global Equity Fund – Class A Shares	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	18.98%

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Fund/Class	Shareholder Name & Address	% held as of December 31, 2023
	LPL Financial FBO Customer Accounts 4707 Executive Drive San Diego, CA 92121-3091	18.34%

	UBS WM USA(1) 1000 Harbor Blvd Weehawken, NJ 07086-6761	15.76%

	Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002	9.15%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	8.67%

	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	8.51%

	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients(1) PO Box 2226 Omaha, NE 68103-2226	7.23%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	5.45%

Global Equity Fund – Class C Shares	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	30.57%

	LPL Financial FBO Customer Accounts(1) 4707 Executive Drive San Diego, CA 92121-3091	23.15%

	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	20.53%

	Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002	14.59%

	SEI Private Trust Company C O Gwp Us Advisors 1 Freedom Valley Drive Oaks, PA 19456	7.93%

Emerging Markets Value Fund – Class I Shares	National Financial Services Cust The Exclusive Benefit Of Our Customers(1) 499 Washington Blvd., Attn Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	24.38%

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Fund/Class	Shareholder Name & Address	% held as of December 31, 2023
	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	23.81%

	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	18.99%

	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	12.98%

	UBS WM USA(1) 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.33%

Emerging Markets Value Fund – Class A Shares	National Financial Services(1) 499 Washington Blvd Jersey City, NJ 07310-1995	66.99%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	5.38%

Emerging Markets Value Fund – Class C Shares	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	27.36%

	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	22.41%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	19.13%

	UBS WM USA(1) 1000 Harbor Blvd. Weehawken, NJ 07086-6761	10.44%

	Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002	6.80%

Emerging Markets Value Fund – Class R6 Shares	Jasco Co 800 Philadelphia Street Indiana, PA 15701	26.06%

	Wells Fargo Bank NA FBO ASPLUNDH C B JR -AGY PLEDGED SUB P.O. Box 1533 Minneapolis, MN 55480	15.97%

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Fund/Class	Shareholder Name & Address	% held as of December 31, 2023
	Wells Fargo Bank NA FBO Berger Ilene IMG - PLGD P.O. Box 1533 Minneapolis, MN 55480	9.02%

	Wells Fargo Bank NA FBO SCHRAMM ROGER REV LV TR-AGY-MAIN P.O. Box 1533 Minneapolis, MN 55480	6.88%

	Wells Fargo Bank NA FBO DAVIS KATHRYN SEP PR TR-AGY PL-MAI P.O. Box 1533 Minneapolis, MN 55480	5.49%

International Small Cap Fund – Class A Shares	National Financial Services(1) 499 Washington Blvd. Jersey City, NJ 07310-1995	38.39%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	26.06%

	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	13.05%

International Small Cap Fund – Class I Shares	City of Los Angeles Trst City of Los Angeles City Hall Employee Benefits Office City Hall Employee Benefits Office 200 North Spring Street, Room 867 Los Angeles, CA 90012-3245	39.98%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	21.04%

	National Financial Services Cust The Exclusive Benefit Of Our Customers(1) 499 Washington Blvd., Attn Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	13.55%

	UBS WM USA(1) 1000 Harbor Blvd Weehawken, NJ 07086-6761	8.20%

International Small Cap Fund – Class C Shares	Morgan Stanley Cust The Exclusive Benefit Of Its Customers(1) 1 New York Plaza, Floor 12 New York, NY 10004-1901	27.38%

	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	17.65%

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Fund/Class	Shareholder Name & Address	% held as of December 31, 2023
	Charles Schwab & Co Inc. Special Custody A/C FBO Customers(1) 211 Main Street, ATTN Mutual Funds San Francisco, CA 94105	7.79%

	Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002	6.80%

International Small Cap Fund – Class R6 Shares	Ascensus Trust Company Cust H and M Metal Processing PO Box 10758 Fargo, ND 58106	35.06%

	National Financial Services Cust The Exclusive Benefit Of Our Customers(1) 499 Washington Blvd., Attn Mutual Funds Dept 4th Fl Jersey City, NJ 07310-1995	25.59%

	SEI Private Trust Company C/O Truist Bank 1 Freedom Valley Drive Attn: Mutual Fund Admin Oaks, PA 19456	22.11%

	Ascensus Trust Company Cust DRC Marketing Group Inc 401k PO Box 10758 Fargo, ND 58106	8.38%

Small Cap Fund – Class I Shares	Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002	45.05%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	36.55%

	Reliance Trust Company FBO T. Rowe Price Retirement Plan Services Inc.(1) P.O. Box 78446 Atlanta, GA 30328	6.45%

Small Cap Fund – Class A Shares	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	69.14%

	Pershing LLC(1) 1 Pershing Plaza Jersey City, NJ 07399-0002	14.39%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	10.81%

Small Cap Fund – Class R6 Shares	Mid Atlantic Trust Company FBO Spencer Research Inc 401k 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	65.61%

	Ascensus Trust Company FBO Max Arnold Sons LLC PO Box 10758 Fargo, ND 58106	19.24%

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Fund/Class	Shareholder Name & Address	% held as of December 31, 2023
	Ascensus Trust Company FBO Southern Colorado Clinic 401K PO Box 10758 Fargo, ND 58106	10.76%

Core Plus Fund – Class I Shares	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	41.94%

	The Davis Trust 3 Glenn Carlson and Lynne Carlson TR U A 4275 Executive Square, 5th Floor La Jolla, CA 92037	15.01%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	13.73%

	Charles Schwab & Co. Inc Special Custody A C FBO Customers(1) 211 Main Street Attn Mutual Funds San Francisco, CA 94105-1905	7.83%

	UBS WM USA Special Custody AC EBOC UBSFI(1) 1000 Harbor Blvd Weehawken, NJ 07086-6761	7.00%

Core Plus Fund – Class A Shares	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	79.91%

Core Plus Fund – Class R6 Shares	North Attleboro Retirement System 500 E Washington St, 2nd Floor North Attleboro, MA 02760	100.00%

SMART Fund	Wells Fargo Bank Special Custody Acct For the Exclusive Benefit of Customer(1) 2801 Market Street Saint Louis, MO 63103-2523	80.43%

(1)	These shareholders represent the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of any individual shareholder accounts.

As of [ ] the Trustees and officers of the Trust did not own any outstanding equity securities of the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of an Investment Management Agreement between the Trust and the Adviser with respect to the Funds (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Brandes Investment Partners L.P. (“Brandes” or the “Adviser”) serves as the Funds’ investment adviser and is responsible for managing, either directly or through others selected by it, the investments of the Funds. The Adviser’s principal business address is 4275 Executive Square, 5th Floor, La Jolla, California 92037.

Brandes Investment Partners, L.P. has been in business, through various predecessor entities, since 1974. As of December 31, 2023, the Adviser managed approximately $23.6 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.

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Investment Management Agreement. Under the Investment Management Agreement the Adviser, at its expense, provides the Funds with investment advisory and related services and, together with the Administrator (as defined below), advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the conduct of business of the Trust and the Funds, and in addition, at its expense, provides the Funds with certain services necessary for the operation of the Funds.

The Investment Management Agreement has been approved by the Board, including the “non-interested” Trustees and by the initial shareholder of the Funds.

Management Fees. Under the Investment Management Agreement, the Adviser is required to provide the Funds with a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents, in the Funds, in accordance with the investment objective, policies and restrictions of the Funds, and to determine, for the Funds, what securities and other investments shall be purchased, retained or sold, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the 1940 Act, and to such policies and instructions as the Trustees may from time to time establish. For the services provided to the Funds under the Investment Management Agreement, the Fund pays the Adviser a monthly fee based on a Fund’s average daily net assets as set forth below:

Fund	Annual Advisory Fee
International Equity Fund	[	]
Global Equity Fund	[	]
Emerging Markets Value Fund	[	]
International Small Cap Fund	[	]
Small Cap Value Fund	[	]
Core Plus Fixed Income Fund	[	]
SMART Fund	[	]

As the Funds are newly formed, such Funds did not pay any management fee amounts to the Adviser during the prior fiscal year.

The Investment Management Agreement will continue in effect for its initial term until the second anniversary of the date of effectiveness, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of each Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Investment Management Agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not less than 60 days’ written notice to the Adviser. In the event of its assignment, the Investment Management Agreement will terminate automatically.

The Adviser makes available to the Trust, without additional expense to the Trust, investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.

Under the Investment Management Agreement, the Adviser will pay all expenses incurred by it in connection with its activities. A Fund is responsible for all of its other expenses, which may include all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities and other investments for its own account. A Fund shall pay its pro rata share of expenses of

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its operation related to the following: all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any; all expenses in determination of daily price computations; all charges of legal counsel and of independent accountants; all compensation of independent Trustees and all expenses incurred in connection with their services to a Fund; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of a Fund or of the Board of Trustees; all expenses of shareholder meetings; all expenses of typesetting of each Fund’s prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other similar taxes; all expenses of printing and mailing certificates for shares of a Fund; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; all expenses of qualifying and maintaining qualification of shares of a Fund under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; and all expenses of maintaining the registration of the Trust under the 1933 Act and the 1940 Act.

The Investment Management Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder for any act or inaction of the Adviser relating to any event whatsoever, in the absence of bad faith, willful misfeasance or negligence, in the performance of, or the reckless disregard of, its duties or obligations.

Expense Limitations and Waivers. The Adviser has contractually agreed to waive its fees payable under the Investment Management Agreement (but not below zero) and/or reimburse the Funds for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that a Fund’s Total Annual Fund Operating Expenses (exclusive of acquired fund feeds and expenses, taxes, interest, brokerage commissions, expenses incurring in connection with any merger or reorganization or extraordinary expenses such as litigation) exceed the amounts shown below during each fiscal year for the respective class of a Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least [ , 2026] with respect to the Funds, and will automatically be extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust, or upon termination of the Investment Management Agreement.

Expense Caps
Fund	Class A		Class C		Class R6		Class I
International Equity Fund	[	]	[	]	[	]	[	]
Global Equity Fund	[	]	[	]	[	]	[	]
Emerging Markets Value Fund	[	]	[	]	[	]	[	]
International Small Cap Fund	[	]	[	]	[	]	[	]
Small Cap Value Fund	[	]	N/A		[	]	[	]
Core Plus Fund	[	]	N/A		[	]	[	]
SMART Fund	N/A		N/A		N/A		N/A

With respect to the SMART Fund, the Adviser receives no fee for its services and is responsible for payment of all operating expenses of the Fund other than extraordinary expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Adviser or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) amortization of organization costs. However, the Fund is an integral part of one or more “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund or the Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program, a portion of which is paid to the Adviser pursuant to one or more agreements between the Adviser and the sponsors.

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As the Funds are newly formed, the Adviser has not waived any fees payable under the Investment Management Agreement or reimbursed the Funds for any other expenses.

Advisory fees, waiver and expense reimbursements/(recoupment) for each of the Predecessor Fund for the last three fiscal years were as follows:

Fiscal year ended September 30, 2023:	Gross Advisory Fee	Advisory Fees Waived / Expenses Reimbursed	Advisory Fees Recouped	Net Advisory Fees Paid
International Equity Fund	$4,470,874	$471,697	$0	$3,999,177
Global Equity Fund	$335,464	$89,159	$0	$246,305
Emerging Markets Value Fund	$6,489,238	$138,307	$0	$6,350,931
International Small Cap Fund	$2,801,342	$23,094	$8,878	$2,787,126
Small Cap Value Fund	$49,048	$111,993	$0	$(62,945)
Core Plus Fund(2)	$218,375	$223,825	$0	$(5,450)
SMART Fund(1)	N/A	N/A	N/A	N/A

Fiscal year ended September 30, 2022:	Gross Advisory Fee	Advisory Fees Waived / Expenses Reimbursed	Advisory Fees Recouped	Net Advisory Fees Paid
International Equity Fund	$4,680,487	$440,163	$0	$4,240,324
Global Equity Fund	$364,405	$96,460	$0	$267,945
Emerging Markets Value Fund	$9,724,487	$141,386	$36,235	$9,619,336
International Small Cap Fund	$3,151,100	$25,089	$0	$3,126,011
Small Cap Value Fund	$27,436	$132,843	$0	$(105,407)
Core Plus Fund(2)	$242,426	$245,996	$0	$(3,570)
SMART Fund(1)	N/A	N/A	N/A	N/A

Fiscal year ended September 30, 2021:	Gross Advisory Fee	Advisory Fees Waived / Expenses Reimbursed	Advisory Fees Recouped	Net Advisory Fees Paid
International Equity Fund	$4,522,555	$311,474	$0	$4,211,081
Global Equity Fund	$327,750	$78,902	$3,166	$252,014
Emerging Markets Value Fund	$12,402,979	$56,334	$216,384	$12,563,029
International Small Cap Fund	$3,713,667	$8,859	$14,808	$3,719,616
Small Cap Value Fund	$12,689	$100,743	$0	$(88,054)
Core Plus Fund(2)	$282,166	$256,682	$0	$25,484
SMART Fund(1)	N/A	N/A	N/A	N/A

(1)	Pursuant to the Advisory Agreement between the Adviser and the Predecessor Funds, the Adviser received no fee for its services with respect to the SMART Fund.
(2)

The Adviser had contractually agreed to limit the Management Fee of each share class of the Predecessor Core Plus Fund to 0.30% pursuant to an Investment Advisory Fee Waiver Agreement between the Adviser and the Predecessor Core Plus Fund..

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Portfolio Managers

The following includes information regarding the Funds’ portfolio managers and the accounts managed by each of them as of the dates indicated.

International Equity Fund

Investment decisions with respect to the International Equity Fund are the responsibility of the Adviser’s International Large Cap Investment Committee (“International Large Cap Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Adviser. The voting members of the International Large Cap Committee are listed below. As an oversight function, the Adviser also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the International Large Cap Committee. Messrs. Brent V. Woods, Jeffrey Germain, Shingo Omura and Luiz G. Sauerbronn and Ms. Amelia Maccoun Morris are members of the International Large Cap Committee. The following tables provide information regarding other accounts managed by the members of the Adviser’s International Large Cap Committee as of September 30, 2023.

Jeffrey Germain, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$659	0	$0
Other Pooled Investment Vehicles	11	$1,099	0	$0
Other Accounts	226	$6,647	5	$1,118

Amelia Morris, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$659	0	$0
Other Pooled Investment Vehicles	11	$1,099	0	$0
Other Accounts	226	$6,647	5	$1,118

Shingo Omura, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$659	0	$0
Other Pooled Investment Vehicles	11	$1,099	0	$0
Other Accounts	239	$6,647	5	$1,118

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Luiz G. Sauerbronn

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	$1,006	0	$0
Other Pooled Investment Vehicles	19	$2,268	0	$0
Other Accounts	240	$8,016	5	$1,118

Brent V. Woods, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$659	0	$0
Other Pooled Investment Vehicles	11	$1,099	0	$0
Other Accounts	226	$6,647	5	$1,118

Global Equity Fund

Investment decisions with respect to the Global Equity Fund are the joint responsibility of the Adviser’s Global Large Cap Investment Committee (“Global Large Cap Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Adviser. The voting members of the Global Large Cap Committee are listed below. As an oversight function, the Adviser also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Global Large Cap Committee. Messrs. Brent Fredberg, Ted Kim, Kenneth Little and Brian A. Matthews are members of the Global Large Cap Committee. The following tables provide information regarding other accounts managed by the members of the Adviser’s Global Large Cap Committee as of September 30, 2023.

Brent Fredberg

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$42	0	$0
Other Pooled Investment Vehicles	10	$1,170	0	$0
Other Accounts	236	$4,916	5	$98

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Ted Kim, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$42	0	$0
Other Pooled Investment Vehicles	10	$1,170	0	$0
Other Accounts	236	$4,916	5	$98

Kenneth Little, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$42	0	$0
Other Pooled Investment Vehicles	10	$1,170	0	$0
Other Accounts	236	$4,916	5	$98

Brian A. Matthews, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$42	0	$0
Other Pooled Investment Vehicles	10	$1,170	0	$0
Other Accounts	236	$4,916	5	$98

Emerging Markets Value Fund

Investment decisions with respect to the Emerging Markets Value Fund are the responsibility of the Adviser’s Emerging Markets Investment Committee (“Emerging Markets Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Adviser. The voting members of the Emerging Markets Committee are listed below. As an oversight function, the Adviser also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Emerging Markets Committee. Messrs. Mauricio Abadia, Christopher J. Garrett, Louis Y. Lau and Gerardo Zamorano are members of the Emerging Markets Committee. The following tables provide information regarding other accounts managed by the members of the Adviser’s Emerging Markets Committee as of September 30, 2023.

Mauricio Abadia

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$677	0	$0
Other Pooled Investment Vehicles	7	$485	0	$0
Other Accounts	108	$1,345	1	$508

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Christopher J. Garrett, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$677	0	$0
Other Pooled Investment Vehicles	7	$485	0	$0
Other Accounts	108	$1,345	1	$508

Louis Y. Lau, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$677	0	$0
Other Pooled Investment Vehicles	7	$485	0	$0
Other Accounts	108	$1,345	1	$508

Gerardo Zamorano, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	1	$677	0	$0
Other Pooled Investment Vehicles	9	$648	0	$0
Other Accounts	108	$1,345	1	$508

International Small Cap Fund

Small Cap Value Fund

Investment decisions with respect to the International Small Cap Fund and the Small Cap Value Fund are the joint responsibility of the Adviser’s Small Cap Investment Committee (“Small Cap Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Adviser. The voting members of the Small Cap Committee are listed below. As an oversight function, the Adviser also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Small Cap Committee. Messrs. Mark Costa, Luiz Sauerbronn and Bryan Barrett and Ms. Yingbin Chen are members of the Small Cap Committee. The following tables provide information regarding other accounts managed by the members of the Adviser’s Small Cap Committee as of September 30, 2023.

Bryan Barrett, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	$347	0	$0
Other Pooled Investment Vehicles	8	$1,169	0	$0
Other Accounts	14	$1,370	0	$0

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Yingbin Chen, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	$347	0	$0
Other Pooled Investment Vehicles	10	$1,332	0	$0
Other Accounts	14	$1,370	0	$0

Mark Costa, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	$347	0	$0
Other Pooled Investment Vehicles	8	$1,169	0	$0
Other Accounts	14	$1,370	0	$0

Luiz G. Sauerbronn

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	$1,006	0	$0
Other Pooled Investment Vehicles	19	$2,268	0	$0
Other Accounts	240	$8,016	5	$1,118

Core Plus Fund

SMART Fund

Investment decisions with respect to the Core Plus Fund and the SMART Fund are the responsibility of the Adviser’s Fixed Income Investment Committee (“Fixed Income Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Adviser. The voting members of the Fixed Income Committee are listed below. As an oversight function, the Adviser also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Fixed Income Committee. Messrs. Charles Gramling, David Gilson and Timothy Doyle are members of the Fixed Income Committee. The following tables provide information regarding other accounts managed by the members of the Adviser’s Fixed Income Committee as of September 30, 2023.

Charles Gramling, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	$74	0	$0
Other Pooled Investment Vehicles	3	$108	0	$0
Other Accounts	17	$692	0	$0

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David Gilson, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	$74	0	$0
Other Pooled Investment Vehicles	3	$108	0	$0
Other Accounts	17	$692	0	$0

Timothy Doyle, CFA

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	2	$74	0	$0
Other Pooled Investment Vehicles	3	$108	0	$0
Other Accounts	17	$692	0	$0

Compensation

The Adviser’s compensation structure for portfolio managers/analysts consists of: competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the Adviser’s equity through partnership or phantom equity.

The base salary for each of the portfolio managers is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals. Compensation is not based on the performance of the Fund or other accounts. There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Fund and the other accounts managed by the portfolio managers.

Ownership of Securities

The following table indicates for each Predecessor Fund the dollar range of shares beneficially owned by the Funds’ portfolio managers as of December 31, 2023.

Fund and Portfolio Manager	Investment Range
Brandes International Equity Fund
Jeffrey Germain	$100,001 to $500,000
Amelia Morris	$500,001 to $1,000,000
Shingo Omura	$100,001 to $500,000
Luiz Sauerbronn	$100,001 to $500,000
Brent Woods	Over $1,000,000
Brandes Global Equity Fund
Brent Fredberg	$100,001 to $500,000
Ted Kim	$100,001 to $500,000
Kenneth Little	$100,001 to $500,000
Brian Matthews	$100,001 to $500,000
Brandes Emerging Markets Value Fund
Mauricio Abadia	$50,001 to $100,000
Christopher Garrett	$50,001 to $100,000
Louis Lau	$100,001 to $500,000
Gerardo Zamorano	$100,001 to $500,000
Brandes International Small Cap Equity Fund
Bryan Barrett	$100,001 to $500,000
Yingbin Chen	$100,001 to $500,000
Mark Costa	$100,001 to $500,000
Luiz Sauerbronn	$100,001 to $500,000

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Brandes Small Cap Value Fund
Bryan Barrett	$10,001 to $50,000
Yingbin Chen	$100,001 to $500,000
Mark Costa	$100,001 to $500,000
Luiz Sauerbronn	$100,001 to $500,000

No portfolio managers owned shares of the Predecessor Core Plus Fixed Income Fund or the SMART Fund as of December 31, 2023.

Material Conflicts of Interest That May Arise

The following summarizes the policies of the Adviser for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Adviser has adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Adviser seeks to manage such potential conflicts.

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by the Adviser. If one of the Adviser’s investment committees identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity with a single trade due to partial trade execution of a purchase or sale order across all eligible funds and other accounts. In order to address these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. For all client accounts, including the International, International Small Cap, Small Cap Value, and Global Emerging Markets Value Funds, that are able to participate in aggregated transactions, the Adviser utilizes a rotational equity client trading system to execute client transactions in order to provide, over the long-run, fair treatment for each account. For fixed income client accounts, including the Core Plus and SMART Funds, the Adviser generally uses a pro-rata allocation method, based on account market value.

Investment in the Fund. Members of the Adviser’s investment committees may invest in a fund or other accounts that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, the Adviser’s investment decision-making and trade allocation policies and methodologies as described above are designed to ensure that none of the Adviser’s clients are disadvantaged in the Adviser’s management of accounts.

Performance-Based Fees. For a small number of accounts, the Adviser may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Adviser with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where the Adviser might share in investment gains. In order to address these potential conflicts, the Adviser’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the Adviser’s clients are disadvantaged in the Adviser’s management of accounts.

Receipt of Research Benefits. The receipt of research in exchange for brokerage commissions creates conflicts of interest. The Adviser receives a benefit because it can, at no cost to the Adviser, supplement its own research and analysis activities, receive the views and information of individuals and research staff of other securities firms, and gain access to persons having special expertise on certain companies, industries, areas of the economy and market factors. The Adviser may have an incentive to select a broker-dealer based on a desire to receive research, rather than based on the Funds’ interest to receive most favorable execution. The Adviser does select broker-dealers based on their ability to provide quality executions and the Adviser’s belief that the research, information and other services provided by such broker-dealer may benefit client accounts including the Funds. Accordingly, the Fund may pay higher commissions if it determines in good faith the value of the brokerage and/or research services provided is reasonable in relation to another broker.

To address the conflict, the Adviser compares the brokerage commissions paid by comparable investors to determine the reasonableness of the brokerage commissions paid in connection with portfolio transactions. The Adviser will not enter into any agreement or understanding with any broker-dealer which would obligate the Adviser to direct a specific amount of brokerage transactions or commissions in return for such services.

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Compliance Program. Additionally, the Adviser’s internal controls are tested on a routine schedule as part of the Adviser’s compliance monitoring program. Many of the Adviser’s compliance policies and procedures, particularly those involving the greatest risk potential are reviewed on a regular basis firm-wide by committees that include representatives from various departments within the Adviser, including personnel who are responsible for carrying out the job functions covered by the specific policies and procedures; representatives of the Legal and Compliance department (including the Adviser’s CCO); representatives of operations; and other representatives of senior management.

The compliance committees meet on a periodic basis to review the applicable compliance policies and procedures, any suspected instances of non-compliance and discuss how the policy and procedures have worked and how they may be improved. The specific operations of the various compliance committees are set forth in the compliance policies for the particular program area. The compliance committees utilize a risk-based approach in reviewing the compliance policies and procedures.

Administrative Services

The Trust, on behalf of the Funds, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the “Administrator”), under which the Administrator provides fund accounting and administrative services necessary for the operation of the Funds. The Administrator also served as administrator to the Predecessor Funds. The Administrator provides the Funds with office space. The Fund Administration and Accounting Services Agreement is terminable by any party at the end of its initial term or thereafter, at any time, by either party upon at least ninety days prior written notice to the other party.

Under the Administration and Accounting Services Agreement, the Funds will pay the Administrator out of its assets an annual fee based on a Fund’s aggregate net assets. On the first $[ ] million, a [ ]% fee shall apply; on the next $[ ] million, a [ ]% fee shall apply; on the next $[ ] million, a [ ]% fee shall apply, and over $[ ] billion, a [ ]% fee shall apply. For the fiscal years ended September 30, 2023, 2022, and 2021, each Predecessor Fund paid the Administrator the following fees:

Fund	2023	2022	2021
International Equity Fund	$138,272	$144,459	$138,898
Global Equity Fund	$19,172	$21,653	$20,609
Emerging Markets Value Fund	$157,015	$234,808	$286,829
International Small Cap Fund	$73,450	$82,327	$94,278
Small Cap Value Fund	$11,097	$25,975	$12,368
Core Plus Fund	$23,427	$27,025	$28,967
SMART Fund(1)	N/A	N/A	N/A

(1)	Pursuant to the Administration Agreement with Fund Services for the Predecessor Fund, the Adviser paid all fees and reimbursable expenses with respect to the SMART Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Distribution Contract

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) under which Foreside Financial Services, LLC, an affiliate of Foreside Financial Group, LLC, dba ACA Group (“Distributor”), with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, as agent, distributes the shares of the Funds on a continuous basis. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of either Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to the Distributor for such distribution services[, except payments pursuant to the Trust’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, as described below]. However, the Adviser has entered into an agreement (the “Distribution Services Agreement”) with the Distributor under which it makes payments to the Distributor in consideration for certain distribution related services. The payments made by the Adviser to the Distributor under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify the Distributor against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by the Distributor, or those resulting from the willful misfeasance, bad faith or negligence of the Distributor, or the Distributor’s breach of confidentiality. The Distributor is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

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PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Funds, the primary consideration is to seek to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute portfolio transactions, subject to the direction and control of the Board.

For equity trading, the Adviser’s objective in selecting brokers and dealers when buying or selling securities for the Funds is to seek to obtain best execution. The execution price and brokerage commissions are two of the many important factors that the Adviser considers in seeking best execution.

The Adviser may also consider:

•	its ability to access global markets in real time for blocks of a particular stock;

•	its relationships with bulge-bracket and boutique brokerage firms;

•	the liquidity of the security being traded;

•	the market capitalization of the security being traded;

•	the potential for information leakage;

•	the different rules and regulations applicable in global markets;

•	market conditions at the time of the trade (both general conditions and conditions impacting the specific stock);

•	potential price movement in the security;

•	the use of limit orders and the likelihood of getting within the limit or missing the desired trade if the trading process takes too long;

•	its traders’ experience with Brandes securities;

•	timing of order generation and market hours (ability to trade during local market hours diminishes the exposure against price movement);

•

the nature of its investment committees’ desire (for example a desire for speed versus other factors, including concern with obtaining the stock within a price range for all accounts) to own the stock.

The Adviser believes broker selection is an integral component of best execution process. When selecting brokers, it considers the following:

•	its experience with the broker on prices and other results obtained in prior trading transactions;

•	the quality of the brokerage services provided to the Adviser;

•	the broker’s ability to source and access to liquidity in the stock;

•	the broker’s trading activity in a particular stock over a recent timeframe;

•	the research services (if any) provided by the broker-dealer for the benefit of the Adviser’s clients;

•	the speed and attention it receives from the broker which is evaluated, tracked and recorded via the bi-annual Trader Vote;

•	whether the brokerage firm can and will commit its capital (if the Adviser requests this) to obtain or dispose of the position;

•	any particular trading expertise of the firm in a particular sector, country or region;

•	any past issues it encountered when using a particular broker-dealer for similar trades.

The Adviser has procedures in place to monitor broker performance and execution.

The duty to seek best execution generally applies to all of the Funds’ portfolio transactions, including those relating to fixed-income securities. Certain factors outlined above with respect to the ability of a broker to provide best execution are also considered when the Adviser manages the fixed-income Funds. However, certain factors would not be considered with respect to a broker’s ability to provide best execution with respect to fixed-income securities, such as the Adviser’s knowledge of the negotiated commission rates currently available and other current transaction costs and the ability and willingness of a broker-dealer to facilitate transactions by acting as principal and utilizing its own capital to facilitate trades. These, and other similar considerations, are not applicable to the best execution analysis utilized in trading fixed-income securities due to the nature of fixed-income securities and the way such securities are traded.

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FINRA has adopted rules governing FINRA members’ execution of investment company portfolio transactions. These rules prohibit broker-dealers from selling the shares of, or acting as an underwriter for, any investment company if the broker-dealer knows or has reason to know that the investment company or its investment adviser or underwriter have directed brokerage arrangements in place that are intended to promote the sale of investment company securities. The Adviser does not consider whether a broker-dealer sells shares of the Fund when allocating the Fund’s brokerage.

When the Adviser executes portfolio transactions for the Funds and when it is consistent with its duty to seek best execution, the Adviser may execute securities transactions for the Funds with broker-dealers who provide the Adviser with research and brokerage products and services. When the Adviser receives research services from broker-dealers in connection with brokerage commissions generated with respect to client account including the funds, it receives a benefit in that it is not required to pay for from its own resources or produce on its own.

The research services may include tangible research products as well as access to analysts, companies, and traders. These services can be either proprietary or provided by a third party.

The brokerage commissions the Adviser uses to acquire research are known as “soft dollars.” The Adviser utilizes soft dollars in two ways:

•	Full service broker-dealers who provide research and trade execution services in exchange for brokerage commission generated by executing trades with that broker-dealer.

•

Full service broker-dealers who provide research and trade execution services and participate in client commission arrangements. In a client commission arrangement, the Adviser agrees with a broker effecting trades for its client accounts that a portion of the commissions paid by the accounts will be credited to purchase research services either from the executing broker or another research provider, as directed from time to time by the Adviser. Participating in CCAs enables the Adviser to consolidate payments for research services through one or more channels using accumulated client commissions and helps to facilitate the Adviser’s receipt of research services and ability to seek best execution in the trading process.

The Adviser makes investment decisions for the Funds independently from those of the Adviser’s other client accounts. Nevertheless, at times the same securities may be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seek to acquire or sell the same security at the same time, the Funds may not be able to acquire/sell as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If the Funds and one or more of such other client accounts simultaneously purchases or sells the same security, the Adviser allocates each day’s transactions in such security between the Funds and all such client accounts as it decides is fair, taking into account the amount being purchased or sold and other factors it deems relevant. In some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

During the fiscal years ended September 30, 2023, 2022, and 2021, the Predecessor Funds paid total brokerage commissions as follows:

Fund	2023	2022	2021
International Equity Fund(1)	$257,468	$324,199	$240,024
Global Equity Fund	$11,983	$7,993	$10,922
Emerging Markets Value Fund(1)	$622,134	$1,011,464	$803,298
International Small Cap Fund(1)	$220,685	$308,971	$203,049
Small Cap Value Fund(1)	$7,065	$8,598	$1,709
Core Plus Fund	$0	$0	$0
SMART Fund	$0	$0	$0

(1)	The variances in the brokerage commissions year over year were due to fluctuations in the volume of trading in the portfolio.

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For the fiscal year ended September 30, 2023, the Predecessor Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act. (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund’s most recent fiscal year).

Global Equity Fund

Broker-dealer	Amount
UBS Group AG Registered	$1,227,570

International Equity Fund

Broker-dealer	Amount
Mitsubishi UFJ Financial Group, Inc.	$11,190,122
UBS Group AG Registered	$14,329,038

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Net Asset Value

The net asset value per share of each Class of each of the Funds is calculated by adding the value of all portfolio securities and other assets of the Funds attributable to the Class, subtracting the liabilities of the Funds attributable to the Class, and dividing the result by the number of outstanding shares of such Class. Assets attributable to a Class consist of the consideration received upon the issuance of shares of the Class together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

Net asset value for purposes of pricing purchase and redemption orders is determined as of 4:00 p.m. Eastern time, the normal close of regular trading hours on the New York Stock Exchange, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open. Currently, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Funds use pricing services approved by the Board for purposes of valuing the assets held in the Funds. The following sets out the primary pricing methodology for each security type. The Funds value securities and other assets for which market quotations are not readily available at fair value as determined by the Advisor, as valuation designee, pursuant to policies and procedures approved by the Board.

•

Equity securities that are traded on a national or foreign securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the last bid and ask price.

•	Rights and warrants are valued at the last reported sale price on the exchange on which they are traded.

•

Over-the-counter (“OTC”) equity securities are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the last bid and ask price.

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•	Bonds, notes, debentures and other debt securities are valued using the evaluated price received from the pricing service.

•

Options are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the last bid and ask price on any of such exchanges on such day closest in time to the close of New York Stock Exchange.

•

Futures contracts and options are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the last bid and ask price on any of such exchanges on such day closest in time to the close of New York Stock Exchange.

Foreign securities markets normally complete trading well before the close of the New York Stock Exchange. In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated. Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange. The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 4:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate. In addition, the Board has approved the use of Interactive Data Pricing and Reference Data Fair Value Information Service (“IDC”) to assist in determining the fair value of the Fund’s foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchange no longer represent the amount that the Fund could expect to receive for the securities, IDC will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index.

The Funds value securities and other assets for which market quotations are not readily available at fair value as determined by the Advisor, as valuation designee, pursuant to policies and procedures approved by the Board. Fair values are determined by a valuation committee of the Advisor, in consultation with the Advisor’s portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security. All determinations of such committee are reviewed at the next meeting of the full Board.

Extraordinary Circumstances Affecting Redemptions.

Under the extraordinary circumstances discussed under Section 22(e) under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for any Fund. Generally, those extraordinary circumstances are when: (1) the New York Stock Exchange is closed or trading thereon is restricted; (2) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonable or practical; or (3) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates.

A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced based on the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

SHAREHOLDER SERVICE PLAN

The Trust has adopted a Shareholder Service Plan on behalf of certain Funds that allows a Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class C Shares of the Global Equity Fund, International Equity Fund, International Small Cap Fund and Emerging Markets Value Fund. Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares. The maximum annual shareholder servicing fees paid as a percentage of the average daily net assets of each Fund under the Shareholder Service Plan are as follows:

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Fund	Maximum Shareholder Servicing Fee Class C Shares
International Equity Fund	0.25%
Global Equity Fund	0.25%
Emerging Markets Value Fund	0.25%
International Small Cap Fund	0.25%
Small Cap Value Fund	N/A
Core Plus Fund	N/A
SMART Fund	N/A

For the fiscal year ended September 30, 2023 the Predecessor Funds paid the following in Shareholder Servicing Fees:

Fund	Shareholder Servicing Fee
International Equity Fund	$18,133
Global Equity Fund	$1,561
Emerging Markets Value Fund	$12,510
International Small Cap Fund	$8,166
Small Cap Value Fund	N/A
Core Plus Fund	N/A
SMART Fund	N/A

As authorized by the Shareholder Service Plan, each Fund may enter into a Shareholder Service Agreement with a service provider pursuant to which the service provider agrees to provide certain shareholder support services to its customers who own Class C shares of the Fund. Such shareholder support services may include, but are not limited to: (1) maintaining shareholder accounts; (2) providing information periodically to shareholders showing their positions in shares; (3) arranging for bank wires; (4) responding to shareholder inquiries relating to the services performed by the service provider; (5) responding to inquiries from shareholders concerning their investments in shares; (6) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (7) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (8) assisting shareholders in changing dividend options, account designations, and addresses; (9) providing sub-accounting with respect to shares beneficially owned by shareholders; (10) processing dividend payments from the Fund on behalf of shareholders; and (11) providing such other similar services as the Fund may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

SUB-TRANSFER AGENCY SERVICE FEES

In addition to the fees that the Funds may pay to their Transfer Agent, the Board has authorized Class I shares of the Funds to pay service fees, at the annual rate of up to 0.05% of applicable average net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents.

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The Funds pay certain financial intermediaries fees for sub-transfer agency services or other shareholder services. For the fiscal year ended September 30, 2023, the Predecessor Funds paid the following amounts for sub-transfer agency services:

Fund	Sub-Transfer Agency Payments (Class I)
International Equity Fund	$231,715
Global Equity Fund	$14,199
Emerging Markets Value Fund	$233,222
International Small Cap Fund	$110,948
Small Cap Value Fund	$2,656
Core Plus Fund	$15,701
SMART Fund	N/A

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan applicable to Class A shares and Class C Shares, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares. The Board has determined that the Distribution Plan is in the best interests of the Funds’ Class A and Class C shareholders.

Continuance of the Distribution Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Plan (“Qualified Trustees”). All material amendments to the Distribution Plan must be approved by a majority of the Trustees and of the Qualified Trustees. In addition, the Distribution Plan may not be amended to increase materially the amount that may be spent under the Distribution Plan without approval by a majority of the outstanding shares of the Class of each Fund affected.

The Distribution Plan provides that the Trust will pay the Distributor an annual fee of up to [0.25]% of the average daily net assets attributable to each Fund’s Class A shares. The Distribution Plan also provides that the Trust will pay the Distributor an annual fee of up to [0.75]% of the average daily net assets attributable to of the Class C shares of the Global Equity Fund, the International Equity Fund, the International Small Cap Fund, and the Emerging Markets Value Fund. The Distributor can use such payments to compensate broker-dealers and service providers that provide distribution-related services to the Class A or Class C shareholders or to their customers who beneficially own Class A or Class C shares. Such services include reviewing purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Distribution fees paid by a particular Class of a Fund may only be used to pay for the distribution expenses of that Class of the Fund. Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Distribution Plan to bear any distribution expense in excess of the distribution fee. Thus, if the Distribution Plan is terminated or otherwise not continued with respect to a Fund, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class A or Class C shares of the Fund to the Distributor.

The Distribution Plan (and any distribution-related agreement among the Fund, the Distributor and a selling agent with respect to the shares) may be terminated with respect to a Class of shares of a Fund without penalty upon at least 60 days’ notice by the Distributor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the applicable Class of the Fund.

All distribution fees paid by a Fund under the Distribution Plan will be paid in accordance with Rule 2830 of the Rules of Conduct of the Financial Industry Regulatory Authority, as such Rule may change from time to time. Pursuant to the Distribution Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Distributor on behalf of the shares of the Funds. In addition, as long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

The tables below show the amount of 12b-1 fees incurred by the Predecessor Funds for the fiscal year ended September 30, 2023.

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Fund	12b-1 fees incurred by Class A and Class C Shares
International Equity Fund	$150,015
Global Equity Fund	$7,053
Emerging Markets Value Fund	$385,460
International Small Cap Fund	$137,859
Small Cap Value Fund	$3,494
Core Plus Fund	$2,053
SMART Fund	N/A

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Interest, Carrying, or Other Financing Charges	Other Expenses
International Equity Fund	$0	$0	$0	$150,015	$0	$0	$0
Global Equity Fund	$0	$0	$0	$7,053	$0	$0	$0
Emerging Markets Value Fund	$0	$0	$0	$385,460	$0	$0	$0
International Small Cap Fund	$0	$0	$0	$137,859	$0	$0	$0
Small Cap Value Fund	$0	$0	$0	$3,494	$0	$0	$0
Core Plus Fund	$0	$0	$0	$2,053	$0	$0	$0
SMART Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A Shares – Dealer Commissions and Compensation

The Adviser may pay dealers a commission of up to [1.00]% on certain investments in Class A shares that are not subject to an initial sales charge. These purchases consist of purchases of $[1 million] or more, purchases by employer-sponsored defined contribution-type retirement plans investing $[1 million] or more or with [100] or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of [$50 million] or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Fund’s IRA rollover policy as described in the Prospectus) are paid to dealers at the following rates:

[1.00]% on amounts of less than $[4 million], [0.50]% on amounts of at least $[4 million] but less than $[10 million] and [0.25]% on amounts of at least $[10 million]. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $[4 million] (but less than $[10 million]) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of [0.50]%. A dealer concession of up to [0.25]% may be paid by a Fund under its Class A plan of distribution to reimburse the principal underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

The table below shows the aggregate amount of underwriting commissions for each Predecessor Fund for the fiscal year ended September 30, 2023.

	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
International Equity Fund	$0	$0
Global Equity Fund	$0	$0
Emerging Markets Fund	$0	$0
International Small Cap Equity Fund	$0	$0
Small Cap Value Fund	$0	$0
Core Plus Fund	$0	$0
SMART Fund	$0	$0

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REDEMPTIONS IN KIND

The Funds do not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, and may recognize taxable gain or loss, on the sale or other disposition of the securities received from the Funds. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind.

TAXATION

The Funds have elected (or will elect) and intend to continue to qualify each year for treatment as RICs under the Code. In each taxable year that a Fund so qualifies, the Fund will not be subject to U.S. federal income tax on income and gains distributed in a timely manner to shareholders.

In order to qualify for treatment as a RIC, each Fund must distribute annually to shareholders an amount at least equal to the sum of (i) 90% of its investment company taxable income for such year (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) 90% of the Fund’s net tax-exempt interest income, if any, over certain disallowed deductions; and each Fund must meet several additional requirements relating to the composition of its income and the diversification of its holdings. One of these additional requirements for RIC qualification is that a Fund must receive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to a Fund’s business of investing in such stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “90% Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”). These rules may affect the Funds’ ability to fully implement their investment strategies.

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Funds will be subject to U.S. federal income tax at the regular corporate tax rate on any taxable income or gains that they do not timely distribute to shareholders. The Funds will also be subject to a nondeductible 4% excise tax to the extent they fail to distribute by the end of any calendar year substantially all of their ordinary income for that year and substantially all of their capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

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Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. The Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds, and, therefore, the amount of tax you are required to pay.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Any such tax would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, that Fund will be eligible, and intends, to file an election with the Internal Revenue Service (the “IRS”) to pass through to its shareholders their proportionate share of qualified foreign taxes. Pursuant to this election, its shareholders will be required to include their proportionate share of such qualified foreign taxes in their gross income, will treat such proportionate share as taxes paid by them, and may, subject to applicable limitations, deduct such proportionate share in computing their taxable incomes or, alternatively, take foreign tax credits against their U.S. income taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

A Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund purchases shares in certain foreign entities treated as PFICs and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election in respect of a PFIC, a Fund would be required to obtain certain annual information from the PFIC, which may be difficult or impossible to obtain. Amounts included in income each year by a Fund arising from a “qualified electing fund” election, will be “qualifying income” for purposes of the 90% Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

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With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. In order to satisfy the distribution requirements describe above for qualification as a RIC and to avoid the imposition of the 4% excise tax, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Certain Funds may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) generally give rise to a 20% deduction for non-corporate taxpayers. This deduction results in a reduced effective tax rate on the qualified REIT dividends. Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which such Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Dividends from a Fund’s investment company taxable income (computed without regard to the dividends-paid deduction), whether paid in cash or invested in additional shares, will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income or “qualified dividend income” (if so designated by the Fund) to the extent of the Fund’s current and accumulated earnings and profits. Distributions of investment company taxable income (computed without regard to the dividends-paid deduction) reported by a Fund as “qualified dividend income” will be taxed in the hands of noncorporate shareholders at the rates applicable to long-term capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders at the tax rates applicable to long-term capital gain, regardless of how long they have held their Fund shares. Certain of the Funds’ investment strategies may significantly limit their ability to distribute dividends eligible to be treated as qualified dividend income.

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Certain dividends received by a Fund from U.S. corporations and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Capital gain dividends distributed to a Fund from other RICs are generally not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirements with respect to their shares in a Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to their shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Certain of the Funds’ investment strategies may significantly limit their ability to distribute dividends eligible for the dividends received deduction for corporate shareholders.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. A Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the applicable Fund’s shares and must not have hedged its position in the shares in certain ways.

A tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for U.S. federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, Fund dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Funds and received by the shareholders on December 31 if the dividends are paid by the Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the dividend is declared rather than the year in which it is paid. You may wish to avoid purchasing shares of a Fund shortly before the Fund pays a dividend or capital gain distribution, as such a dividend or distribution will be taxable to you, even though it effectively represents a return of a portion of your investment.

At September 30, 2023, the Predecessor Funds had capital losses expiring and capital loss carryforwards utilized as indicated below:

Capital Loss Carryforwards as of September 30, 2023	Indefinite	Utilized	Expired
International Fund	$(98,739,806)	$0	$0
Global Equity Fund	$0	$0	$0
Emerging Markets Value Fund	$(274,015,145)	$0	$0
International Small Cap Fund	$(143,150,333)	$0	$0
Small Cap Value Fund	$0	$0	$0
Core Plus Fund	$(2,444,590)	$0	$0
Separately Managed Reserve Fund	$(11,350,306)	$0	$0

Upon the sale or exchange of shares in a Fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. A redemption of shares by a Fund and an exchange of a Fund’s shares for shares of another Brandes fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized by a shareholder on the sale of shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rule in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. Gain may be increased (or loss reduced) upon a redemption of shares of a Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of shares of the same Fund or of another Brandes fund (or any other shares of a Brandes fund generally sold subject to a sales charge) before February 1 of the calendar year following the calendar year in which the original shares were redeemed.

Each Fund is required to withhold (as “backup withholding”) 24% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the applicable Fund with a correct taxpayer identification number or make required certifications. A Fund also is required to withhold 24% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities provided that the necessary information is timely provided to the IRS.

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Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Funds must report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares sold or redeemed. The Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, shareholder cost basis will be determined under the default method selected by a Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult their tax advisers prior to any repurchase of their respective shares to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax adviser. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers regarding these issues.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax adviser about the tax implications of an investment in the Funds.

Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as the Foreign Account Tax Compliance Act (“FATCA”), the Funds are required to withhold 30% of certain ordinary dividends they pay to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisers in this regard.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other RICs, or tax-exempt or tax-advantaged plans, accounts or entities.

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in Fund shares.

Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Securities Lending Agent

The Predecessor Funds participated in, and the Funds intend to participate in, securities lending arrangements whereby they lend certain of their portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of their portfolios. The Northern Trust Company, the Funds’ custodian, also serves as the Funds’ securities lending agent. For the most recent fiscal year ended September 30, 2023, the Predecessor Funds’ securities lending activities resulted in the following:

	International Equity Fund	Global Equity Fund	International Small Cap Fund
Gross income from securities lending activities:	$146,647	$2,060	$217
Fees and/or compensation for securities lending activities and related services:	$0	$0	$0
Fees paid to securities lending agent from a revenue split	$29,330	$409	$43
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrower)	$0	$0	$0
Other fees not included in revenue split (specify)	$0	$0	$0
Aggregate fees/compensation for securities lending activities:	$29,330	$409	$43
Net income from securities lending activities:	$117,317	$1,651	$174

The Northern Trust Company oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

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Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

CUSTODIAN

The Northern Trust Company (the “Custodian”), PO Box 4766, Chicago, IL 60680-4766, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT

The Northern Trust Company (the “Transfer Agent”), PO Box 4766, Chicago, IL 60680-4766, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], the Trust’s independent registered public accounting firm, provides audit services to the Trust. An affiliate of [ ] provides tax compliance and tax consulting services to the Trust. [ ]’s address is [ ].

CODE OF ETHICS

The Trust, the Adviser and Foreside Financial Group, LLC (d/b/a ACA Group), on behalf of the Distributor, an unaffiliated principal underwriter of the Trust, have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Funds’ proxy voting policies are summarized below.

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Policies of the Funds’ Investment Adviser

The Adviser shall take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, including the Funds, which generally means voting proxies with a view to enhancing the long-term value of the shares of stock held in client accounts. The long-term financial interest of the Adviser’s clients, including the Funds, is the primary consideration in determining how proxies should be voted.

The Adviser votes proxies in accordance with the following three governing principles:

1. Proxy Voting

One of the most significant rights as shareholders is the right to vote at a company’s annual and extraordinary meetings. In voting proxies on behalf of the Adviser’s clients, the Adviser ensures that our clients’ votes are cast in a manner that is most consistent with the Adviser’s Proxy Voting Guidelines, and which are based on the underlying guiding principle of voting in the best economic interests of shareholders over the long term.

2. Corporate Governance

The Adviser believes well-governed companies should apply prudent principles to their corporate governance structure and demonstrate consistency with them through the decisions they make. Fundamental to a well-governed company is an appropriately structured and functioning board that is comprised of qualified and engaged directors. The Adviser’s assessment process consists of consulting a variety of sources, including relevant company filings and research materials provided by proxy advisers and other third parties, as well as engaging with company management. Accordingly, the Adviser believes all corporate boards of directors should display the following traits:

•	Act independently from management, free from conflicts of interest and in the best interests of the shareholders

•	Make decisions that are consistently in the best interests of the shareholders and be held accountable for such decisions and actions

•	Give the highest priority to shareholder rights and equality in treatment of shareholders

•	Evaluate management in an objective manner, ensuring that compensation programs are reasonable in size and commensurate with performance

•	Communicate with shareholders in a timely, responsive, and transparent manner

The Adviser considers the following principles in assessing corporate governance votes in order to encourage companies to take the actions that the Adviser believes, in the long run, are in the best economic interest of the shareholders, and therefore, will analyze and consider individual company circumstances in light of the following:

•	Independence and Effectiveness of the Board of Directors

•	Alignment of Management and Director Remuneration

•	Protection of Shareholder Rights

3. Responsible Ownership

While proxy voting is a basic and important fundamental right, it is only one of the Adviser’s areas of focus on behalf of its clients as shareholders. The Adviser is also committed to continuing to monitor a company’s financial and non-financial performance after each investment has been made. In doing so, the Adviser embraces the concept of being an active, engaged, and responsible owner of the companies the firm invests in on behalf of the Adviser’s clients. Accordingly, the Adviser participates in a number of activities on a case-by-case basis, including:

•	Ongoing engagement and dialogue with companies

•	Assessment of the ability of the board of directors to make effective decisions that are in the best interests of shareholders

•	Collaboration with other shareholders where appropriate

At least annually, The Adviser presents to the Board its policies, procedures and other guidelines for voting proxies. In addition, The Adviser shall notify the Board promptly of material changes to any of these documents. The Board will monitor the implementation of these policies to ensure that the Adviser’s voting decisions:

•	Are consistent with the Adviser’s fiduciary duty to each Fund and its shareholders;

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•	Seek to maximize shareholder return and the value of Fund investments;

•	Promote sound corporate governance; and

•	Are consistent with each Fund’s investment objectives and policies.

International Proxy Voting

Voting proxies with respect to shares of foreign companies may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical challenges in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions, and share blocking.

•

To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Adviser may refrain from voting shares of foreign stocks subject to blocking restrictions where, in the Adviser’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries do not require companies to publish announcements in any official stock exchange publication.

•	Time frames between shareholder notifications, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.

•

Lack of a “proxy voting service” by custodians in certain countries. In countries in which custodians do not offer a “proxy voting service”, the Adviser will attempt, on a best efforts basis, to lodge votes in such countries.

•	Presence of voting fees in countries in which custodians do not offer a “proxy voting service”, may limit the Adviser’s ability to lodge votes in such countries.

•

Due to limited voting ability of some ADR programs, the Adviser will attempt on a best efforts basis, to vote when it is prudent to do so and if the Depositary offers a path to receive our vote instructions.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), the Adviser may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

Conflicts of Interest

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when:

(i)	Proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with the Adviser;

(ii)	The Adviser has material business relationships with participants in proxy contests, corporate executives, corporate directors or director candidates;

(iii)	Proxy votes regarding non-routine matters are solicited by an issuer in which the Adviser has a vested interest involving different products, type or class of securities; or

(iv)	An Adviser employee has a material personal interest in the outcome of a particular matter before shareholders.

The Adviser is committed to resolving all such and similar conflicts in its clients’ best interests. The Adviser has developed these policies and procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to its Guidelines when conflicts of interest arise. Proxy voting proposals that give rise to conflicts of interest that are not addressed by the Guidelines, including conflicts that may arise when the Adviser holds both equity and fixed income securities of the same issuer on behalf of its clients and there are contested situations, will be evaluated on a case-by-case basis by the Adviser’s ESG Oversight Committee, in consultation with the Global Head of Compliance (“GHOC”) and the steps taken to address the issue will be documented in writing.

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If necessary, the ESG Oversight Committee, GHOC and senior management will consult with an independent consultant or outside counsel to resolve any material conflicts of interest. Possible resolutions of such conflicts may include:

(i)	Voting in accordance with the guidance of an independent consultant or outside counsel;

(ii)	Erecting information barriers around the person or persons making voting decisions;

(iii)

Designating a person or committee to vote that has no knowledge of any relationship between the Adviser and the issuer, its officers or directors, director candidates, or proxy proponents; or voting in other ways that are consistent with the Adviser’s obligation to vote in its clients’ best interests.

More Information

The actual voting records relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-395-3807 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling 1-800-395-3807 and will be sent within three business days of receipt of a request.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended September 30, 2023 for the Predecessor Funds are included in the Predecessor Funds’ Annual Report, which was filed with the SEC on December 1, 2023 as part of the Predecessor Fund’s filing on Form N-CSR and is incorporated into this SAI by reference. The Annual Report is available, without charge, upon request, by calling 1-800-395-3807 or by visiting www.brandesfunds.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov. Following the closing of the Reorganization, the Funds’ Annual Report will be available, without charge, upon request, by calling 1-800-395-3807 or by visiting www.brandesfunds.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

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APPENDIX A – NOMINATING PROCEDURES

The Committee will recommend qualified candidates to the Board as the need arises. Recommendations to the Board shall be accompanied by a report outlining the skills, experiences and attributes considered by the Committee in evaluating the candidate. The report should be accompanied by a Trustee and Officer Questionnaire completed by the candidate. Should a shareholder of the Trust wish to present one or more candidates for Trustee of the Trust for consideration by the Governance Committee, the Secretary of the Trust will forward the shareholder communication to the Chairperson of the Committee for evaluation.

Each signed written request shall contain the following information:

(a)	Name and address of the shareholder (or if a group of shareholders, the names and addresses of each member of the group of shareholders) submitting the candidate(s);

(b)	The number of shares owned by the shareholder (or group of shareholders) submitting the candidate(s);

(c)	The Fund or Funds of the Trust which are the issuer(s) of these shares;

(d)	If the shares are owned indirectly through a broker or other record owner, the name(s) of such broker or other record owner;

(e)

Whether the shareholder (or if a group of shareholders, each member of the group) and the candidate or candidates that the shareholder is proposing consent to being identified in any proxy statement utilized in connection with the election of Trustees;

(f)

The name or names of the candidate(s) for Trustee that the shareholder is proposing, together with comprehensive and appropriate background information about the candidate(s) to permit an evaluation against the criteria set forth in Exhibit A; and

(g)

A representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence, that the Governance Committee may request.

APPENDIX B – SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings – Municipal Securities and Commercial Paper

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group. Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA — Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation.

	(i)	Agreement and Declaration of Trust dated February 28, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	Amended and Restated Agreement and Declaration of Trust dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(iii)	First Amendment to the Amended and Restated Agreement and Declaration of Trust dated December 5, 2023 to be filed herewith.

(b)	By-Laws.

	(i)	By-Laws dated February 28, 2020 which were filed as an Exhibit to the Registrant’s Form N-1A dated May 13, 2022 is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

	(i)	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust

	(ii)	Article 9 (Issuance of Shares and Share Certificates) of the Amended & Restated By-laws

(d)	Investment Advisory Contracts.

	(i)	Investment Management Agreement between the Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	Amended Schedule A dated November 8, 2022 to the Investment Management Agreement between the Registrant and Polar Capital LLP which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

	(iii)	Investment Management Agreement between the Registrant and Brandes Investment Partners, L.P., on behalf of the Funds advised by Brandes Investment Partners, L.P., dated [ ], 2024 to be filed by amendment.

(e)	Underwriting Contracts.

	(i)	Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated March 3, 2020 and Form of Dealer Agreement which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(ii)	First Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(iii)	Novation of Distribution Agreement between the Registrant and Foreside Financial Services, LLC was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

	(iv)	First Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated November 8, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

	(v)	Second Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated [ ], 2024 to be filed by amendment.

	(vi)	Distribution Services Agreement between Polar Capital LLP and Foreside Financial Services, LLC dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(vii)	First Amendment to Distribution Services Agreement between Polar Capital LLP and Foreside Financial Services, LLC dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(viii)	Distribution Services Agreement between Brandes Investment Partners, L.P. and Foreside Financial Services, LLC dated [ ], 2024 to be filed by amendment.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodial Agreement.

	(i)	Custody Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	First Amended Schedule B to the Custody Agreement between the Registrant and The Northern Trust Company dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(iii)	Second Amended Schedule B to the Custody Agreement between the Registrant and The Northern Trust Company dated November 9, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

	(iv)	Amended Schedules B and C to the Custody Agreement between the Registrant and The Northern Trust Company dated [ ], 2024 to be filed by amendment.

(h)	Other Material Contracts.

	(i)	Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	First Amended Schedule A to the Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(iii)	Second Amended Schedule A to the Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated November 9, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

	(iv)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated [ ], 2024 to be filed by amendment.

	(v)	Fund Officer Agreement between the Registrant and Foreside Fund Officer Services, LLC dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(vi)	Expense Limitation Agreement between Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

	(vii)	Amended Expense Limitation Agreement between Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated December 1, 2020 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 dated July 28, 2021 is hereby incorporated by reference.

	(viii)	Second Amended and Restated Expense Limitation Agreement between Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated July 13, 2021 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 dated July 28, 2021 is hereby incorporated by reference.

	(ix)	First Amended Schedule A to the Second Amended and Restated Expense Limitation Agreement between the Registrant and Polar Capital LLP, on behalf of the Funds, dated November 8, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31,2023 is hereby incorporated by reference.

	(x)	Expense Limitation Agreement between Registrant and Brandes Investment Partners, L.P., on behalf of the Funds advised by Brandes Investment Partners, L.P., dated [ ], 2024 to be filed by amendment.

	(xi)	Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xii)	First Amended Schedule D to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

	(xiii)	Amendment to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated November 9, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

	(xiv)	Amendment to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated [ ], 2024, to be filed by amendment.

	(xv)	Fund of Funds Investment Agreement between the Registrant and Fidelity Rutland Square Trust II dated [ ], 2024, to be filed by amendment.

	(xvi)	Power of Attorney for Ryan D. Burns which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xvii)	Power of Attorney for JoAnn S. Lilek which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xviii)	Power of Attorney for Patricia A. Weiland which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(xix)	Power of Attorney for Lloyd A. Wennlund which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(i)	Legal Opinion and Consent.

	(i)	Legal Opinion and Consent of Ropes & Gray LLP as to the Polar Capital Emerging Market Stars Fund, which was filed as an Exhibit to the Registrant’s Form N-1A filed on August 21, 2020, is hereby incorporated by reference.

	(ii)	Legal Opinion and Consent of Ropes & Gray LLP as to the Polar Capital Emerging Market ex-China Stars Fund, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

	(iii)	Legal Opinion and Consent of Ropes & Gray LLP to be filed by amendment.

(j)	Other Opinions.

	(i)	Consent of PricewaterhouseCoopers LLP is filed herewith.

	(ii)	Consent of independent registered public accounting firm to be filed by amendment.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements.

	(i)	Subscription Agreement between the Registrant and the Initial Investor of the Polar Capital Emerging Market Stars Fund, which was filed as an Exhibit to the Registrant’s Form N-1A filed on August 21, 2020, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan.

	(i)	Rule 12b-1 Plan dated [ ], 2024 to be filed by amendment.

	(ii)	Shareholder Services Plan dated [ ], 2024 to be filed by amendment.

(n)	Rule 18f-3 Plan.

	(i)	Rule 18f-3 Plan dated [ ], 2024 to be filed by amendment.

(o)	Reserved.

(p)	Code of Ethics.

	(i)	Registrant’s Code of Ethics dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

	(ii)	Polar Capital LLP’s Code of Ethics dated 2023 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 27, 2023 is hereby incorporated by reference.

	(iii)	Foreside Financial Services, LLC’s Code of Ethics dated December 31, 2022 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 27, 2023 is hereby incorporated by reference.

	(iv)	Brandes Investment Partners, L.P.’s Code of Ethics dated [ ] to be filed by amendment.

Item 29.	Control Persons. None.

Item 30.	Indemnification.

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers’ liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of Investment Adviser.

Polar Capital LLP, 16 Palace Street, London, SW1E 5JD, United Kingdom is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-64644. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Brandes Investment Partners, L.P., 4275 Executive Square, 5th Floor, La Jolla, California 92037, is registered as an investment adviser. Additional information about the business, profession, vocation or employment of a substantial nature of Brandes Investment Partners, L.P. and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-24896. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32.	Principal Underwriter.

(a) Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	AAMA Equity Fund, Series of Asset Management Fund
4.	AAMA Income Fund, Series of Asset Management Fund
5.	Advisers Investment Trust
6.	AG Twin Brook Capital Income Fund
7.	AltShares Trust
8.	American Beacon Select Funds
9.	Aristotle Funds Series Trust
10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.	Bow River Capital Evergreen Fund
12.	Constitution Capital Access Fund, LLC
13.	Cook & Bynum Funds Trust
14.	Datum One Series Trust
15.	Diamond Hill Funds
16.	Driehaus Mutual Funds
17.	FMI Funds, Inc.
18.	Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
19.	Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
20.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
21.	Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Faithward Mid Cap Momentum ETF, Series of Northern Lights Fund Trust IV
23.	Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV

24.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
25.	Inspire International ETF, Series of Northern Lights Fund Trust IV
26.	Inspire Small Mid Cap ETF, Series of Northern Lights Fund Trust IV
27.	Inspire Tactical Balanced ETF, Series of the Northern Lights Fund Trust IV
28.	Macquarie Energy Transition ETF, Series of Macquarie ETF Trust
29.	Macquarie Global Listed Infrastructure ETF, Series of Macquarie ETF Trust
30.	Macquarie Tax-Free USA Short Term ETF, Series of Macquarie ETF Trust
31.	Meketa Infrastructure Fund
32.	Nomura Alternative Income Fund
33.	PPM Funds
34.	Praxis Mutual Funds
35.	Primark Private Equity Investments Fund
36.	Rimrock Funds Trust
37.	SA Funds – Investment Trust
38.	Sequoia Fund, Inc.
39.	Simplify Exchange Traded Funds
40.	Siren ETF Trust
41.	Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
42.	TCW ETF Trust
43.	Zacks Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer A. Brunner	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None

Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not applicable.

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules promulgated thereunder will be maintained by the Registrant at 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s administrator, transfer agent, fund accounting agent, and custodian, The Northern Trust Company, 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s compliance and financial control services service provider, Foreside Fund Officer Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101; the Registrant’s distributor, Foreside Financial Services, LLC, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101; Polar Capital LLP, 16 Palace Street, London, SW1E 5JD, United Kingdom for certain records of the Funds advised by Polar Capital LLP; and Brandes Investment Partners, L.P., 4275 Executive Square, 5th Floor, La Jolla, California 92037for certain records of the Funds advised by Brandes Investment Partners, L.P.

Item 34.	Management Services. Not applicable.

Item 35.	Undertakings. None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, State of Illinois, on the 15th day of February, 2024.

Datum One Series Trust

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Barbara J. Nelligan	President (Principal Executive Officer)	February 15, 2024
Barbara J. Nelligan

Ryan D. Burns	Trustee	February 15, 2024
Ryan D. Burns*

JoAnn S. Lilek	Trustee	February 15, 2024
JoAnn S. Lilek*

Patricia A. Weiland	Trustee	February 15, 2024
Patricia A. Weiland*

Lloyd A. Wennlund	Trustee	February 15, 2024
Lloyd A. Wennlund*

/s/ Tracy L. Dotolo	Treasurer (Principal Financial Officer)	February 15, 2024
Tracy L. Dotolo

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, as Attorney-in-Fact

*	Pursuant to Power of Attorney

Exhibit Index

(a)(iii)	First Amendment to the Amended and Restated Agreement and Declaration of Trust dated December 5, 2023.

(j)(i)	Consent of PricewaterhouseCoopers LLP